UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2011

Financial Square Funds
Federal
Government
Money Market
Prime Obligations
Tax-Exempt California
Tax-Exempt New York
Tax-Free Money Market
Treasury Instruments
Treasury Obligations

Goldman Sachs Financial Square Funds

■	FEDERAL FUND

■	GOVERNMENT FUND

■	MONEY MARKET FUND

■	PRIME OBLIGATIONS FUND

■	TAX-EXEMPT CALIFORNIA FUND

■	TAX-EXEMPT NEW YORK FUND

■	TAX-FREE MONEY MARKET FUND

■	TREASURY INSTRUMENTS FUND

■	TREASURY OBLIGATIONS FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	2

Portfolio Results	6

Yield Summary	10

Sector Allocations	11

Schedules of Investments	13

Financial Statements	58

Financial Highlights	66

Notes to Financial Statements	84

Report of Independent Registered Public Accounting Firm	106

Other Information	107

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Principal Investment Strategies and Risks

Taxable Funds The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Federal and Government Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities (as defined in the Funds’ Prospectuses), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to U.S. Treasury Obligations (as defined in the Funds’ Prospectuses) and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state. In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Instruments, Treasury Obligations, Government and Federal Funds may be subject to additional investment restrictions.

Tax-Exempt Funds The Tax-Free Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt California and Tax-Exempt New York Funds seek to provide shareholders, to the extent consistent with preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations. In addition, the Tax-Exempt California and Tax-Exempt New York Funds seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from those taxes. The Tax-Free Money Market, Tax-Exempt California and Tax-Exempt New York Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax.

In order to obtain a rating from a rating organization, the Tax-Free Money Market Fund may be subject to additional investment restrictions.

An investment in a Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

MARKET REVIEW

Goldman Sachs Financial Square Funds

Economic and Market Review

U.S. economic growth slowed during the 12 months that ended August 31, 2011 (the “Reporting Period”). Yields in the money markets remained at low levels throughout the Reporting Period.

At the beginning of the Reporting Period, U.S. economic data was mixed. Earlier gains in U.S. industrial production and business investment had leveled out, and though activity slowed across manufacturing and services, these sectors still continued to expand. The exception to this pattern in the U.S. economy was consumer demand, which remained constrained by ongoing job losses and a persistently weak housing market. Indeed, although the economy expanded at an annualized rate of 2.6% in the third quarter of 2010, neither labor market nor housing market data showed a consistently positive trend.

The Federal Reserve (the “Fed”) noted that inflation was likely to remain below levels “consistent with its mandate” for some time, thus opening the door for further quantitative easing, or asset purchases. Economic and policy conditions kept downward pressure on benchmark government yields, such that the two-year U.S. Treasury yield fell to a historic low around 0.50%.

In the fourth calendar quarter of 2010, the U.S. Gross Domestic Product (“GDP”) increased at an annualized rate of 3.1%. Domestic demand was generally positive, with durable goods orders springing back from a sharp dip in October and consumer spending on track for an annual growth rate of approximately 4%. Despite estimates by The Conference Board (an independent research organization) of a slight decline in consumer confidence, retail traffic was robust during the December holiday season. For the full year 2010, the U.S. Department of Commerce reported consumer spending growth of 3.5%, and the Institute for Supply Management (ISM) services and manufacturing indexes posted multi-year record gains. Although employment data did not indicate a definitive turnaround, the job market began showing signs of life, with December non-farm payrolls modestly increasing by 103,000 jobs.

Toward the end of the fourth calendar quarter of 2010, U.S. Treasury yields reversed their declining trend, although yields at the short-term end of the curve remained low, anchored by the Fed keeping the targeted federal funds rate near zero. Further stimulus — including more quantitative easing by the Fed, formally announced in November, and extensions of tax cuts and jobless benefits in December — boosted confidence in the recovery and prompted upward revisions to economic growth forecasts by many.

MARKET REVIEW

In the first quarter of 2011, global economic growth remained strong, but new challenges emerged. Political upheaval across the Middle East and North Africa drove oil prices higher and Japan’s devastating tsunami, earthquake and nuclear incidents raised concerns about a disruption in the global supply chain. In response, defensive buying of benchmark government bonds interrupted the rise in yields seen at the end of 2010, though demand for riskier assets eased only slightly. Certain economic data remained robust, with manufacturing indexes in the U.S., U.K. and Germany hitting new cyclical highs. Global investment began to respond to low interest rates and healthy corporate balance sheets with a revival in hiring and demand for credit from consumers and businesses. Meanwhile, inflation concerns intensified in major developed economies. The European Central Bank (ECB) surprised markets in March by signaling an imminent rate hike, as European Union leaders struggled for consensus on policies to address the Eurozone’s troubled peripheral economies. In the U.K., inflation reached more than double the official 2% target. By contrast, U.S. inflation remained modest, and the Fed indicated no intention to raise interest rates.

Against this backdrop, during the first calendar quarter of 2011, the money markets were focused on two competing themes — a better macro environment in the U.S. and uncertainty driven by European sovereign debt crisis. These themes, in our view, should have ultimately helped to push U.S. Treasury yields higher. However, political unrest in the Middle East and North Africa, natural and nuclear disasters in Japan, the U.S. Treasury Department’s reduction of borrowing Supplemental Financing Program (SFP) bills, and the Fed’s asset repurchase program, or quantitative easing program known as QE2, combined instead to push yields on the short-term end of the U.S. Treasury yield curve, or spectrum of maturities, modestly lower. (The Supplementary Financing Program is a program enacted by the U.S. Treasury Department to provide supplementary funding to the Fed to offset the financial strain due to the creation of various liquidity programs and facilities during the financial crisis of 2008. The funds are acquired through the auction of Treasury bills and are placed into an account that the Fed may use for various initiatives.) Indeed, yields on three-month, six-month and one-year Treasury securities fell four basis points, two basis points and one basis point, respectively, during the first calendar quarter. (A basis point is 1/100th of a percentage point.) Repurchase agreements (or repo) levels, in contrast, ended the quarter softer than expected.

Although economic data pointed to continued growth in the world’s largest economies, economic activity slowed during the second calendar quarter of 2011. Disruptions in the global supply chain following the events in Japan and higher energy costs contributed to declines in leading economic indicators. Expectations for lower economic growth and renewed fears of a sovereign debt restructuring in the Eurozone’s troubled peripheries drove safe-haven trading by investors globally. In turn, benchmark government bond yields declined and risk premiums rose across spread, or non-Treasury, sectors. These trends reversed somewhat in late June, as oil prices eased from their April peak and markets scaled back expectations for interest rate hikes even as inflation pressures increased.

MARKET REVIEW

In June of 2011, the U.S. Department of Labor published disappointing labor market data, stating that the U.S. had added just 18,000 new jobs. The unemployment rate increased to 9.2%. Second quarter 2011 U.S. GDP, at 1.3%, was weaker than expected, and first quarter 2011 U.S. GDP growth was revised downward from 1.9% to 0.4%. Fiscal pressures mounted as U.S. lawmakers disagreed on terms for raising the nation’s debt ceiling.

U.S. Treasury yields declined during the second calendar quarter of 2011, and so, too, did money market yields. In April, a newly imposed change in the calculation of the FDIC (Federal Deposit Insurance Corporation) assessment fee for banks in the United States caused acute compression in the overnight markets, setting a tone that would carry throughout the quarter.

The Fed continued to reinforce similar rhetoric as had been in place for more than two years — that it intended to operate in an ultra-low interest rate environment for an “extended period.” Following both its April and June 2011 meetings, the Fed stated that it remained comfortable with increased inflation expectations and softer economic growth and that neither was outside of market expectations given muted reaction to these trends. The Fed decided to continue holding the targeted federal funds rate in a range between zero and 0.25%.

Toward the end of June 2011, the traditional quarter-end collateral squeeze, or tightening of capital, was exaggerated by both the building supply pressures and a flight to quality driven by the Eurozone debt crisis. Concerns about the potential fallout from Greece’s severe sovereign debt and fiscal problems dominated investor sentiment, driving yields on U.S. government securities lower. Further, investors’ heightened concerns with money market funds’ exposure to European sovereign debt and European banks caused a shift from prime money market funds (meaning those invested in corporate instruments in addition to government instruments) to government money market funds.

August 2011 began with news that the U.S. debt ceiling would be raised and that certain large custodian banks would begin charging a fee on what it termed excessive cash deposits. With the uncertainty about the U.S. debt ceiling resolved, investors refocused their attention on the European debt crisis and whether or not the ECB could prevent contagion beyond the Eurozone’s peripheral countries. The deteriorating U.S. economy raised concerns about global economic growth. In early August, Standard & Poor’s (S&P) downgraded the U.S.’ credit rating from AAA to AA+ on the grounds that, among other reasons, the U.S. government had failed to deliver what the rating agency judged to be a serious plan to tackle the nation’s deficit. S&P left its outlook for U.S. government debt at “negative” and signaled that another downgrade was possible during the following 12 to 18 months.

The money markets appeared calmer toward the end of August, which was capped off with a highly anticipated speech by Fed chairman Ben Bernanke. Bernanke said the Fed is committed to keeping interest rates low until mid-2013, but he did not indicate whether further easing measures were warranted.

The combination of all these factors kept both taxable and tax-exempt money market yields low throughout the Reporting Period.

MARKET REVIEW

Looking Ahead

U.S. economic growth has ebbed and flowed since the 2008 financial crisis. We have not yet seen a sustainable pattern that would convince us that the economy is in a “typical” recovery. In our opinion, a typical recovery is one in which the economy grows above trend long enough to start reducing the output gap. The economic recovery of the last three years has not generated such growth, plus it has experienced numerous setbacks. It is unclear to us what impetus would reaccelerate economic growth. Consequently, we think the risk of recession has increased and that U.S. economic growth is likely to be modest in the near term.

The Fed has made an explicit commitment — though with certain conditions — to hold interest rates at low levels until 2013. We find it hard to envisage a reason that the Fed would raise the federal funds rate in 2011 or 2012. However, short-term interest rates could still move up or down before the Fed signals an actual rate hike. For example, further U.S. credit downgrades or events such as the debt ceiling debate could put additional downward pressure on interest rates. Conversely, concern about U.S. credit quality could potentially outweigh the safe-haven appeal of U.S. Treasuries, pushing interest rates higher. In our opinion, neither of these scenarios is to be expected. That said, we believe rates are likely to remain low for the foreseeable future with the potential for volatility in response to macroeconomic data and to events in Europe and elsewhere.

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Financial Square Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The Funds’ yields declined during the Reporting Period largely because of the factors described in the Market Review. With the targeted federal funds rate near zero throughout the Reporting Period, money market yields were anchored near the same level with little difference between maturities. In our opinion, the reward of another basis point of yield frequently did not warrant the risk of purchasing longer-dated maturities. (A basis point is 1/100th of a percentage point.)

Instead, we focused on remaining liquid and short in duration so as to be more nimble to take advantage should yields begin to increase and risk premia be priced in accordingly. That said, we seek to manage the Funds consistently regardless of the interest rate environment. Our investment approach has always been tri-fold: seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest rate, liquidity and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of our Funds’ guidelines and objectives.

Q	How were the taxable Funds invested?

A	The taxable Funds had investments in commercial paper, asset-backed commercial paper, Treasury securities, government agency securities, repurchase agreements, municipal debt obligations, government guaranteed paper and certificates of deposit during the Reporting Period. We focused on securities with one- to three-month maturities, although we did make purchases in longer-dated maturities in the first half of the Reporting Period when prices declined and we had the opportunity to lock in higher yields.

Q	How were the tax-exempt Funds invested?

A	The tax-exempt Funds had investments in variable rate demand notes (“VRDNs”), tax-exempt commercial paper, tax anticipation notes, general obligation bonds, revenue bonds and municipal put bonds during the Reporting Period.

During the first half of the Reporting Period, the tax-exempt yield curve, or spectrum of maturities, steepened as an abundance of new issue supply and investment outflows, stemming from investors’ concerns about the creditworthiness of municipal securities, put upward pressure on one-year interest rates. Because we expected the Fed to remain on hold in 2011, we used select opportunities to invest in longer-dated maturities. We focused the Funds’ investments on essential service bonds, such as water and sewer service providers, and high-quality general obligation bonds with large, diverse revenue sources.

Municipal yields compressed as investors continued to withdraw assets from the tax-exempt market during the first quarter of 2011. Historically, municipal money markets experience investment inflows, not outflows, during the first quarter of a calendar year. New issuance was tight, as a significant portion had been shifted by issuers into the fourth calendar quarter because of uncertainty about 2011 federal tax rates.

In the second calendar quarter, municipal yields compressed further in response to strong demand and low supply. The SIFMA Municipal Swap Index, an index of seven-day VRDNs, fell to 9 basis points in June — an all-time low yield for the index. For the first six months of 2011 overall, municipal issuance was approximately 50% of what it was during the same period in 2010. The compression in yields also increased the attractiveness of tax-exempt bonds to non- traditional buyers. Historically, tax-exempt bonds trade at lower absolute yields than taxable bonds.

In the final two months of the Reporting Period, municipal yields continued to compress. The VRDN market continued to be highly correlated with the repo market as taxable money market funds held approximately 25% of the available supply.

Q	How did you manage the taxable Funds’ weighted average maturity during the Reporting Period?

A	At the start of the Reporting Period, we lengthened the taxable Funds’ weighted average maturity to between 30 days and 60 days because of the increased risk of another round of quantitative easing, or asset purchases, by the Fed.

PORTFOLIO RESULTS

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

We also shifted to a barbelled strategy in managing the Funds’ duration, wherein we began to purchase longer-dated government agency securities while at the same time maintaining a healthy portion of the Funds’ holdings in maturities of less than a week. This was advantageous as longer-term interest rates declined and short-term rates remained low following the Fed’s formal announcement in November of a second round of quantitative easing.

As economic data grew more positive near the end of 2010, the taxable Funds’ weighted average maturity was between 40 days and 50 days. At the end of the first calendar quarter, as the money market yield curve flattened, meaning the differential in yields between securities with longer- and shorter-term maturities narrowed, we gradually shortened the taxable Funds’ weighted average maturity to between 30 days and 40 days. We reduced the targeted range for the taxable Funds’ weighted average maturity to between 25 days and 40 days near the end of the second calendar quarter. As yields continued to compress in the last two months of the Reporting Period, we shortened the weighted average maturity of the taxable Funds to between 15 days and 30 days. At the end of the Reporting Period, the targeted range was slightly wider at between 20 and 45 days.

Q	How did you manage the tax-exempt Funds’ weighted average maturity during the Reporting Period?

A	In the first four months of the Reporting Period, we sought to maintain the tax-exempt Funds’ weighted average maturity near 45 days to take advantage of the upward sloping yield curve, wherein yields on longer-term maturities were higher than those on shorter-term maturities. Because we expected the Fed to remain on hold in 2011, we used select opportunities to invest in longer-dated maturities. In the first quarter of 2011, the supply of high-quality, longer-dated paper was less attractively priced, and we found fewer investment options that had the potential to add value. As a result, we allowed the weighted average maturity of the tax-exempt Funds to decrease to between 25 days and 35 days. During the second calendar quarter, we managed the weighted average maturity of the tax-exempt Funds in a range of between 20 days and 30 days and by the end of the Reporting Period, we had shortened the targeted weighted average maturity of less than 15 days.

Q	How did you manage the taxable and tax-exempt Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of all the taxable and tax-exempt Funds below 120 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	As mentioned earlier, we made adjustments to the Funds’ weighted average maturities based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	In our opinion, interest rates are likely to remain low into 2013 with the Fed holding the targeted federal funds rate near zero. Although money market investment flows have stabilized, we expect to keep the taxable and tax-exempt Funds conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest rate, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to navigate the interest rate environment.

FUND BASICS

Financial Square Funds
as of August 31, 2011

PERFORMANCE REVIEW[1]

September 1, 2010–	Fund Total Return (based on NAV)[2]	iMoneynet Institutional
August 31, 2011	FST Shares	Average[3]

Federal	0.01%	0.02	%(4)
Government	0.04	0.02	(4)
Money Market	0.14	0.07	(5)
Prime Obligations	0.10	0.07	(5)
Tax-Exempt California	0.01	0.03	(6)
Tax-Exempt New York	0.03	0.04	(6)
Tax-Free Money Market	0.10	0.04	(7)
Treasury Instruments	0.01	0.01	(8)
Treasury Obligations	0.01	0.01	(9)

[1]	Each of the Government, Treasury Obligations, Money Market, Treasury Instruments, Federal and Tax-Free Money Market Funds offers nine separate classes of shares (FST, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), each of the Tax-Exempt California and Tax-Exempt New York Funds offers four separate classes of shares (FST, Administration, Service and Cash Management), and the Prime Obligations Fund offers eleven separate classes of shares (FST, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class B and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The FST Shares do not have distribution (12b-1), administration or shareholder service fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class B and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution (12b-1), administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution (12b-1), administration and/ or shareholder service fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares (for Tax- Exempt California and Tax Exempt New York Funds) pay 0.15%, Administration Shares (for all other Funds) pay 0.25%, Service Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 0.40%, Service Shares (for all other Funds) pay 0.50%, Cash Management Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 1.00%, Cash Management Shares (for all other Funds) pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, and Class B and Class C Shares each pay 1.00%.
If these fees were reflected in the above performance, performance would have been reduced. An investment in any of the Financial Square Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s performance reflects the reinvestment of dividends and other distributions. A Fund’s performance does not reflect the deduction of any applicable sales charges.
[3]	Source: iMoneyNet, Inc. August 2011
[4]	Government & Agencies Institutional — Category includes the most broadly based of the government institutional funds. These funds may invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.
[5]	First Tier Institutional — Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.
[6]	Tax-Free State-Specific — Category includes all retail and institutional State-Specific money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper, and other tax-free holdings.
[7]	Tax-Free National — Category includes all retail and institutional national tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper, and other tax-free holdings.
[8]	Treasury Institutional — Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.
[9]	Treasury & Repo Institutional — Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1,10]

	SEC
	7-Day
	Current		Five		Since
For the period ended 6/30/11	Yield[11]	One Year	Years	Ten Years	Inception	Inception Date

Federal	0.00%	0.02%	2.06%	2.09%	3.11%	2/28/97
Government	(0.01)	0.06	2.12	2.15	3.52	4/6/93
Money Market	0.10	0.16	2.23	2.22	3.62	5/18/94
Prime Obligations	0.04	0.12	2.20	2.20	3.89	3/8/90
Tax-Exempt California	0.01	0.01	1.28	1.30	2.47	10/4/88
Tax-Exempt New York	0.01	0.03	1.32	1.32	2.20	2/15/91
Tax-Free Money Market	0.01	0.12	1.55	1.58	2.37	7/19/94
Treasury Instruments	0.00	0.01	1.71	1.85	2.83	3/3/97
Treasury Obligations	0.00	0.02	1.83	1.95	3.67	4/25/90

[10]	Standardized Average Annual Total Returns are average annual total returns of FST Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value.

Because FST Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

[11]	The SEC 7-Day Current Yield figures are as of 6/30/11 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Average Annual Total Return figures.

YIELD SUMMARY

SUMMARY OF THE FST SHARES AS OF 8/31/11[1]

					Weighted
		SEC 7-Day	SEC 7-Day	30-Day	Avg.	Weighted
	7-Day	Current	Effective	Average	Maturity	Avg. Life
Funds	Dist. Yield[12]	Yield[13]	Yield[13]	Yield[14]	(days)[15]	(days)[16]

Federal	0.01%	0.00%	0.00%	0.01%	43	104
Government	0.01	0.00	0.00	0.01	41	105
Money Market	0.12	0.12	0.12	0.11	23	80
Prime Obligations	0.07	0.06	0.06	0.05	21	76
Tax-Exempt California	0.01	0.01	0.01	0.01	8	11
Tax-Exempt New York	0.01	0.01	0.01	0.01	10	10
Tax-Free Money Market	0.06	0.06	0.06	0.04	14	15
Treasury Instruments	0.01	0.00	0.00	0.01	26	26
Treasury Obligations	0.01	0.01	0.01	0.01	23	23

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit www.goldmansachs.com to obtain the most recent month-end performance.

[12]	The 7-Day Distribution yield is the average total return over the previous seven days. It is the Fund’s total income net of expenses, divided by the total number of outstanding shares. This yield can include capital gain/loss distribution, if any. This is not a SEC Yield.

[13]	The SEC 7-Day Current Yield and SEC 7-Day Effective Yield of a Fund are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[14]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[15]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[16]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

SECTOR ALLOCATIONS

TAXABLE FUNDS[17]

As of August 31, 2011
Security Type			Money	Prime	Treasury	Treasury
(Percentage of Net Assets)	Federal	Government	Market	Obligations	Instruments	Obligations

Certificates of Deposit - Eurodollar	—	—	3.2%	—	—	—
Certificates of Deposit - Yankeedollar	—	—	6.5	—	—	—
Commercial Paper & Corporate Obligations	—	—	14.0	25.7%	—	—
Municipal Debt Obligations	—	—	0.2	0.8	—	—
Repurchase Agreements	—	45.1%	24.9	36.1	—	80.9%
Time Deposits	—	—	18.2	0.5	—	—
U.S. Government Agency Obligations	86.3%	50.4	11.4	15.6	—	—
U.S. Government Guarantee	—	1.3	—	—	—	—
U.S. Government Guarantee Variable Rate Obligations	—	6.4	—	—	—	—
U.S. Treasury Obligations	7.1	0.6	—	—	102.7%	18.8
Variable Rate Municipal Debt Obligations	—	—	12.9	20.1	—	—
Variable Rate Obligations	—	—	10.3	3.7	—	—

As of August 31, 2010

Certificates of Deposit	—	—	1.2%	1.4%	—	—
Certificates of Deposit - Eurodollar	—	—	5.4	—	—	—
Certificates of Deposit - Yankeedollar	—	—	7.7	—	—	—
Commercial Paper & Corporate Obligations	—	—	24.0	35.5	—	—
Master Demand Notes	—	—	0.6	2.5	—	—
Municipal Debt Obligations	—	—	0.7	0.7	—	—
Repurchase Agreements	—	63.7%	32.7	31.8	—	74.2%
Time Deposits	—	—	0.8	—	—	—
U.S. Government Agency Obligations	53.0%	32.6	14.9	20.0	—	—
U.S. Government Guarantee Variable Rate Obligations	—	3.2	—	0.4	—	—
U.S. Treasury Obligations	48.2	0.5	1.1	1.1	100.0%	25.7
Variable Rate Municipal Debt Obligations	—	—	1.9	5.2	—	—
Variable Rate Obligations	—	—	9.0	1.4	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

SECTOR ALLOCATIONS

TAX-EXEMPT AND TAX-FREE FUNDS[18]

As of August 31, 2011
Security Type	Tax-Exempt	Tax-Exempt	Tax-Free
(Percentage of Net Assets)	California	New York	Money Market

Bond Anticipation Notes	—	—	—
Commercial Paper	3.2%	4.6%	8.2%
General Obligation Bonds	0.5	—	0.6
Pre-Refunded Bonds	—	—	0.2
Put Bonds	—	0.3	0.7
Revenue Anticipation Notes	—	—	—
Revenue Bonds	—	6.0	1.1
Tax and Revenue Anticipation Notes	—	—	3.0
Tax Anticipation Notes	—	—	0.3
Variable Rate Obligations	96.0	89.7	85.0

As of August 31, 2010
Security Type	Tax-Exempt	Tax-Exempt	Tax-Free
(Percentage of Net Assets)	California	New York	Money Market

Bond Anticipation Notes	—	—	—
Commercial Paper	11.7%	2.3%	8.8%
General Obligation Bonds	—	—	0.9
Pre-Refunded Bonds	—	—	—
Put Bonds	1.1	5.8	0.6
Revenue Anticipation Notes	1.2	1.1	1.2
Revenue Bonds	—	5.4	0.3
Tax and Revenue Anticipation Notes	10.6	—	6.0
Tax Anticipation Notes	—	2.8	2.0
Variable Rate Obligations	75.3	82.4	80.1

[18]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

FINANCIAL SQUARE FEDERAL FUND

Schedule of Investments
August 31, 2011

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Government Agency Obligations – 86.3%
Federal Farm Credit Bank
$50,000,000	0.010%		09/01/11	$50,000,000
150,000,000	0.331	(a)	09/15/11	149,997,050
50,500,000	0.280		10/03/11	50,498,943
91,000,000	0.183	(a)	10/26/11	91,000,000
52,000,000	0.171	(a)	11/02/11	51,999,865
65,000,000	0.150	(a)	11/17/11	64,995,867
91,385,000	0.132	(a)	12/14/11	91,370,500
79,000,000	0.203	(a)	01/13/12	78,991,935
200,000,000	0.182	(a)	02/03/12	200,000,000
50,000,000	0.085	(a)	02/07/12	49,993,626
50,000,000	0.193	(a)	03/21/12	49,997,198
300,000,000	0.176	(a)	04/04/12	299,954,995
35,000,000	0.117	(a)	04/13/12	34,994,556
125,000,000	0.203	(a)	05/22/12	124,990,815
24,000,000	0.311	(a)	11/01/12	24,000,000
137,755,000	0.221	(a)	11/27/12	137,772,684
38,200,000	0.272	(a)	12/14/12	38,200,000
100,000,000	0.273	(a)	01/03/13	100,000,000
66,630,000	0.197	(a)	01/24/13	66,629,400
96,230,000	0.198	(a)	01/25/13	96,241,677
71,150,000	0.131	(a)	02/04/13	71,088,883
222,000,000	0.219	(a)	02/07/13	221,973,312
61,520,000	0.203	(a)	02/22/13	61,511,264
10,000,000	0.180	(a)	03/18/13	9,998,536
100,000,000	0.155	(a)	04/09/13	99,968,232
79,500,000	0.180	(a)	04/17/13	79,483,065
19,480,000	0.269	(a)	04/26/13	19,499,614
100,000,000	0.185	(a)	07/08/13	99,981,172
Federal Home Loan Bank
363,700,000	0.001		09/01/11	363,700,000
103,800,000	0.040		09/01/11	103,800,000
257,500,000	0.030		09/02/11	257,499,785
400,000,000	0.050		09/02/11	399,999,444
32,356,000	0.040		09/07/11	32,355,784
1,486,701,000	0.045		09/07/11	1,486,689,850
656,400,000	0.035		09/09/11	656,394,895
148,000,000	0.160		09/15/11	148,002,840
41,000,000	0.330		09/15/11	40,999,622
807,900,000	0.018		09/16/11	807,893,941
8,430,000	0.020		09/19/11	8,429,916
11,500,000	0.150		09/21/11	11,499,042
169,500,000	0.189	(a)	09/26/11	169,506,064
30,700,000	0.050		10/07/11	30,698,465
677,000,000	0.050		10/12/11	676,961,449
128,033,000	0.050		10/14/11	128,025,353
357,700,000	0.050		10/19/11	357,676,153
297,000,000	0.040		10/21/11	296,983,500
264,500,000	0.050		10/21/11	264,481,632
30,340,000	0.050		10/26/11	30,337,682
671,000,000	0.120		10/26/11	670,876,984
49,900,000	0.050		11/04/11	49,895,564
97,000,000	0.320		12/06/11	96,991,210
194,000,000	0.320		12/09/11	193,981,871
97,000,000	0.350		12/13/11	96,990,473
48,200,000	0.350		12/19/11	48,192,091
41,000,000	0.350		12/23/11	40,993,662
6,300,000	0.160	(a)	01/13/12	6,300,698
24,670,000	0.180	(a)	01/24/12	24,674,942
86,000,000	0.180		02/08/12	85,998,506
32,500,000	0.120		02/24/12	32,490,105
225,000,000	0.120		02/27/12	224,907,502
97,000,000	0.110		03/15/12	96,962,244
103,000,000	0.110		03/22/12	102,958,476
253,000,000	0.150		03/23/12	252,954,010
157,000,000	0.400		08/16/12	157,000,000
118,000,000	0.400		08/17/12	118,000,000
100,000,000	0.145	(a)	07/08/13	99,906,193

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$11,187,143,137

U.S. Treasury Obligations – 7.1%
United States Treasury Bills
$100,000,000	0.003%		09/08/11	$99,999,951
500,000,000	0.005	(b)	09/15/11	499,999,028
United States Treasury Notes
150,000,000	1.000		09/30/11	150,084,504
150,000,000	1.000		10/31/11	150,174,894
13,800,000	0.750		11/30/11	13,815,105

TOTAL U.S. TREASURY OBLIGATIONS				$914,073,482

TOTAL INVESTMENTS – 93.4%				$12,101,216,619

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.6%				855,651,544

NET ASSETS – 100.0%				$12,956,868,163

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2011.

(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.          13

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments
August 31, 2011

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Government Agency Obligations – 50.4%
Federal Farm Credit Bank
$142,000,000	0.331	%(a)	09/15/11	$142,001,786
135,650,000	0.171	(a)	11/02/11	135,649,647
155,000,000	0.150	(a)	11/17/11	154,990,144
141,000,000	0.155	(a)	12/08/11	140,994,311
150,000,000	0.155	(a)	12/09/11	149,993,895
247,000,000	0.132	(a)	12/14/11	246,975,568
247,000,000	0.157	(a)	01/12/12	246,982,000
166,100,000	0.203	(a)	01/13/12	166,083,044
40,000,000	0.117	(a)	04/13/12	39,993,779
49,800,000	0.311	(a)	11/01/12	49,800,000
97,500,000	0.272	(a)	12/14/12	97,500,000
175,000,000	0.219	(a)	02/07/13	174,873,575
35,000,000	0.180	(a)	03/18/13	34,994,876
100,000,000	0.155	(a)	04/09/13	99,968,232
35,000,000	0.180	(a)	04/17/13	34,998,603
Federal Home Loan Bank
380,000,000	0.700		09/02/11	380,003,622
60,000,000	0.160		09/15/11	60,000,393
84,000,000	0.330		09/15/11	83,999,227
477,000,000	0.189	(a)	09/26/11	477,017,065
65,000,000	0.300		09/30/11	64,999,801
190,000,000	0.260		11/17/11	189,974,313
419,100,000	0.260		11/22/11	419,058,728
162,500,000	0.320		12/06/11	162,485,274
325,500,000	0.320		12/09/11	325,469,582
163,000,000	0.350		12/13/11	162,983,990
80,500,000	0.350		12/19/11	80,486,790
207,000,000	0.350		12/23/11	206,967,999
11,800,000	0.160	(a)	01/13/12	11,801,308
45,800,000	0.180	(a)	01/24/12	45,809,175
159,000,000	0.180		02/08/12	158,997,238
144,000,000	0.176	(a)	02/13/12	143,986,321
60,300,000	0.120		02/24/12	60,281,640
150,000,000	0.120		02/27/12	149,938,335
103,000,000	0.110		03/15/12	102,959,908
250,000,000	0.110		03/19/12	249,900,704
147,000,000	0.110		03/22/12	146,940,738
490,000,000	0.150		03/23/12	489,910,928
200,000,000	0.140		03/26/12	199,951,797
318,000,000	0.400		08/16/12	318,000,000
238,000,000	0.400		08/17/12	238,000,000
19,000,000	0.145	(a)	07/08/13	18,982,177
40,000,000	0.147	(a)	07/15/13	39,962,089
Federal Home Loan Mortgage Corporation
131,000,000	0.291		09/13/11	130,987,337
700,000,000	0.128	(a)	01/11/12	699,873,678
490,000,000	0.133	(a)	01/20/12	489,923,477
398,000,000	0.080	(a)	01/25/12	397,935,712
6,900,000	4.750		03/05/12	7,060,288
100,294,000	2.125		03/23/12	101,382,032
29,913,000	0.151	(a)	02/04/13	29,895,923
240,000,000	0.173	(a)	03/21/13	239,887,528
1,000,000,000	0.780		06/07/13	1,000,094,731
Federal National Mortgage Association
750,000,000	0.120		09/01/11	750,000,000
375,305,000	0.160		10/26/11	375,213,259
186,855,000	0.165		10/26/11	186,807,897
51,846,000	6.125		03/15/12	53,498,330
43,765,000	0.240	(a)	10/18/12	43,787,540
692,000,000	0.206	(a)	12/20/12	691,859,001
330,000,000	0.251	(a)	12/28/12	329,911,422
350,000,000	0.202	(a)	05/17/13	349,815,437

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$12,782,602,194

U.S. Government Guarantee Notes* – 1.3%
Bank of America Corp.
$25,251,000	2.100%		04/30/12	$25,567,489
Citigroup Funding, Inc.
32,305,000	2.000		03/30/12	32,644,226
Citigroup, Inc.
141,713,000	2.125		04/30/12	143,512,590
General Electric Capital Corp.
16,900,000	2.250		03/12/12	17,083,489
JPMorgan Chase & Co.
59,540,000	3.125		12/01/11	59,951,514
Morgan Stanley
6,310,000	2.250		03/13/12	6,379,222
US Bancorp
12,481,000	2.250		03/13/12	12,617,920
Wells Fargo & Co.
19,335,000	3.000		12/09/11	19,480,768

TOTAL U.S. GOVERNMENT GUARANTEE NOTES				$317,237,218

U.S. Government Guarantee Variable Rate Obligations*(a) – 6.4%
Bank of America Corp.
$5,000,000	1.073%		12/02/11	$5,011,095
541,250,000	0.553		04/30/12	542,518,463
26,700,000	0.447		06/22/12	26,754,941
51,500,000	0.627		06/22/12	51,681,566
General Electric Capital Corp.
104,250,000	1.182		12/09/11	104,530,453
JPMorgan Chase & Co.
74,000,000	0.477		06/15/12	74,166,002
100,000,000	0.627		06/22/12	100,352,555
Morgan Stanley & Co.
422,900,000	0.596		09/22/11	422,999,355
4,900,000	1.104		12/01/11	4,911,125
Wells Fargo & Co.
282,480,000	1.102		12/09/11	283,182,555
6,000,000	0.467		06/15/12	6,012,983

TOTAL U.S. GOVERNMENT GUARANTEE VARIABLE RATE OBLIGATIONS				$1,622,121,093

14          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Treasury Obligations – 0.6%
United States Treasury Notes
$125,000,000	1.000%		10/31/11	$125,147,573
23,200,000	0.750		11/30/11	23,225,012

TOTAL U.S. TREASURY OBLIGATIONS				$148,372,585

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$14,870,333,090

Repurchase Agreements-Unaffiliated Issuers(b) – 44.9%
Barclays Capital, Inc.
$75,000,000	0.050%		09/01/11	$75,000,000
Maturity Value: $75,000,104
Collateralized by Government National Mortgage Association, 4.000%, due 04/15/41. The market value of the collateral, including accrued interest, was $76,500,000.
700,000,000	0.060		09/01/11	700,000,000
Maturity Value: $700,001,167
Collateralized by U.S. Treasury Note, 0.500%, due 08/15/14. The market value of the collateral, including accrued interest, was $714,000,006.
BNP Paribas Securities Corp.
250,000,000	0.090		09/01/11	250,000,000
Maturity Value: $250,000,625
Collateralized by U.S. Treasury Bill, 0.000%, due 09/08/11, U.S. Treasury Notes, 0.500% to 3.500%, due 12/15/11 to 05/15/20 and U.S. Treasury Bond, 7.250%, due 05/15/16. The aggregate market value of the collateral, including accrued interest, was $255,000,120.

1,078,000,000	0.130		09/01/11	1,078,000,000
Maturity Value: $1,078,471,026
Settlement Date: 05/03/11
Collateralized by Federal Home Loan Mortgage Corporation, 4.000% to 6.500%, due 11/01/14 to 07/01/41, Federal National Mortgage Association, 3.000% to 7.000%, due 08/01/14 to 08/01/41 and Government National Mortgage Association, 3.500% to 6.500%, due 02/15/21 to 08/15/41. The aggregate market value of the collateral, including accrued interest, was $1,099,560,000.

1,100,000,000	0.160	(c)	11/30/11	1,100,000,000
Maturity Value: $1,100,440,000
BNYMellon Investments
300,000,000	0.060		09/01/11	300,000,000
Maturity Value: $300,000,500
Collateralized by U.S. Treasury Note, 1.250%, due 10/31/15. The market value of the collateral, including accrued interest, was $307,677,245.
Credit Agricole Securities (USA), Inc.
750,000,000	0.080		09/01/11	750,000,000
Maturity Value: $750,001,667
Collateralized by Federal Home Loan Bank, 0.120% to 0.320%, due 11/30/11 to 03/01/12, Federal Home Loan Mortgage Corporation, 3.500%, due 05/01/20, Federal National Mortgage Association, 0.000% to 1.080%, due 09/09/11 to 03/01/12 and U.S. Treasury Notes, 1.375% to 3.625%, due 04/15/12 to 02/15/20. The aggregate market value of the collateral, including accrued interest, was $765,007,115.

Deutsche Bank Securities, Inc.
150,000,000	0.070		09/01/11	150,000,000
Maturity Value: $150,000,292
Collateralized by Federal National Mortgage Association, 5.000% to 6.500%, due 10/01/39 to 04/01/41. The market value of the collateral, including accrued interest, was $154,500,000.
ING Financial Markets LLC
500,000,000	0.130		09/01/11	500,000,000
Maturity Value: $500,218,472
Settlement Date: 05/03/11
Collateralized by Federal Home Loan Mortgage Corporation, 4.000% to 4.500%, due 06/01/31 to 08/01/41 and Federal National Mortgage Association, 4.500% to 7.000%, due 02/01/13 to 08/01/47. The aggregate market value of the collateral, including accrued interest, was $510,000,285.

500,000,000	0.160	(c)	10/31/11	500,000,000
Maturity Value: $500,133,333
Joint Repurchase Agreement Account III
4,000,000,000	0.081		09/01/11	4,000,000,000
Maturity Value: $4,000,009,048
RBS Securities, Inc.
400,000,000	0.100		09/01/11	400,000,000
Maturity Value: $400,001,111
Collateralized by Federal National Mortgage Association, 3.500% to 5.000%, due 05/01/25 to 08/01/41. The aggregate market value of the collateral, including accrued interest, was $408,001,056.
Societe Generale
1,000,000,000	0.070		09/01/11	1,000,000,000
Maturity Value: $1,000,001,944
Collateralized by Federal Home Loan Mortgage Corporation, 3.000% to 6.500%, due 09/01/20 to 09/01/41, Federal National Mortgage Association, 3.500% to 6.500%, due 10/01/20 to 12/01/47, Government National Mortgage Association, 4.000%, due 10/20/40 and U.S. Treasury Note, 0.125%, due 08/31/13. The aggregate market value of the collateral, including accrued interest, was $1,027,634,385.

UBS Securities LLC
75,000,000	0.030		09/01/11	75,000,000
Maturity Value: $75,000,063
Collateralized by U.S. Treasury Bill, 0.000%, due 11/25/11. The market value of the collateral, including accrued interest, was $76,500,005.

The accompanying notes are an integral part of these financial statements.          15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Repurchase Agreements-Unaffiliated Issuers(b) – (continued)

Wells Fargo Securities LLC
$500,000,000	0.070%	09/01/11	$500,000,000
Maturity Value: $500,000,972
Collateralized by Federal Home Loan Mortgage Corporation, 4.000% to 4.500%, due 04/01/26 to 08/01/41, Federal National Mortgage Association, 3.500% to 4.500%, due 05/01/21 to 08/01/41 and Government National Mortgage Association, 3.500% to 4.000%, due 06/15/26 to 01/15/41. The aggregate market value of the collateral, including accrued interest, was $510,000,000.

TOTAL REPURCHASE AGREEMENTS-UNAFFILIATED ISSUERS			$11,378,000,000

Repurchase Agreements-Affiliated Issuers(b) – 0.2%
Goldman, Sachs & Co.
$50,000,000	0.060%	09/01/11	$50,000,000
Maturity Value: $50,000,083
Collateralized by Federal Home Loan Mortgage Corporation, 4.500% to 5.500%, due 12/01/21 to 08/01/33 and Federal National Mortgage Association, 5.500% to 6.000%, due 09/01/38 to 01/01/39. The aggregate market value of the collateral, including accrued interest, was $51,000,001.

TOTAL INVESTMENTS – 103.8%			$26,298,333,090

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.8)%			(960,726,010)

NET ASSETS – 100.0%			$25,337,607,080

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2011.

(b)	Unless noted, all repurchase agreements were entered into on August 31, 2011. Additional information on Joint Repurchase Agreement Account III appears on page 57.

(c)	All or a portion represents a forward commitment. Forward settling repurchase agreements will be collateralized at settlement.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

16          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments
August 31, 2011

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Commercial Paper and Corporate Obligations – 14.0%
Aspen Funding Corp.
$50,000,000	0.270%		09/09/11	$49,997,000
50,000,000	0.320		09/22/11	49,990,667
Atlantic Asset Securitization LLC
50,000,000	0.300		09/01/11	50,000,000
148,000,000	0.420		09/06/11	147,991,367
Atlantis One Funding Corp.
200,000,000	0.200		09/16/11	199,983,333
Barclays Bank PLC
184,000,000	0.200		09/01/11	184,000,000
184,000,000	0.350	(d)	11/01/11	183,890,878
Barton Capital LLC
99,000,000	0.320		09/01/11	99,000,000
75,000,000	0.350		09/08/11	74,994,896
BPCE SA
72,000,000	0.310		09/01/11	72,000,000
175,000,000	0.310		09/07/11	174,990,958
Gemini Securitization Corp.
75,000,000	0.300		09/23/11	74,986,250
50,000,000	0.300		10/03/11	49,986,667
Grampian Funding LLC
100,000,000	0.280		10/07/11	99,972,000
Hannover Funding Co. LLC
39,000,000	0.471		09/20/11	38,990,326
200,000,000	0.501		10/03/11	199,911,111
Kells Funding LLC
125,000,000	0.270		09/28/11	124,974,687
100,000,000	0.230		10/11/11	99,974,444
65,000,000	0.230		10/12/11	64,982,974
LMA Americas LLC
229,000,000	0.570		09/07/11	228,978,245
50,000,000	0.230		09/09/11	49,997,444
Matchpoint Master Trust
100,000,000	0.320		09/06/11	99,995,556
Nationwide Building Society
198,000,000	0.240		09/06/11	197,993,400
Regency Markets No. 1 LLC
33,407,000	0.250		09/21/11	33,402,360
60,000,000	0.250		09/26/11	59,989,583
Tasman Funding, Inc.
60,000,000	0.300		09/21/11	59,990,000
Versailles Commercial Paper LLC
148,000,000	0.450		09/06/11	147,990,750

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$2,918,954,896

Certificates of Deposit-Eurodollar – 3.2%
Credit Agricole SA
$350,000,000	0.310%		09/01/11	$350,000,000
308,000,000	0.300		09/06/11	308,000,000

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR				$658,000,000

Certificates of Deposit-Yankeedollar – 6.5%
Credit Industriel et Commercial
$65,000,000	0.290%		09/02/11	$65,000,000
DZ Bank AG Deutsche Zentral-Genossenschaftsbank
147,000,000	0.310		09/19/11	147,000,735
Mitsubishi UFJ Trust and Banking Corp.
200,000,000	0.300		09/14/11	200,000,000
100,000,000	0.280		09/26/11	100,000,000
Mizuho Corporate Bank, Ltd.
250,000,000	0.320		12/01/11	250,000,000
Norinchukin Bank
350,000,000	0.250		09/12/11	350,000,000
100,000,000	0.300		10/31/11	100,000,000
Sumitomo Mitsui Banking Corp.
150,000,000	0.310	(d)	11/02/11	150,002,582

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$1,362,003,317

Municipal Debt Obligation – 0.2%
University of California RN Taxable Notes Series 2011 AA-1
$31,200,000	0.480%		07/01/12	$31,200,000

Time Deposits – 18.2%
Bank of Nova Scotia (The)
$400,000,000	0.070%		09/01/11	$400,000,000
Citigroup, N.A.
295,100,000	0.090		09/01/11	295,100,000
Credit Agricole SA
400,000,000	0.130		09/01/11	400,000,000
Credit Industriel et Commercial
300,000,000	0.140		09/01/11	300,000,000
Deutsche Bank AG
400,000,000	0.100		09/01/11	400,000,000
DnB NOR Bank ASA
950,000,000	0.090		09/01/11	950,000,000
KBC Bank
650,000,000	0.090		09/01/11	650,000,000
Natixis
400,000,000	0.180		09/01/11	400,000,000

TOTAL TIME DEPOSITS				$3,795,100,000

U.S. Government Agency Obligations – 11.4%
Federal Farm Credit Bank
$33,000,000	0.183	%(a)	01/27/12	$32,994,911
29,500,000	0.311	(a)	11/01/12	29,500,000
56,000,000	0.272	(a)	12/14/12	56,000,000
Federal Home Loan Bank
13,590,000	0.300		11/08/11	13,589,874
54,000,000	0.184	(a)	01/26/12	53,993,375
109,000,000	0.124	(a)	01/30/12	108,983,718

The accompanying notes are an integral part of these financial statements.          17

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)

$150,000,000	0.127	%(a)	02/03/12	$149,980,095
159,000,000	0.176	(a)	02/13/12	158,984,896
257,000,000	0.400		08/16/12	257,000,000
193,000,000	0.400		08/17/12	193,000,000
15,000,000	0.145	(a)	07/08/13	14,985,929
30,000,000	0.147	(a)	07/15/13	29,971,567
Federal Home Loan Mortgage Corp.
468,000,000	0.142	(a)	05/03/13	467,683,315
196,750,000	0.155	(a)	05/06/13	196,616,950
211,000,000	0.142	(a)	06/03/13	210,850,209
200,000,000	0.160	(a)	06/17/13	199,800,525
Federal Home Loan Mortgage Corporation
200,000,000	0.128	(a)	01/11/12	199,963,908

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$2,373,899,272

U.S. Treasury Obligation – 0.0%
United States Treasury Note
$8,750,000	0.750%		11/30/11	$8,759,556

Variable Rate Municipal Debt Obligations(a) – 12.9%
Alaska Housing Finance Corp. VRDN RB (GO of Corp.) (JPMorgan Chase Bank SPA)
$20,800,000	0.150%		06/01/32	$20,800,000
Alaska Housing Finance Corp. VRDN RB (GO of Corp.) (Morgan Stanley Bank)
20,010,000	0.240	(b)	12/01/33	20,010,000
Alaska Housing Finance Corp. Home Mortgage VRDN RB Series 2009 A
47,865,000	0.150		12/01/40	47,865,000
Alaska Housing Finance Corp. VRDN RB for Home Mortgage Series 2002 A RMKT (JPMorgan Chase Bank SPA)
30,000,000	0.150		12/01/36	30,000,000
Allegheny County Industrial Development Authority Pennsylvania VDRN RB Children’s Hospital Project Series 2004 A (Bank of America N.A. LOC)
50,000,000	0.270		10/01/32	50,000,000
Bay Area Toll Authority California Toll Bridge VRDN RB San Francisco Bay Area Series 2007 E-3 RMKT (Bank of America N.A. LOC)
45,000,000	0.180		04/01/47	45,000,000
Bay Area Toll Authority California Toll Bridge VRDN RB Series 2007 D-2 RMKT (JP Morgan Bank LOC)
59,800,000	0.160		04/01/47	59,800,000
Bay Area Toll Authority California Toll Bridge VRDN RB Series 2008 D-1 (Lloyds TSB Bank PLC LOC)
29,700,000	0.160		04/01/45	29,700,000
Buncombe County North Carolina Metropolitan District Sewerage System VRDN RB Orlando Refunding Series 2008 A (Bank of America NA SPA)
32,395,000	0.290		07/01/31	32,395,000
California Housing Finance Agency VRDN RB Multifamily Housing Series 2000 A (FHLMC LOC) (FNMA LOC)
30,125,000	0.190		02/01/26	30,125,000

California State Department of Water Resources Power Supply VRDN RB Series 2002 C-1 (California State Teachers Retirement System and Wells Fargo Bank)
25,000,000	0.170		05/01/22	25,000,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-11 (Bank of America N.A. and California State Teachers Retirement System)
30,000,000	0.200		05/01/22	30,000,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-14 (California State Teachers Retirement System and JP Morgan Securities LLC)
54,215,000	0.190		05/01/22	54,215,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-4 (California State Teachers Retirement System and JPMorgan Chase Bank)
10,000,000	0.200		05/01/22	10,000,000
Charlotte-Mecklenburg, North Carolina Hospital Authority Health Care Systems VRDN RB Refunding for Carolinas Healthcare Series 2007 C RMKT (JPMorgan Chase & Co. SPA)
20,000,000	0.170		01/15/37	20,000,000
City of Jacksonville Florida Transportation VRDN RB Series 2008 A (JP Morgan Chase Bank SPA)
76,535,000	0.200		10/01/32	76,535,000
City of Los Angeles, California VRDN RB Wastewater System Subseries 2008 D (JP Morgan Chase Bank LOC)
19,900,000	0.160		06/01/28	19,900,000
City of Riverside Electric VRDN RB Refunding Series 2008 C (Bank of America N.A. LOC)
27,750,000	0.180		10/01/35	27,750,000
Colorado Educational & Cultural Facilities Authority VRDN RB Nature Conservancy Series 2003 A-TE Convertible (Bank of America N.A. SPA)
23,450,000	0.280		07/01/33	23,450,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Series 2004 B-6 (Landesbank Hessen-Thueringen SPA)
20,100,000	0.280		03/01/44	20,100,000
Colorado Housing & Finance Authority VRDN RB Multi-Family Project Class I Series 2006 A-1 RMKT (Barclays Bank PLC)
41,875,000	0.180		10/01/36	41,875,000
Connecticut State Housing Finance Authority Mortgage Finance Program VRDN RB Taxable Series 2010 Subseries A-6 (Bank of America N.A. SPA)
24,505,000	0.290		11/15/39	24,505,000
Connecticut State Housing Finance Authority VRDN RB Housing Mortgage Finance Program 1989 Series D RMKT (GO of Authority) (FHLB SPA)
19,666,000	0.380		11/15/24	19,666,000
Connecticut State Housing Finance Authority VRDN RB Housing Mortgage Finance Program 2008 Series E (Go of Authority) (Bank of America N.A. SPA)
36,500,000	0.300		05/15/39	36,500,000
Connecticut State Housing Finance Authority VRDN RB Housing Mortgage Finance Program 2011 Series D (GO of Authority) (Barclays Bank PLC SPA)
49,350,000	0.180		05/15/33	49,350,000
Cook County, Illinois GO VRDN Series 2002 B (Landesbank Hessen-Thueringen SPA)
38,000,000	0.380		11/01/31	38,000,000
County of Mecklenburg, North Carolina GO VRDN Series 2006 A (Wells Fargo Bank N.A. SPA)
21,275,000	0.160		02/01/26	21,275,000

18          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Municipal Debt Obligations(a) – (continued)

Delaware State Health Facilities Authority VRDN RB for Nemours Foundation Project Series 2005 (Bank of America N.A.)
$33,195,000	0.170%	01/01/35	$33,195,000
Guilford County North Carolina GO VRDN Series 2004 C (Municipal Government Guaranteed) (Bank of America N.A. SPA)
29,650,000	0.180	10/01/20	29,650,000
Harris County Health Facilities Development Corp. VRDN RB Refunding for St. Luke’s Episcopal Hospital Series 2008 B (Bank of America N.A. and Wells FargoBank N.A. SPA)
40,000,000	0.230	02/15/47	40,000,000
Illinois State Finance Authority VRDN RB for Northwestern Memorial Hospital Series 2007 A-1 (UBS AG SPA)
52,900,000	0.190	08/15/42	52,900,000
Illinois State Finance Authority VRDN RB for Northwestern Memorial Hospital Series 2007 A-3 (UBS AG SPA)
23,300,000	0.190	08/15/42	23,300,000
Illinois State Finance Authority VRDN RB for Northwestern Memorial Hospital Series 2007 A-4 (JPMorgan Chase Bank LOC)
10,000,000	0.180	08/15/42	10,000,000
Indiana State Finance Authority Health System VRDN RB for Sisters of St. Francis Series 2008 D (Bank of America N.A. LOC)
10,000,000	0.160	09/01/48	10,000,000
Indiana State Finance Authority VRDN RB for Lease Appropriation Series 2008 A-2 RMKT
31,900,000	0.180	02/01/39	31,900,000
Indiana State Finance Authority VRDN RB Lease Appropriation Series 2005 A-3 RMKT (Barclays Bank PLC SPA)
31,500,000	0.200	02/01/35	31,500,000
Kansas State Department of Transportation VRDN RB Highway Series 2004 C-1 (JP Morgan Chase Bank SPA)
23,710,000	0.130	09/01/21	23,710,000
Kansas State Department of Transportation VRDN RB Highway Series 2004 C-4 (JPMorgan Chase Bank SPA)
26,550,000	0.120	09/01/24	26,550,000
Kansas State Department of Transportation VRDN RB Refunding Highway Series 2002 C-1 (JP Morgan Chase Bank SPA)
13,600,000	0.160	09/01/19	13,600,000
King County Washington GO VRDN Series 2009 A (Bank of America N.A. SPA)
31,130,000	0.250	06/01/29	31,130,000
Los Angeles California Department of Water & Power VRDN RB Power System Series 2002 A Subseries A-5 (Barclays Bank PLC SPA)
20,600,000	0.140	07/01/35	20,600,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Series 2008 A-2 (JPMorgan Chase Bank SPA)
17,000,000	0.160	07/01/26	17,000,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Partners Healthcare System Series 1997-P2-RMKT (JPMorgan Chase & Co. SPA)
47,600,000	0.120	07/01/27	47,600,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Partners Healthcare System Series 2003 D-3 (GO of Institution) (JPMorgan Chase Bank SPA)
11,215,000	0.170	07/01/38	11,215,000
Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board VRDN RB for Vanderbilt University Series 2005 A-2
38,400,000	0.160	10/01/44	38,400,000

Metropolitan Transportation Authority VRDN RB Dedicated Tax Fund Refunding Series 2008 A-1 RMKT (Morgan Stanley Bank LOC)
34,600,000	0.170	11/01/31	34,600,000
Metropolitan Washington D.C. Airport Authority VRDN RB Refunding Series 2010 Subseries C-2 (Barclays Bank PLC LOC)
11,080,000	0.180	10/01/39	11,080,000
Michigan State University VRDN RB Board of Trustees of Michigan Series 2003 A (Landesbank Hessen-Thurigen SPA)
43,185,000	0.320	02/15/33	43,185,000
Mississippi State GO VRDN Series 2007 (Bank of America N.A.)
400,000	0.170	09/01/27	400,000
Missouri State Health & Educational Facilities Authority VRDN RB for SSM Health Care System Series 2005 D-4 RMKT (JPMorgan Chase Bank SPA)
50,300,000	0.160	06/01/33	50,300,000
Montana Facility Finance Authority VRDN RB for Sisters Charity Health System Series 2003 (JPMorgan Chase Bank SPA)
15,000,000	0.180	12/01/35	15,000,000
Nebraska Investment Finance Authority SF Hsg. VRDN RB Series 2010 C (FHLMC) (FNMA) (GNMA) (FHLB SPA)
700,000	0.170	09/01/32	700,000
Nevada Housing Division VRDN RB Southwest Village Apartments Series 2005 (FNMA)
17,000,000	0.200	10/15/38	17,000,000
New York City GO VRDN Series 2004 Subseries H-8 (Bank of America N.A. LOC)
47,730,000	0.170	03/01/34	47,730,000
New York City GO VRDN Series 2011 Subseries A-4 (KBC Bank NV LOC)
100,000,000	0.160	08/01/38	100,000,000
New York City Municipal Finance Authority Water & Sewer System VRDN RB Series 2007 BB-2 (Bank of America N.A. SPA)
40,000,000	0.200	06/15/35	40,000,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Series 2003 F Subseries F-2 (Bayerische Landesbank SPA)
66,575,000	0.140	06/15/35	66,575,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 A-1 (Westdeutsche Landesbank AG SPA)
72,200,000	0.270	11/15/28	72,200,000
New York City Transitional Finance Authority VRDN RB Future Tax Secured Series 2010 Subseries F-5 (Sumitomo Mitsui Banking Corp. LOC)
21,000,000	0.130	02/01/35	21,000,000
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-1 Subseries 1-A (Landesbank Hessen-Thurigen)
39,940,000	0.300	11/01/22	39,940,000
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-3 Subseries 3-G (Bank of New York Mellon SPA)
10,000,000	0.140	11/01/22	10,000,000
New York City Trust Cultural Resources VRDN RB Refunding for Botanical Garden Series 2009 A (JPMorgan Chase Bank LOC)
15,000,000	0.180	07/01/32	15,000,000
New York Local Government Assistance Corporation VRDN RB Series 2008 B-3V (GO of Corp.) (JP Morgan Chase Bank SPA)
37,500,000	0.150	04/01/24	37,500,000
New York State Housing Finance Agency VRDN RB The Victory Housing Series 2002 A (FHLMC)
19,000,000	0.170	11/01/33	19,000,000
North Carolina State GO VRDN Public for Improvement Series 2002 D (GO of Corp.) (Landesbank Hessen-Thueringen SPA)
34,645,000	0.180	05/01/21	34,645,000

The accompanying notes are an integral part of these financial statements.          19

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Variable Rate Municipal Debt Obligations(a) – (continued)

North Carolina State University Raleigh VRDN RB General Series 2008 A (Bank of America N.A. SPA)
$20,000,000	0.170%		10/01/28	$20,000,000
Ohio State GO VRDN Refunding for Infrastructure Improvement Series 2003 B
16,625,000	0.130		08/01/17	16,625,000
Pennsylvania State Turnpike Commission VRDN RB for Multi Modal Series 2008 C (Barclays Bank PLC LOC)
20,000,000	0.170		06/01/38	20,000,000
Pennsylvania State University VRDN RB Series 2002 A (GO of University) (JPMorgan Chase & Co. SPA)
39,600,000	0.180		03/01/32	39,600,000
Port Arthur, Texas Navigation District Environmental Facilities VRDN RB Refunding for Motiva Enterprises LLC Series 2010 B
46,300,000	0.140		04/01/40	46,300,000
Private Colleges & Universities Authority VRDN RB for Emory University Series 2005 B-3
15,000,000	0.170		09/01/35	15,000,000
Raleigh VRDN COPS for Downtown Improvement Project Series 2005 B-1 RMKT (Wells Fargo Bank N.A. SPA)
47,000,000	0.150		02/01/34	47,000,000
Rhode Island State Health & Educational Building Corp. VRDN RB for Brown Higher Education Facilities Series 2001 B
500,000	0.160		09/01/32	500,000
Rochester Health Care Facilities VRDN RB for Mayo Foundation Series 2002 B RMKT (Bank of America N.A. SPA)
52,600,000	0.110		08/15/32	52,600,000
San Antonio Texas Electric & Gas VRDN RB Junior Lien Series 2003 (Bank of America N.A. SPA)
38,325,000	0.260		02/01/33	38,325,000
Southeast Alabama Gas District VRDN RB for Supply Project Series 2007 A (Societe Generale SPA)
190,700,000	1.750		08/01/27	190,700,000
State of Texas GO VRDN College Student Loan Series 2003 (Landesbank Hessen-Thueringen SPA)
23,000,000	0.300		02/01/38	23,000,000
Texas State GO VRDN for Veterans Housing Assistance Series 2007 II-B RMKT (JPMorgan Chase Bank SPA)
20,000,000	0.170		06/01/38	20,000,000
Tompkins County New York IDA VRDN RB for Cornell University Civic Facility Series 2002 A (JPMorgan Chase & Co. SPA)
20,000,000	0.180		07/01/30	20,000,000
University of New Mexico VRDN RB Refunding Subordinated Lien Systems Series 2003 B (JPMorgan Chase Bank SPA)
10,000,000	0.170		06/01/26	10,000,000
Virginia College Building Authority VRDN RB University of Richmond Project Series 2004 (Bank of America N.A. SPA)
45,350,000	0.170		08/01/34	45,350,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$2,676,921,000

Variable Rate Obligations – 10.3%
Bank of Nova Scotia
$200,000,000	0.318%		09/11/12	$200,000,000
BNP Paribas Securities Corp.
200,000,000	0.458		09/09/11	200,000,000
100,000,000	0.549		02/06/12	100,000,000
Commonwealth Bank of Australia
75,000,000	0.318	(b)	05/21/12	74,996,589
29,800,000	0.273	(b)	05/25/12	29,797,733
JPMorgan Chase Bank NA
195,000,000	0.280		09/17/12	195,000,000
280,000,000	0.253		09/20/12	280,000,000
Lloyds TSB Bank PLC
198,000,000	0.568		11/07/11	198,000,000
Rabobank Nederland NV
98,000,000	0.430	(b)	09/14/12	98,000,000
Societe Generale
223,000,000	0.488		09/09/11	223,000,000
University of California VRDN RB Taxable Series 2011 Y-2
15,600,000	0.267		07/01/12	15,600,000
Westpac Banking Corp.
174,000,000	0.286	(b)	09/06/12	174,000,000
Westpac Securities New Zealand Ltd.
49,000,000	0.320	(b)	10/18/11	49,000,000
300,000,000	0.344	(b)	11/04/11	300,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$2,137,394,322

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$15,962,232,363

Repurchase Agreements-Unaffiliated Issuers(c) – 24.5%
Barclays Capital, Inc.
$100,000,000	0.050%		09/01/11	$100,000,000
Maturity Value: $100,000,139
Collateralized by Government National Mortgage Association, 4.000% to 4.500%, due 02/20/41 to 07/15/41. The aggregate market value of the collateral, including accrued interest, was $102,000,000.
100,000,000	0.320		09/01/11	100,000,000
Maturity Value: $100,000,889
Collateralized by U.S. Treasury Bonds, 4.500% to 11.250%, due 02/15/15 to 02/15/36 and corporate security issuer, 0.000%, due 08/23/12. The aggregate market value of the collateral, including accrued interest, was $103,243,544.

200,000,000	0.470		09/01/11	200,000,000
Maturity Value: $200,002,611
Collateralized by various corporate security issuers, 0.875% to 5.750%, due 03/15/12 to 12/15/37. The aggregate market value of the collateral, including accrued interest, was $220,000,002.
200,000,000	0.900		04/24/12	200,000,000
Maturity Value: $201,815,000
Settlement Date: 04/27/11
Collateralized by various corporate security issuers, 1.000% to 6.000%, due 03/15/12 to 02/15/40. The aggregate market value of the collateral, including accrued interest, was $225,978,494.

20          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Repurchase Agreements-Unaffiliated Issuers(c) – (continued)

BNP Paribas Securities Corp.
$210,000,000	0.130%	09/01/11	$210,000,000
Maturity Value: $210,000,758
Collateralized by Federal Home Loan Mortgage Corp., 0.000% to 4.500%, due 11/15/35 to 05/15/41, Federal National Mortgage Association, 4.500% to 5.000%, due 07/25/40 to 02/25/49 and Government National Mortgage Association, 0.000% to 19.227%, due 11/20/25 to 08/16/40. The aggregate market value of the collateral, including accrued interest, was $220,500,002.

169,000,000	0.240	09/01/11	169,000,000
Maturity Value: $169,001,127
Collateralized by various corporate security issuers, 0.357% to 9.750%, due 09/08/11 to 05/15/57. The aggregate market value of the collateral, including accrued interest, was $177,450,000.
250,000,000	0.390	09/01/11	250,000,000
Maturity Value: $250,002,708
Collateralized by various corporate security issuers, 2.526% to 12.750%, due 09/15/11 to 03/15/37 and municipal debt obligation, 3.450%, due 05/01/21. The aggregate market value of the collateral, including accrued interest, was $275,000,002.

199,000,000	0.745	03/16/12	199,000,000
Maturity Value: $200,128,765
Settlement Date: 06/16/11
Collateralized by various corporate security issuers, 5.000% to 12.250%, due 09/01/12 to 03/15/19 and mortgage-backed obligation, 5.997%, due 01/25/35. The aggregate market value of the collateral, including accrued interest, was $220,419,922.

BNYMellon Investments
200,000,000	0.060	09/01/11	200,000,000
Maturity Value: $200,000,333
Collateralized by U.S. Treasury Note, 1.250%, due 10/31/15. The market value of the collateral, including accrued interest, was $205,049,677.
Deutsche Bank Securities, Inc.
100,000,000	0.070	09/01/11	100,000,000
Maturity Value: $100,000,194
Collateralized by U.S. Treasury Note, 0.750%, due 06/15/14. The market value of the collateral, including accrued interest, was $102,000,048.
397,000,000	0.470	09/01/11	397,000,000
Maturity Value: $397,005,183
Collateralized by various corporate security issuers, 0.000% to 7.000%, due 10/15/11 to 04/15/29. The aggregate market value of the collateral, including accrued interest, was $436,700,000.
Joint Repurchase Agreement Account III
550,000,000	0.081	09/01/11	550,000,000
Maturity Value: $550,001,244
JP Morgan Securities LLC
150,000,000	0.470	09/01/11	150,000,000
Maturity Value: $150,001,958
Collateralized by various corporate security issuers, 0.827% to 12.500%, due 09/15/11 to 03/23/35. The aggregate market value of the collateral, including accrued interest, was $162,001,244.

Morgan Stanley
200,000,000	1.257	05/03/12	200,000,000
Maturity Value: $202,542,380
Settlement Date: 05/05/11
Collateralized by various mortgage-backed obligations, 0.000% to 6.500%, due 12/20/13 to 10/28/52. The aggregate market value of the collateral, including accrued interest, was $250,000,002.
200,000,000	1.199	06/11/12	200,000,000
Maturity Value: $202,416,977
Settlement Date: 06/14/11
Collateralized by various mortgage-backed obligations, 0.000% to 9.500%, due 06/20/12 to 12/12/49. The aggregate market value of the collateral, including accrued interest, was $250,188,760.
RBS Securities, Inc.
497,000,000	0.520	09/01/11	497,000,000
Maturity Value: $497,007,179
Collateralized by various mortgage-backed obligations, 0.000% to 7.170%, due 12/21/12 to 02/15/51. The aggregate market value of the collateral, including accrued interest, was $594,838,961.
100,000,000	0.420	09/02/11	100,000,000
Maturity Value: $100,008,167
Collateralized by various corporate security issuers, 2.497% to 15.000%, due 04/01/12 to 01/15/67. The aggregate market value of the collateral, including accrued interest, was $110,001,747.
200,000,000	0.763	05/21/12	200,000,000
Maturity Value: $201,542,952
Settlement Date: 05/23/11
Collateralized by various mortgage-backed obligations, 0.000% to 7.590%, due 08/20/13 to 07/27/45. The aggregate market value of the collateral, including accrued interest, was $237,762,052.
Societe Generale
500,000,000	0.270	09/01/11	500,000,000
Maturity Value: $500,003,750
Collateralized by various corporate security issuers. The aggregate market value of the collateral, including accrued interest, was $540,000,463.
UBS Securities LLC
25,000,000	0.030	09/01/11	25,000,000
Maturity Value: $25,000,021
Collateralized by U.S. Treasury Bill 0.000%, due 11/25/11. The market value of the collateral, including accrued interest, was $25,500,035.
249,000,000	0.300	10/07/11	249,000,000
Maturity Value: $249,182,600
Settlement Date: 07/11/11
Collateralized by various asset-backed obligations, 0.328% to 9.558%, due 10/01/11 to 06/01/43 and various corporate security issuers, 0.000% to 15.500%, due 09/02/11 to 08/19/65. The aggregate market value of the collateral, including accrued interest, was $268,664,290.

The accompanying notes are an integral part of these financial statements.          21

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
UBS Securities LLC – (continued)

$299,000,000	0.380%	10/07/11	$299,000,000
Maturity Value: $299,277,738
Settlement Date: 07/11/11
Collateralized by various asset-backed obligations, 0.000% to 6.500%, due 12/26/25 to 11/01/42 and various corporate security issuers, 0.000% to 13.125%, due 12/01/11 to 01/15/67. The aggregate market value of the collateral, including accrued interest, was $328,900,003.

TOTAL REPURCHASE AGREEMENTS-UNAFFILIATED ISSUERS			$5,095,000,000

Repurchase Agreements-Affiliated Issuers(c) – 0.4%
Goldman, Sachs & Co.
$75,000,000	0.060%	09/01/11	$75,000,000
Maturity Value: $75,000,125
Collateralized by Federal National Mortgage Association, 6.000%, due 02/01/33 to 01/01/39. The aggregate market value of the collateral, including accrued interest, was $76,500,000.

TOTAL INVESTMENTS – 101.6%			$21,132,232,363

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%			(336,617,540)

NET ASSETS – 100.0%			$20,795,614,823

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2011.

(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2011, these securities amounted to $745,804,322 or approximately 3.6% of net assets.

(c)	Unless noted, all repurchase agreements were entered into on August 31, 2011. Additional information on Joint Repurchase Agreement Account III appears on page 57.

(d)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
COPS	—	Certificates of Participation
FHLB	—	Insured by Federal Home Loan Bank
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
GNMA	—	Insured by Government National Mortgage Association
GO	—	General Obligation
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
RB	—	Revenue Bond
RN	—	Revenue Notes
RMKT	—	Remarketed
SF Hsg.	—	Single-Family Housing
SPA	—	Stand-by Purchase Agreement
VRDN	—	Variable Rate Demand Notes

22          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments
August 31, 2011

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Commercial Paper and Corporate Obligations – 25.7%
Amsterdam Funding Corp.
$189,700,000	0.260%		09/26/11	$189,665,749
Argento Variable Funding Co. LLC
80,000,000	0.220		09/06/11	79,997,556
150,000,000	0.250		09/26/11	149,973,958
100,000,000	0.290		11/01/11	99,950,861
Aspen Funding Corp.
75,000,000	0.270		09/09/11	74,995,500
175,061,000	0.330		10/03/11	175,009,649
Atlantic Asset Securitization LLC
50,000,000	0.300		09/01/11	50,000,000
175,000,000	0.420		09/06/11	174,989,792
Atlantis One Funding Corp.
126,313,000	0.070		09/01/11	126,313,000
300,000,000	0.200		09/16/11	299,975,000
Barton Capital LLC
100,000,000	0.320		09/01/11	100,000,000
74,000,000	0.350		09/08/11	73,994,964
Charta LLC
250,000,000	0.230		10/13/11	249,932,917
Ciesco LLC
250,000,000	0.230		10/17/11	249,926,528
Gemini Securitization Corp.
123,906,000	0.260		09/06/11	123,901,525
150,000,000	0.300		09/23/11	149,972,500
50,000,000	0.300		10/03/11	49,986,667
Grampian Funding LLC
100,000,000	0.250		09/06/11	99,996,528
100,000,000	0.280		10/07/11	99,972,000
140,000,000	0.220		10/11/11	139,965,778
Hannover Funding Co. LLC
60,000,000	0.471		09/20/11	59,985,117
75,000,000	0.501		10/03/11	74,970,000
60,000,000	0.501		10/17/11	59,961,666
Kells Funding LLC
125,000,000	0.270		09/28/11	124,974,688
125,000,000	0.240		10/06/11	124,970,833
75,000,000	0.230		10/11/11	74,980,833
60,000,000	0.230		10/12/11	59,984,283
LMA Americas LLC
260,000,000	0.570		09/07/11	259,975,300
50,000,000	0.230		09/09/11	49,997,444
Matchpoint Master Trust
150,000,000	0.320		09/06/11	149,993,333
Newport Funding Corp.
228,163,000	0.130		09/01/11	228,163,000
197,000,000	0.270		09/09/11	196,988,180
Regency Markets No. 1 LLC
85,126,000	0.210		09/08/11	85,122,524
156,032,000	0.250		09/19/11	156,012,496
100,000,000	0.250		09/26/11	99,982,639
99,568,000	0.250		09/28/11	99,549,331
Royal Park Investments Funding Corp.
216,235,000	0.350		09/01/11	216,235,000
37,400,000	0.500		09/01/11	37,400,000
100,000,000	0.421		09/06/11	99,994,167
100,000,000	0.650		09/21/11	99,963,889

Tasman Funding, Inc.
270,238,000	0.230		09/14/11	270,215,555
90,000,000	0.300		09/21/11	89,985,000
Thames Asset Global Securitization No 1 Inc.
30,985,000	0.250		09/16/11	30,981,773
31,463,000	0.250		09/19/11	31,459,067
Versailles Commercial Paper LLC
175,000,000	0.450		09/06/11	174,989,062

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$5,715,355,652

Municipal Debt Obligations – 0.8%
JEA Florida Electric Authority CP Series 2011 00-B
$46,000,000	0.240%		09/13/11	$46,000,000
Michigan State University CP Series 2011 08-B
30,000,000	0.190		09/19/11	29,997,900
New York City Municipal Water Finance Authority CP Series 2011-6
69,000,000	0.300		09/15/11	69,000,000
University of California RN Taxable Notes Series 2011 AA-1
28,500,000	0.480		07/01/12	28,500,000

TOTAL MUNICIPAL DEBT OBLIGATIONS				$173,497,900

Time Deposit – 0.5%
Citibank, N.A.
$112,400,000	0.090%		09/01/11	$112,400,000

U.S. Government Agency Obligations – 15.6%
Federal Farm Credit Bank
$100,000,000	0.155	%(a)	12/08/11	$99,995,966
100,000,000	0.155	(a)	12/09/11	99,996,312
66,000,000	0.183	(a)	01/27/12	65,989,821
43,240,000	0.311	(a)	11/01/12	43,240,000
72,300,000	0.272	(a)	12/14/12	72,300,000
Federal Home Loan Bank
95,000,000	0.184	(a)	01/26/12	94,988,345
190,000,000	0.124	(a)	01/30/12	189,971,618
349,000,000	0.127	(a)	02/03/12	348,953,689
277,000,000	0.176	(a)	02/13/12	276,973,687
243,000,000	0.400		08/16/12	243,000,000
182,000,000	0.400		08/17/12	182,000,000
15,000,000	0.145	(a)	07/08/13	14,985,929
29,000,000	0.147	(a)	07/15/13	28,972,515
Federal Home Loan Mortgage Corp.
400,000,000	0.128	(a)	01/11/12	399,927,816
495,000,000	0.151	(a)	02/04/13	494,639,830
500,000,000	0.142	(a)	05/03/13	499,661,871
102,000,000	0.142	(a)	06/03/13	101,927,589

The accompanying notes are an integral part of these financial statements.          23

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Government Agency Obligations – (continued)

Federal National Mortgage Association
$199,000,000	0.202	%(a)	05/17/13	$198,895,063

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$3,456,420,051

U.S. Treasury Obligation – 0.0%
United States Treasury Note
$8,799,000	0.750%		11/30/11	$8,808,609

Variable Rate Municipal Debt Obligations(a) – 20.1%
Alaska Housing Finance Corp. VRDN RB for Home Mortgage Series 2002 A RMKT (JPMorgan Chase Bank SPA)
$65,000,000	0.150%		12/01/36	$65,000,000
Alaska Housing Finance Corp. VRDN RB Governmental Purpose Series 1997 A (GO of Corp.)
11,900,000	0.120		12/01/27	11,900,000
Alaska State Housing Finance Corp. VRDN RB Governmental Purpose Series 2001 A RMKT (GO of Corp.)
49,245,000	0.140		12/01/30	49,245,000
Alaska State Housing Finance Corp. VRDN RB State Capital Project Series 2002 C RMKT (GO of Corp.)
39,295,000	0.160		07/01/22	39,295,000
Bay Area Toll Authority California Toll Bridge VRDN RB Series 2006 C2 RMKT (Morgan Stanley Bank LOC)
34,800,000	0.150		04/01/45	34,800,000
BlackRock MuniEnhanced Fund, Inc. VRDN Tax-Exempt Preferred Series 2011 (Citibank N.A.)(b)
14,700,000	0.380		06/01/41	14,700,000
BlackRock MuniHoldings Investment Quality Fund VRDN Tax-Exempt Preferred Series 2011 W-7-2746 (Bank of America N.A.)(b)
42,200,000	0.360		07/01/41	42,200,000
BlackRock MuniYield Fund, Inc. VRDN Tax-Exempt Preferred Series 2011 W-7-2514 (Bank of America N.A.)(b)
37,700,000	0.360		07/01/41	37,700,000
BlackRock MuniYield Investment Fund VRDN Tax-Exempt Preferred Series 2011 (Citibank N.A.)(b)
7,700,000	0.380		06/01/41	7,700,000
BlackRock MuniYield Quality Fund III, Inc. VRDN Tax-Exempt Preferred Series 2011 (Citibank N.A.)(b)
45,900,000	0.380		06/01/41	45,900,000
California Health Facilities Financing Authority VRDN RB for Kaiser Permanente Series 2006 C
64,915,000	0.130		06/01/41	64,915,000
California Housing Finance Agency VRDN RB for Home Mortgage Series 2006 C (FNMA LOC) (FHLMC LOC)
68,765,000	0.170		08/01/37	68,765,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-1 (California State Teachers Retirement System and Wells Fargo Bank)
30,500,000	0.170		05/01/22	30,500,000

California State Department of Water Resources Power Supply VRDN RB Series 2002 C-11 (Bank of America N.A. and California State Teachers Retirement System)
25,600,000	0.200		05/01/22	25,600,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-4 (California State Teachers Retirement System and JPMorgan Chase Bank)
15,000,000	0.200		05/01/22	15,000,000
California Statewide Communities Development Authority MF Hsg. VRDN RB for Hermosa Vista Apartments Series 2003 XX (FNMA)
6,000,000	0.210		05/15/36	6,000,000
California Statewide Communities Development Authority VRDN RB for Harmony Court Apartments Series 2006 E (FNMA)
7,605,000	0.210		01/15/37	7,605,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2002 B (GTY AGMT-Kaiser)
63,565,000	0.130		11/01/30	63,565,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2003 A
57,200,000	0.130		10/01/13	57,200,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M
114,150,000	0.130		04/01/38	114,150,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2008 A
108,600,000	0.150		04/01/32	108,600,000
Charlotte-Mecklenburg, North Carolina Hospital Authority Health Care Systems VRDN RB Refunding for Carolinas Healthcare Series 2007 C RMKT (JPMorgan Chase & Co. SPA)
20,100,000	0.170		01/15/37	20,100,000
Colorado Educational & Cultural Facilities Authority VRDN RB Nature Conservancy Series 2003 A-TE Convertible (Bank of America N.A. SPA)
55,000,000	0.280		07/01/33	55,000,000
Colorado Educational & Cultural Facilities Authority VRDN RB Taxable for Nature Conservancy Series 2008 A (Bank of America N.A. SPA)
52,078,000	0.380		07/01/33	52,078,000
Colorado Housing Finance Authority SF Hsg. VRDN RB Series 2003 I-B3 RMKT (FHLB SPA)
42,500,000	0.170		11/01/26	42,500,000
Colorado Springs Utilities VRDN RB Series 2000 A (Bayerische Landesbank) (MBIA)
78,700,000	0.400		11/01/29	78,700,000
Connecticut State Housing Finance Authority Mortgage Finance Program VRDN RB Taxable Series 2010 Subseries A-6 (Bank of America N.A. SPA)
29,910,000	0.290		11/15/39	29,910,000
Connecticut State Housing Finance Authority VRDN RB Housing Mortgage Finance Program 2008 Series E (GO of Authority) (Bank of America N.A. SPA)
50,000,000	0.300		05/15/39	50,000,000
Cook County, Illinois GO VRDN Series 2002 B (Landesbank Hessen-Thueringen SPA)
60,000,000	0.380		11/01/31	60,000,000
District of Columbia GO VRDN Refunding Series 2008 D RMKT (Wells Fargo Bank N.A. LOC)
89,085,000	0.180		06/01/34	89,085,000
East Bay Municipal Utility District Water System VRDN RB Refunding Subseries 2008 B-3 RMKT (JPMorgan Chase Bank SPA)
58,800,000	0.120		06/01/26	58,800,000

24          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Municipal Debt Obligations(a) – (continued)

Franklin County Hospital VRDN RB Refunding for Ohio Health Facilities Series 2009 A RMKT (Barclays Bank PLC SPA)
$21,000,000	0.130%	11/15/41	$21,000,000
Fresno VRDN RB for Trinity Health Credit Group Series 2000 C (Helaba SPA)
100,190,000	0.290	12/01/30	100,190,000
Harris County Health Facilities Development Corp. VRDN RB Refunding for St. Lukes Episcopal Hospital Series 2005 A RMKT (JPMorgan Chase Bank and Wells Fargo Baden-Wurttenberg SPA)
95,820,000	0.190	02/15/32	95,820,000
Highlands County Health Facilities Authority VRDN RB for Adventist Health System Series 2007 A-2
30,000,000	0.170	11/15/37	30,000,000
Illinois State Finance Authority VRDN RB for Northwestern Memorial Hospital Series 2007 A-4 (JPMorgan Chase Bank LOC)
16,605,000	0.180	08/15/42	16,605,000
Indiana State Finance Authority Health System VRDN RB for Sisters of St. Francis Series 2008 D (Bank of America N.A. LOC)
13,000,000	0.160	09/01/48	13,000,000
Indiana State Finance Authority Health System VRDN RB Refunding for Sisters of St. Francis Series 2008 A (JPMorgan Chase Bank SPA)
29,000,000	0.200	11/01/41	29,000,000
Indiana State Finance Authority Hospital VRDN RB for Parkview Health System Obligation Series 2009 C (PNC BANK N.A. LOC)
53,275,000	0.140	11/01/39	53,275,000
Indiana State Finance Authority VRDN RB Lease Appropriation Series 2005 A-2 RMKT (Barclays Bank PLC SPA)
61,400,000	0.200	02/01/35	61,400,000
Indiana State Health Facility Financing Authority VRDN RB for Ascension Series 2005 A-2 RMKT
33,200,000	0.160	11/01/27	33,200,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Series 2008 B (JPMorgan Chase Bank SPA)
35,090,000	0.180	10/01/41	35,090,000
Kansas State Department of Transportation VRDN RB Highway Series 2004 C-4 (JPMorgan Chase Bank SPA)
20,000,000	0.120	09/01/24	20,000,000
Kansas State Department of Transportation VRDN RB Refunding Highway Series 2002 C-1 (JP Morgan Chase Bank SPA)
10,000,000	0.160	09/01/19	10,000,000
Kansas State DOT Highway VRDN RB Refunding Series 2002 C-2 (JPMorgan Chase Bank SPA)
28,200,000	0.160	09/01/19	28,200,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB Refunding Series 2008 A-1 (Bank of America N.A. SPA)
25,880,000	0.190	07/01/31	25,880,000
Loudoun County Virginia Industrial Development Authority VRDN RB for Howard Hughes Medical Center Series 2009 B
20,000,000	0.120	10/01/39	20,000,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Series 2008 A-2 (JPMorgan Chase Bank SPA)
17,100,000	0.160	07/01/26	17,100,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Partners Healthcare Series 1997 P-1 RMKT (JPMorgan Chase Bank SPA)
69,500,000	0.150	07/01/27	69,500,000

Massachusetts State Health & Educational Facilities Authority VRDN RB for Partners Healthcare System Series 2003 D-3 (GO of Institution) (JPMorgan Chase Bank SPA)
20,000,000	0.170	07/01/38	20,000,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Partners Healthcare System Series 2009 I-2 (U.S. Bank N.A. SPA)
21,000,000	0.180	07/01/44	21,000,000
Metropolitan Washington D.C. Airport Authority VRDN RB Refunding Series 2010 Subseries C-2 (Barclays Bank PLC LOC)
33,770,000	0.180	10/01/39	33,770,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2008 A-1 (Bank of America N.A. SPA)
127,425,000	0.190	07/01/37	127,425,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2008 A-2 (Barclays Bank PLC SPA)
35,000,000	0.170	07/01/37	35,000,000
Michigan State University VRDN RB Series 2000 A (JPMorgan Chase Bank SPA)
36,405,000	0.140	08/15/30	36,405,000
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 E (GTY AGMT-Chevron Corp.)
38,000,000	0.100	12/01/30	38,000,000
Mississippi State GO VRDN for Nissan Project Series 2003 C RMKT (Bank of America N.A. SPA)
20,000,000	0.170	11/01/23	20,000,000
Mississippi State GO VRDN Series 2007 (Bank of America N.A.)
38,500,000	0.170	09/01/27	38,500,000
Missouri Development Finance Board Cultural Facilities VRDN RB for Kauffman Center Performing Arts Series 2007 A (Bank of America N.A. SPA)
44,160,000	0.170	06/01/37	44,160,000
Missouri State Health & Educational Facilities Authority VRDN RB for SSM Health Care System Series 2005 D-4 RMKT (JPMorgan Chase Bank SPA)
15,825,000	0.160	06/01/33	15,825,000
Montana Facility Finance Authority VRDN RB for Sisters Charity Health System Series 2003 (JPMorgan Chase Bank SPA)
16,110,000	0.180	12/01/35	16,110,000
Montgomery County Housing Opportunities Commission VRDN RB for Oakfield Apartments Series 2005 I (FNMA)
10,050,000	0.160	10/15/39	10,050,000
Nebraska Investment Finance Authority SF Hsg. VRDN RB Series 2010 C (FHLMC) (FNMA) (GNMA) (FHLB SPA)
290,000	0.170	09/01/32	290,000
New York City GO VRDN Fiscal 2008 Series 2007 Subseries D-3 (Calyon Bank SPA)
20,750,000	0.320	12/01/32	20,750,000
New York City GO VRDN Series 2002 Subseries C-2 (Bayerische Landesbank LOC)
62,705,000	0.320	08/01/20	62,705,000
New York City GO VRDN Series 2004 Subseries H-8 (Bank of America N.A. LOC)
29,980,000	0.170	03/01/34	29,980,000
New York City Housing Development Corp. MF Hsg. VRDN RB for West 61st Street Apartments Series 2007 A (FNMA)
39,000,000	0.170	12/15/37	39,000,000
New York City Municipal Finance Authority Water & Sewer System VRDN RB Fiscal 2008 Series 2007 BB-4 (BNP Paribas SPA)
20,500,000	0.260	06/15/33	20,500,000

The accompanying notes are an integral part of these financial statements.          25

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Municipal Debt Obligations(a) – (continued)

New York City Transitional Finance Authority VRDN RB Future Tax Secured Series 2010 Subseries F-5 (Sumitomo Mitsui Banking Corp. LOC)
$90,000,000	0.130%	02/01/35	$90,000,000
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-3 Subseries 3-G (Bank of New York Mellon SPA)
10,400,000	0.140	11/01/22	10,400,000
New York City Trust Cultural Resources VRDN RB Refunding for Botanical Garden Series 2009 A (JPMorgan Chase Bank LOC)
15,200,000	0.180	07/01/32	15,200,000
New York State Dormitory Authority VRDN RB for University of Rochester Series 2006 A-1 RMKT (Bank of America N.A. LOC)
10,000,000	0.170	07/01/27	10,000,000
New York State Housing Finance Agency VRDN RB 100 Maiden Lane Series 2004 A RMKT (FNMA)
30,890,000	0.200	05/15/37	30,890,000
New York State Housing Finance Agency VRDN RB for 125 West 31st Housing Series 2005 A (FNMA)
50,000,000	0.170	05/15/38	50,000,000
New York State Housing Finance Agency VRDN RB for Biltmore Tower Housing Series 2003 A (FNMA)
43,300,000	0.170	05/15/34	43,300,000
New York State Housing Finance Agency VRDN RB for Clinton Green South Series 2005 A RMKT (FHLMC)
40,000,000	0.170	11/01/38	40,000,000
New York State Housing Finance Agency VRDN RB for Worth Street Series 2001 A RMKT (FNMA)
39,000,000	0.170	05/15/33	39,000,000
New York State Local Government Assistance Corp. VRDN RB Refunding Series 2008 B-7V (GO of Corp.) (JPMorgan Chase Bank SPA)
34,885,000	0.150	04/01/20	34,885,000
New York State Local Government Assistance Corp. VRDN RB Refunding Subordinated Lien Series 2003 4V RMKT (GO of Corp.) (Bank of America N.A. SPA)
107,600,000	0.170	04/01/22	107,600,000
New York State Local Government Assistance Corp. VRDN RB Series 1995 C (Landesbank Hessen-Thueringen LOC)
22,800,000	0.280	04/01/25	22,800,000
North Carolina State GO VRDN Public for Improvement Series 2002 G (Landesbank Hessen-Thueringen SPA)
40,655,000	0.140	05/01/21	40,655,000
Ohio State GO VRDN Refunding for Infrastructure Improvement Series 2003 B
18,000,000	0.130	08/01/17	18,000,000
Orange County Apartment Development VRDN RB Refunding for Riverbend Apartments Series 1999 B (FHLMC)
20,000,000	0.170	12/01/29	20,000,000
Pennsylvania State Turnpike Commission VRDN RB for Multi Modal Series 2008 C (Barclays Bank PLC LOC)
20,300,000	0.170	06/01/38	20,300,000
Pleasanton California MF Hsg. VRDN RB Busch Senior Housing Series 2003 A (FNMA)
11,360,000	0.210	06/15/37	11,360,000
Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2010 Subseries D
33,000,000	0.140	11/01/40	33,000,000
Private Colleges & Universities Authority VRDN RB for Emory University Series 2005 B-3
15,100,000	0.170	09/01/35	15,100,000

Private Colleges & Universities Authority VRDN RB for Emory University Series 2005 C2 RMKT
47,125,000	0.170	09/01/24	47,125,000
Private Colleges & Universities Authority VRDN RB for Emory University Series 2005 C-3 RMKT
39,000,000	0.170	09/01/24	39,000,000
Purdue University VRDN RB for Student Facilities System Series 2007 C
25,335,000	0.130	07/01/32	25,335,000
Raleigh North Carolina Comb Enterprise System VRDN RB Series 2008 B (Wells Fargo Bank N.A. SPA)
27,505,000	0.150	03/01/35	27,505,000
Raleigh VRDN COPS for Downtown Improvement Project Series 2005 B-1 RMKT (Wells Fargo Bank N.A. SPA)
68,000,000	0.150	02/01/34	68,000,000
Rhode Island State Health & Educational Building Corp. VRDN RB for Brown Higher Education Facilities Series 2001 B
30,160,000	0.160	09/01/32	30,160,000
Rochester Health Care Facilities VRDN RB for Mayo Foundation Series 2002 A RMKT (Bank of America N.A. SPA)
69,500,000	0.140	08/15/32	69,500,000
Rochester Health Care Facilities VRDN RB for Mayo Foundation Series 2002 C-RMKT (Bank of America N.A. SPA)
58,160,000	0.140	08/15/32	58,160,000
Southeast Alabama Gas District VRDN RB for Supply Project Series 2007 A (Societe Generale SPA)
216,800,000	1.750	08/01/27	216,800,000
Tarrant County Health Facilities Development Corp. Hospital VRDN RB for Cook Children’s Medical Center Series 2010 C
10,000,000	0.170	12/01/39	10,000,000
Tarrant County, Texas Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources Series 2008 B
44,960,000	0.150	11/15/33	44,960,000
Texas State GO VRDN for Veterans Housing Assistance Series 2007 II-B RMKT (JPMorgan Chase Bank SPA)
24,145,000	0.170	06/01/38	24,145,000
Texas State GO VRDN Refunding for Taxable Veterans Housing Series 2004 RMKT (JPMorgan Chase Bank SPA)
6,250,000	0.180	06/01/20	6,250,000
Texas State GO VRDN Refunding for Taxable Veterans Land Series 2005 RMKT (JPMorgan Chase Bank SPA)
10,105,000	0.180	12/01/26	10,105,000
Texas State GO VRDN Refunding for Taxable Veterans Land Series 2006 C (JPMorgan Chase Bank SPA)
3,725,000	0.180	12/01/27	3,725,000
Texas State GO VRDN Refunding for Taxable Veterans Series 2002 (Landesbank Hassen-Thueringen SPA)
27,085,000	0.240	12/01/21	27,085,000
Texas State GO VRDN Refunding Taxable Series 2010 E (Sumitomo Mitsui Banking Corp. LOC)
24,600,000	0.190	06/01/32	24,600,000
Tompkins County New York IDA VRDN RB for Cornell University Civic Facility Series 2002 A (JPMorgan Chase & Co. SPA)
6,700,000	0.180	07/01/30	6,700,000
Triborough Bridge & Tunnel Authority VRDN RB Series 2001 C RMKT (JPMorgan Chase Bank SPA)
51,240,000	0.150	01/01/32	51,240,000

26          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Municipal Debt Obligations(a) – (continued)

University of California VRDN RB Taxable Series 2011 Z-1
$21,000,000	0.140%	07/01/41	$21,000,000
University of California VRDN RB Taxable Series 2011 Z-2
10,000,000	0.150	07/10/41	10,000,000
University of Colorado Hospital Authority VRDN RB Series 2004 A RMKT (JPMorgan Chase Bank LOC)
40,000,000	0.180	11/15/33	40,000,000
University of Illinois VRDN COPS for Utility Infrastructure Series 2004 (Bank of America N.A. SPA)
51,425,000	0.230	08/15/21	51,425,000
University of New Mexico VRDN RB Refunding Subordinated Lien Systems Series 2003 B (JPMorgan Chase Bank SPA)
14,890,000	0.170	06/01/26	14,890,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 C (U.S. Bank N.A. SPA)
47,500,000	0.170	05/15/35	47,500,000
Washington State Housing Finance Commission MF Hsg. VRDN RB for Vintage at Spokane Senior Living Project Series 2006 A (FNMA)
7,500,000	0.280	08/15/40	7,500,000
Wisconsin Housing & Economic Development Authority Home Ownership VRDN RB Series 2008 A (FNMA LOC) (FHLMC LOC)
84,545,000	0.170	09/01/38	84,545,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS			$4,474,988,000

Variable Rate Obligations(a) – 3.7%
JPMorgan Chase Bank NA
$255,000,000	0.280%	09/17/12	$255,000,000
400,000,000	0.253	09/20/12	400,000,000
University of California VRDN RB Taxable Series 2011 Y-2
14,200,000	0.267	07/01/12	14,200,000
Wells Fargo & Co.
148,862,000	0.379	10/15/11	148,870,619

TOTAL VARIABLE RATE OBLIGATIONS			$818,070,619

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$14,759,540,831

Repurchase Agreements-Unaffiliated Issuers(c) – 35.6%
Bank of Nova Scotia
$500,000,000	0.080%	09/01/11	$500,000,000
Maturity Value: $500,001,111
Collateralized by Federal National Mortgage Association, 4.000%, due 04/01/25, Federal Home Loan Mortgage Corporation, 4.000% to 4.500%, due 02/01/26 to 07/01/41 and government security issuer, 4.500%, due 04/01/18. The aggregate value of the collateral, including accrued interest, was $514,914,617.

Barclays Capital, Inc.
125,000,000	0.050	09/01/11	125,000,000
Maturity Value: $125,000,174
Collateralized by Government National Mortgage Association, 4.500%, due 08/20/41. The market value of the collateral, including accrued interest was, $127,500,000.
BNP Paribas Securities Corp.
210,000,000	0.130	09/01/11	210,000,000
Maturity Value: $210,000,758
Collateralized by Federal National Mortgage Association, 3.000% to 5.000%, due 09/01/21 to 09/01/41, Federal Home Loan Mortgage Corporation, 3.500%, due 11/01/20, Government National Mortgage Association, 5.000%, due 06/20/41. The aggregate value of the collateral, including accrued interest, was $214,200,001.

500,000,000	0.160 (d)	11/30/11	500,000,000
Maturity Value: $500,200,000
BNYMellon Investment
200,000,000	0.060	09/01/11	200,000,000
Maturity Value: $200,000,333
Collateralized by U.S. Treasury Notes, 1.250%, due 08/31/15 to 10/31/15. The aggregate value of the collateral, including accrued interest was, $205,127,569.
Deutsche Bank Securities, Inc.
250,000,000	0.070	09/01/11	250,000,000
Maturity Value: $250,000,486
Collateralized by Federal National Mortgage Association, 5.000% to 6.500%, due 11/01/36 to 05/01/41. The aggregate value of the collateral, including accrued interest was, $257,499,999.
HSBC Securities, Inc.
200,000,000	0.080	09/01/11	200,000,000
Maturity Value: $200,000,444
Collateralized by Federal Home Loan Mortgage Corporation, 4.500% to 6.500%, due 01/01/37 to 08/01/41. The aggregate value of the collateral, including accrued interest was, $204,001,444.
J.P. Morgan Securities LLC
300,000,000	0.470	09/01/11	300,000,000
Maturity Value: $300,003,917
Collateralized by various corporate security issuers, 0.000% to 9.750%, due 12/29/11 to 08/19/65. The aggregate value of the collateral, including accrued interest was, $325,258,567.
Joint Repurchase Agreement Account III
2,412,100,000	0.081	09/01/11	2,412,100,000
Maturity Value: $2,412,105,456
Morgan Stanley & Co. LLC
298,000,000	1.257	05/03/12	298,000,000
Maturity Value: $301,788,146
Settlement Date: 05/05/11
Collateralized by Government National Mortgage Association, 5.500%, due 02/15/40, various mortgage-backed obligations, 0.000% to 8.000%, due 06/20/13 to 10/28/52. The aggregate value of the collateral, including accrued interest, was $337,365,764.

The accompanying notes are an integral part of these financial statements.          27

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
Morgan Stanley & Co. LLC – (continued)

$300,000,000	1.196%	07/06/12	$300,000,000
Settlement Date: 07/12/11
Maturity Value: $303,588,149
Collateralized by various mortgage-backed obligations, 0.000% to 10.000%, due 03/20/13 to 07/18/56. The aggregate value of the collateral, including accrued interest, was $374,822,534.
RBS Securities, Inc.
200,000,000	0.100	09/01/11	200,000,000
Maturity Value: $200,000,556
Collateralized by Federal National Mortgage Association, 4.000% to 5.000%, due 05/01/25 to 02/01/41. The aggregate value of the collateral, including accrued interest, was $204,000,179.
Societe Generale
1,000,000,000	0.060	09/01/11	1,000,000,000
Maturity Value: $1,000,001,667
Collateralized by Federal National Mortgage Association, 3.000% to 6.500%, due 06/01/19 to 09/01/41, Federal Home Loan Mortgage Corporation, 3.000% to 6.000%, due 04/01/17 to 09/01/41, Government National Mortgage Association, 4.000% to 4.500%, due 08/15/40 to 07/20/41. The aggregate value of the collateral, including accrued interest, was $1,030,000,001.

UBS Securities LLC
25,000,000	0.030	09/01/11	25,000,000
Maturity Value: $25,000,021
Collateralized by U.S. Treasury Bill 0.000%, due 11/25/11. The market value of the collateral, including accrued interest was, $25,500,035.
Wells Fargo Securities LLC
700,000,000	0.070	09/01/11	700,000,000
Maturity Value: $700,001,361
Collateralized by Federal National Mortgage Association, 3.500% to 5.500%, due 04/01/20 to 09/01/41, Federal Home Loan Mortgage Corporation, 3.500% to 6.000%, due 03/01/20 to 09/01/41, Government National Mortgage Association, 3.500% to 4.500%, due 05/15/26 to 08/20/41. The aggregate value of the collateral, including accrued interest, was $714,000,002.

700,000,000	0.320	09/01/11	700,000,000
Maturity Value: $700,006,222
Collateralized by various government security issuers, 0.000% to 5.500%, due 11/15/13 to 04/26/24, various corporate security issuers, 2.125% to 13.500%, due 08/01/12 to 02/01/41 and various mortgage-backed obligations, 0.000% to 10.026%, due 02/15/14 to 12/26/50. The aggregate value of the collateral, including accrued interest, was $734,118,390.

TOTAL REPURCHASE AGREEMENTS-UNAFFILIATED ISSUERS			$7,920,100,000

Repurchase Agreements-Affiliated Issuers(c) – 0.5%
Goldman, Sachs & Co.
$100,000,000	0.060%	09/01/11	$100,000,000
Maturity Value: $100,000,167
Collateralized by Federal National Mortgage Association, 6.000%, due 02/01/37. The value of the collateral, including accrued interest was, $102,000,001.

TOTAL INVESTMENTS – 102.5%			$22,779,640,831

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%			(545,975,422)

NET ASSETS – 100.0%			$22,233,665,409

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2011.

(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2011, these securities amounted to $148,200,000 or approximately 0.7% of net assets.

(c)	Unless noted, all repurchase agreements were entered into on August 31, 2011. Additional information on Joint Repurchase Agreement Account III appears on page 57.

(d)	All or a portion represents a forward commitment. Forward settling repurchase agreements will be collateralized at settlement.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
COPS	—	Certificates of Participation
CP	—	Commercial Paper
DOT	—	Department of Transportation
FHLB	—	Insured by Federal Home Loan Bank
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
GNMA	—	Insured by Government National Mortgage Association
GO	—	General Obligation
GTY AGMT	—	Guaranty Agreement
IDA	—	Industrial Development Authority
IHC	—	International Health Care
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MF Hsg.	—	Multi-Family Housing
RB	—	Revenue Bond
RN	—	Revenue Notes
RMKT	—	Remarketed
SF Hsg.	—	Single-Family Housing
SPA	—	Stand-by Purchase Agreement
VRDN	—	Variable Rate Demand Notes

28          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – 99.7%
California – 97.2%
Bay Area Toll Authority California Toll Bridge VRDN RB CR-MT-4708 Series 2011 (Bank of America N.A.)(a)
$1,000,000	0.270%	09/07/11	$1,000,000
Bay Area Toll Authority California Toll Bridge VRDN RB Eagle Series 2008-0056 Class A (Citibank N.A.)
2,815,000	0.210	04/01/47	2,815,000
Bay Area Toll Authority California Toll Bridge VRDN RB Floaters Series 2009-2978 (Morgan Stanley Bank)(a)
1,000,000	0.210	04/01/47	1,000,000
Bay Area Toll Authority California Toll Bridge VRDN RB Floaters Series 2009-2985 (Morgan Stanley Bank)(a)
3,217,196	0.210	04/01/39	3,217,196
Bay Area Toll Authority California Toll Bridge VRDN RB ROCS RR-II R-11453 Series 2008 (Citibank N.A.)
1,800,000	0.210	04/01/14	1,800,000
California Educational Facilities Authority VRDN RB Eagle Series 2007-0064 Class A (Citibank N.A.)
1,000,000	0.210	10/01/37	1,000,000
California Educational Facilities Authority VRDN RB Floaters Certificates Series 2009-42C (GO of Institution) (Wells Fargo Bank N.A. LOC)(a)
1,000,000	0.190	11/01/39	1,000,000
California Educational Facilities Authority VRDN RB for Claremont McKenna College Putters Series 2009-3580 (JPMorgan Chase Bank)(a)
2,025,000	0.210	01/01/16	2,025,000
California Educational Facilities Authority VRDN RB for Southern California University Putters Series 2008-2953 (JP Morgan Chase Bank)
1,000,000	0.210	10/01/15	1,000,000
California Educational Facilities Authority VRDN RB for University of Southern California Floaters Series 2009-11B Reg D (Barclays Bank PLC)(a)
2,300,000	0.180	10/01/38	2,300,000
California Educational Facilities Authority VRDN RB for University of Southern California Floaters Series 2009-3067X (Morgan Stanley Bank)(a)
1,300,000	0.210	10/01/39	1,300,000
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2009-3424 (JPMorgan Chase Bank)(a)
690,000	0.210	10/01/16	690,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1993 L
300,000	0.120	10/01/14	300,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1997 L-5
565,000	0.120	10/01/17	565,000
California Health Facilities Authority VRDN RB Sutter Health Putters Series 2010-3765 (JPMorgan Chase Bank)(a)
1,500,000	0.210	05/15/39	1,500,000
California Health Facilities Financing Authority Floaters Certificates VRDN RB Series 2011-74C (GTY AGMT-Wells Fargo Bank N.A.)(a)
800,000	0.190	11/15/40	800,000
California Health Facilities Financing Authority VRDN RB Floaters Certificates Series 2011 E-21 (Royal Bank of Canada)(a)
3,000,000	0.250	10/01/13	3,000,000
California Health Facilities Financing Authority VRDN RB for Catholic Healthcare West Series 2005 I (Bank of America N.A. LOC)
800,000	0.180	07/01/35	800,000
California Health Facilities Financing Authority VRDN RB for St. Joseph Health System Series 2011 C (Northern Trust Co. LOC)
2,000,000	0.080	07/01/41	2,000,000
California Health Facilities Financing Authority VRDN RB for Kaiser Permanente Series 2006 C
1,500,000	0.130	06/01/41	1,500,000
California Health Facilities Financing Authority VRDN RB for Scripps Health Series 2008 B (Wells Fargo Bank N.A. LOC)
2,000,000	0.140	10/01/31	2,000,000
California Health Facilities Financing Authority VRDN RB for Scripps Health Series 2008 D (Bank of America N.A. LOC)
1,275,000	0.170	10/01/31	1,275,000
California Health Facilities Financing Authority VRDN RB for University of Southern California Floaters Series 2007-1858 (GTY AGMT-Wells Fargo Bank N.A.)
3,795,000	0.210	11/15/42	3,795,000
California Health Facilities Financing Authority VRDN RB P-Floats-PT-4699 Series 2011 (NATL-RE) (Bank of America N.A.)(a)
1,970,000	0.320	09/07/11	1,970,000
California Health Facilities Financing Authority VRDN RB Putters Series 2010-3630 (JPMorgan Chase Bank)(a)
3,660,000	0.210	10/01/17	3,660,000
California Health Facilities Financing Authority VRDN RB Refunding for Lucile Salter Packard Children’s Hospital at Stanford Series 2008 B
2,500,000	0.160	08/15/33	2,500,000
California Health Facilities Financing Authority VRDN RB Refunding for Stanford Hospital Floaters Series 2010-3193 (Morgan Stanley Bank)(a)
1,400,000	0.220	11/15/36	1,400,000
California Health Facilities Financing Authority VRDN RB ROCS RR-II R-11952 Series 2011 (Citibank N.A.)(a)
1,500,000	0.210	08/15/18	1,500,000
California Health Facilities Financing Authority VRDN RB Sutter Health Floaters Series 2011-3255 (Morgan Stanley Bank)(a)
750,000	0.220	11/15/42	750,000
California Infrastructure & Economic Development Bank VRDN RB for J Paul Getty Series 2003 D
1,175,000	0.070	04/01/33	1,175,000
California Infrastructure & Economic Development Bank VRDN RB for J Paul Getty Series 2004 B
4,500,000	0.070	10/01/23	4,500,000
California Infrastructure & Economic Development Bank VRDN RB Refunding for J Paul Getty Series 2007 A-2 RMKT
2,200,000	0.060	10/01/47	2,200,000
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Facility Series 2010 A (GTY AGMT-Chevron Corp.)
6,400,000	0.060	11/01/35	6,400,000
California State Department of Water Resources Center Valley Project VRDN RB ROCS RR-II R-11970-1 Series 2011 (Citibank N.A.)(a)
1,600,000	0.210	12/01/18	1,600,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-11 (Bank of America N.A. and California State Teachers Retirement System)
4,000,000	0.200	05/01/22	4,000,000

The accompanying notes are an integral part of these financial statements.          29

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
California – (continued)

California State Department of Water Resources Power Supply VRDN RB Series 2002 C-17 (California State Teachers Retirement System and Wells Fargo Bank N.A.)
$6,800,000	0.180%	05/01/22	$6,800,000
California State Department of Water Resources VRDN RB for Central Valley Project ROCS RR-II R-11552 Series 2008 (BHAC-CR FGIC) (Citibank N.A.)
700,000	0.210	12/01/11	700,000
California State University VRDN RB ROCS RR-II R-11568 Series 2008 (BHAC-CR AGM) (Citibank N.A.)
3,000,000	0.220	05/01/16	3,000,000
California Statewide Communities Development Authority CP Series 2011-9B-1
2,500,000	0.370	03/01/12	2,500,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 J (GTY AGMT-Kaiser)
300,000	0.130	04/01/36	300,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M
2,200,000	0.130	04/01/38	2,200,000
California Statewide Communities Development Authority VRDN RB for Monterey Penninsula Series 2011 B (U.S. Bank N.A. LOC)
7,500,000	0.140	06/01/33	7,500,000
Chino Basin Regional Financing Authority VRDN RB Refunding for Inland Empire Utilities Series 2008 B (Lloyds TSB Bank PLC, LOC)
2,440,000	0.130	06/01/32	2,440,000
City of Riverside Electric VRDN RB Refunding Series 2008 C (Bank of America N.A. LOC)
400,000	0.180	10/01/35	400,000
City of Santa Rosa California Waste Water VRDN RB Refunding Series 2004 A (Landesbank Baden-Wurttemberg LOC)
900,000	0.560	09/01/33	900,000
Desert Community College District GO VRDN Floaters Series 2009-3016 (AGM and Morgan Stanley Bank)(a)
4,035,000	0.220	08/01/32	4,035,000
Fresno VRDN RB for Trinity Health Credit Group Series 2000 C (Helaba SPA)
2,625,000	0.290	12/01/30	2,625,000
Glendale VRDN COPS for Police Building Project Series 2000 (Morgan Guaranty Trust SPA)
2,900,000	0.200	06/01/30	2,900,000
Irvine Ranch California Water District GO VRDN for Consolidated Improvement Districts Series 1989 (Bank of America N.A. LOC)
1,300,000	0.130	06/01/15	1,300,000
Irvine Ranch California Water District GO VRDN Series 1995 (Sumitomo Mitsui Banking Corp. LOC)
3,800,000	0.170	01/01/21	3,800,000
Irvine Ranch California Water District VRDN RB Series 2011 A-2 (GO of District)
3,000,000	0.250	10/01/37	3,000,000
Los Angeles Community Redevelopment Agency MF Hsg. VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA)
4,445,000	0.150	12/15/24	4,445,000
Los Angeles County Housing Authority MF Hsg. VRDN RB Refunding for Malibu Meadows II Series 1998 C (FNMA)
5,200,000	0.170	04/15/28	5,200,000
Los Angeles County Housing Authority MF Hsg. VRDN RB Refunding for Malibu Meadows Project Series 1998 B (FNMA)
2,436,000	0.230	04/15/28	2,436,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB Refunding Proposition C-2nd Series 2009 A-1 (Bank of Nova Scotia SPA)
7,300,000	0.110	07/01/23	7,300,000
Los Angeles Department of Airports Municipal Trust Receipts VRDN RB Floaters Trust Series 2010-27B (Barclays Bank PLC)(a)
1,600,000	0.190	05/15/40	1,600,000
Los Angeles Department of Airports Municipal Trust Receipts VRDN RB for Los Angeles International Airport Floaters Series 2010-80W (Barclays Bank PLC)(a)
4,845,000	0.190	05/15/31	4,845,000
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Putters Series 2010-3839 (JPMorgan Chase Bank)(a)
2,000,000	0.210	05/15/33	2,000,000
Los Angeles Department of Airports VRDN RB ROCS RR-II R-11881 Series 2010 (Citibank N.A.)(a)
2,500,000	0.210	05/15/18	2,500,000
Los Angeles Department of Water & Power VRDN RB for Power System Series 2002 Subseries A-3 (Scotiabank SPA)
1,000,000	0.160	07/01/35	1,000,000
Los Angeles Department of Water & Power VRDN RB for Power System Series 2002 Subseries A-7 (U.S. Bank N.A. SPA)
2,800,000	0.160	07/01/35	2,800,000
Los Angeles Department of Water & Power Waterworks VRDN RB Series 2001 Subseries B-4 (Wells Fargo Bank N.A. SPA)
1,700,000	0.140	07/01/35	1,700,000
Metropolitan Water District Southern California Municipal Trust Receipts VRDN RB Floaters Series 2009-8B Reg. D (Barclays Bank PLC)(a)
2,800,000	0.190	07/01/35	2,800,000
Newport Beach VRDN RB for Hoag Memorial Hospital ROCS RR-II R-11753 Series 2009 (Citibank N.A.)(a)
100,000	0.210	06/01/13	100,000
Orange County Apartment Development VRDN RB Refunding for Larkspur Canyoun Apartments Series 1997 A (FNMA)
200,000	0.140	06/15/37	200,000
Orange County Apartment Development VRDN RB Refunding for Park Ridge Villas Series 1998 (FNMA)
4,000,000	0.180	11/15/28	4,000,000
Orange County Apartment Development VRDN RB Refunding for Riverbend Apartments Series 1999 B (FHLMC)
2,600,000	0.170	12/01/29	2,600,000
Orange County Sanitation District VRDN COPS Putters Series 2010-3773Z (AGM) (JPMorgan Chase Bank)(a)
3,400,000	0.210	08/01/15	3,400,000
Orange County Water District VRDN COPS Putters Series 2010-3686Z (JPMorgan Chase Bank)(a)
2,000,000	0.210	02/15/18	2,000,000
Pasadena California Certificates Partner VRDN COPS Series 2008 A (Bank of America N.A. LOC)
2,000,000	0.240	02/01/35	2,000,000
Riverside County Transportation Commission Sales Tax VRDN RB Limited Tax Series 2009 B (JPMorgan Chase Bank SPA)
3,775,000	0.200	06/01/29	3,775,000
Sacramento California Suburban Water District VRDN COPS Refunding Series 2009 A (Sumitomo Mitsui Banking Corp. LOC)
4,500,000	0.120	11/01/34	4,500,000

30          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
California – (continued)

Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 (FNMA)
$2,600,000	0.180%	07/15/29	$2,600,000
Sacramento Transportation Authority Sales Tax VRDN RB Limited Tax Measure Series 2009 A (Barclays Bank PLC)
5,600,000	0.140	10/01/38	5,600,000
San Bernardino County Flood Control District VRDN RB Refunding Series 2008 (Bank of America N.A.)
2,000,000	0.190	08/01/37	2,000,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank)(a)
570,000	0.210	02/01/17	570,000
San Diego Community College District GO VRDN Putters Series 2010-3676Z (AGM and JPMorgan Chase Bank)(a)
3,335,000	0.210	11/01/13	3,335,000
San Diego County Water Authority VRDN COPS Austin Trust Series 2008-3001X (NATL-RE) (Bank of America N.A.)
1,790,000	0.300	05/01/32	1,790,000
San Diego Unified School District GO VRDN Floater Series 2011-97C (AGM) (Wells Fargo Bank N.A.)(a)
1,000,000	0.190	07/01/28	1,000,000
San Diego Unified School District GO VRDN Putters Series 2011-3934 (JPMorgan Chase Bank)(a)
4,000,000	0.140	08/07/12	4,000,000
San Francisco Bay Area Rapid Transit District GO VRDN Eagle Series 2007-0100 Class A Series 2007 (Citibank N.A.)
1,000,000	0.200	08/01/35	1,000,000
San Francisco Bay Area Rapid Transit District GO VRDN ROCS RR-II R-12318 Series 2011 (Citibank N.A.)(a)
700,000	0.200	08/01/30	700,000
San Francisco City & County Public Utilities Commission Water VRDN RB Floaters Series 2010-3153X (Morgan Stanley Bank)(a)
250,000	0.220	11/01/39	250,000
San Francisco County Transportation Authority CP Notes Series 2011 A (Landesbank Baden-Wurttemberg, NY Branch)
3,000,000	0.300	09/13/11	3,000,000
San Francisco County Transportation Authority CP Notes Series 2011 B (Landesbank Baden-Wurttemberg, NY Branch)
2,000,000	0.240	09/01/11	2,000,000
San Jose Financing Authority Lease VRDN RB Putters Series 2010-3762Z (AMBAC) (JPMorgan Chase Bank SPA)(a)
2,500,000	0.210	12/01/11	2,500,000
San Mateo County Community College District GO for Election of 2005 Series 2006 A
1,000,000	4.500	09/01/11	1,000,000
San Mateo County Community College District GO VRDN Floaters Series 2010-3166X (Morgan Stanley Bank)(a)
431,818	0.210	09/01/38	431,818
Santa Clara County Financing Authority VRDN RB for El Camino Hospital Series 2009 A (Wells Fargo Bank N.A. LOC)
400,000	0.130	02/01/44	400,000
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 D RMKT (Sumitomo Mitsui Banking Corp. SPA)
2,500,000	0.150	04/01/36	2,500,000
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding Series 2008 B (Barclay Bank PLC SPA)
1,610,000	0.140	06/01/26	1,610,000
Southern California Public Power Authority VRDN RB Refunding for Palo Verde Series 2008 Subseries B (Citibank N.A. LOC)
2,700,000	0.140	07/01/17	2,700,000
University of California VRDN RB Floater Certificates Series 2009-7C (Wells Fargo Bank N.A.)(a)
1,600,000	0.190	05/15/39	1,600,000
University of California VRDN RB Putters Series 2008-2649Z (JPMorgan Chase Bank)
3,800,000	0.210	05/15/14	3,800,000
University of California VRDN RB Putters Series 2009-3368 (JPMorgan Chase Bank)(a)
1,500,000	0.210	11/15/16	1,500,000
University of California VRDN RB ROCS RR-II R-11661 Series 2008 (AGM) (Citibank N.A.)
2,000,000	0.210	05/15/32	2,000,000
Victor Valley Community College GO VRDN Floaters Certificates Series 2009-34C (Wells Fargo Bank N.A.)(a)
4,700,000	0.190	08/01/44	4,700,000

			226,525,014

Puerto Rico – 2.5%
Puerto Rico Sales Tax Financing Corp. Municipal Trust Receipts VRDN RB Floaters Trust Series 2009-10B Reg D (Barclays Bank PLC)(a)
1,550,000	0.310	08/01/57	1,550,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3034 (Morgan Stanley Bank)(a)
300,000	0.260	08/01/57	300,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3036 (Morgan Stanley Bank)
3,630,000	0.260	08/01/57	3,630,000
Puerto Rico Sales Tax Financing Corp. VRDN RB ROCS-RR-II R-11890 Series 2010 (Citibank N.A.)(a)
400,000	0.210	02/01/48	400,000

			5,880,000

TOTAL INVESTMENTS – 99.7%			$232,405,014

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			769,002

NET ASSETS – 100.0%			$233,174,016

The accompanying notes are an integral part of these financial statements.          31

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments (continued)
August 31, 2011

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2011, these securities amounted to $74,829,014 or approximately 32.1% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BHAC	—	Berkshire Hathaway Assurance Corp.
COPS	—	Certificates of Participation
CP	—	Commercial Paper
CR	—	Custodial Receipts
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
GO	—	General Obligation
GTY AGMT	—	Guaranty Agreement
LOC	—	Letter of Credit
MF Hsg.	—	Multi-Family Housing
NATL-RE	—	National Reinsurance Corp.
RB	—	Revenue Bond
RMKT	—	Remarketed
ROCS	—	Reset Option Certificates
RR	—	Revenue Refunding
SPA	—	Stand-by Purchase Agreement
VRDN	—	Variable Rate Demand Notes

32          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – 100.6%
New York – 97.2%
Buffalo Municipal Water Finance Authority Water Systems VRDN RB Refunding Series 2008 (JPMorgan Chase Bank LOC)
$5,700,000	0.140%	07/01/35	$5,700,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 1A RMKT (Bayerische Landesbank and Landesbank Baden-Wurttemberg LOC)
2,900,000	0.320	05/01/33	2,900,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 2A (Westdeutsche Landesbank LOC)
1,300,000	0.290	05/01/33	1,300,000
Long Island Power Authority Electric System VRDN RB Series 1998-2 Subseries 2B (Bayerische Landesbank LOC)
3,300,000	0.180	05/01/33	3,300,000
Metropolitan Transportation Authority VRDN RB Dedicated Tax Fund Eagle Series 2006-0133 Class A (BHAC AGM-CR MBIA) (Citibank N.A.)
1,900,000	0.210	11/15/36	1,900,000
Metropolitan Transportation Authority VRDN RB Dedicated Tax Fund Refunding Series 2008 A-1 RMKT (Morgan Stanley Bank LOC)
1,000,000	0.170	11/01/31	1,000,000
Metropolitan Transportation Authority VRDN RB Dedicated Tax Fund Refunding Series 2008 Subseries B-1 (Bank of Nova Scotia LOC)
995,000	0.170	11/01/34	995,000
Monroe County IDA VRDN RB Floater Series 2011-98C (Wells Fargo Bank N.A.)(a)(b)
1,000,000	0.000	07/01/41	1,000,000
Nassau County IDA Civic Facility VRDN RB Refunding & Improvement for Cold Spring Harbor Laboratory Series 1999 RMKT (TD Bank N.A. SPA)
675,000	0.110	01/01/34	675,000
Nassau County Interim Finance Authority RB Sales Tax Secured Series 2001 A-1 (AMBAC)
900,000	4.375	11/15/11	907,161
New York City GO VRDN Series 1993 Subseries A-4 (Bayerische Landesbank LOC)
1,900,000	0.190	08/01/22	1,900,000
New York City GO VRDN Series 1993 Subseries E-3 (Westdeutsche Landesbank LOC)
4,600,000	0.250	08/01/23	4,600,000
New York City GO VRDN Series 1996 Subseries J-2 RMKT (Westdeutsche Landesbank LOC)
300,000	0.320	02/15/16	300,000
New York City GO VRDN Series 2002 Subseries C-2 (Bayerische Landesbank LOC)
300,000	0.320	08/01/20	300,000
New York City GO VRDN Series 2002 Subseries C-3B RMKT (Lloyds TSB Bank PLC)
400,000	0.170	08/01/20	400,000
New York City GO VRDN Series 2003 Subseries A-2 (Bank of America N.A. LOC)
400,000	0.240	08/01/31	400,000
New York City GO VRDN Series 2006 I Subseries I-4 (Bank of New York Mellon LOC)
200,000	0.190	04/01/36	200,000
New York City Health & Hospital Corp. VRDN RB Health System Series 2008 B (GO of Corp.) (TD Bank N.A. LOC)
2,000,000	0.140	02/15/31	2,000,000
New York City Health & Hospital Corp. VRDN RB Health System Series 2008 C (GO of Corp.) (TD Bank N.A. LOC)
3,500,000	0.130	02/15/31	3,500,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 2 Gold Street Series 2006 A (FNMA)
2,000,000	0.170	04/15/36	2,000,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 201 Pearl Street Development Series 2006 A (FNMA)
2,500,000	0.170	10/15/41	2,500,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 90 West Street Series 2006 A (FNMA)
2,100,000	0.170	03/15/36	2,100,000
New York City Municipal Water Finance Authority CP Series 2011-6
1,500,000	0.300	09/15/11	1,500,000
New York City Municipal Water Finance Authority Water & Sewer VRDN RB Series 2008 Subseries B-4 (Royal Bank of Canada SPA)
4,150,000	0.150	06/15/23	4,150,000
New York City Municipal Water Financial Authority Water & Sewer VRDN RB P-Floats-PT-4705 Series 2011 (Bank of America N.A.)(a)
1,000,000	0.270	09/07/11	1,000,000
New York City Transitional Finance Authority RB Refunding for Future Tax Secured Series 2004 Subseries D-2
1,795,000	5.000	11/01/11	1,808,712
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2001 B (Landesbank Baden-Wurttemberg SPA)
2,500,000	0.190	02/01/31	2,500,000
New York City Transitional Finance Authority VRDN RB for Future Tax Series 1998 C (Morgan Stanley Bank LOC)
1,600,000	0.100	05/01/28	1,600,000
New York City Transitional Finance Authority VRDN RB Series 2002 Subseries 2D (Lloyds TSB Bank PLC)
1,000,000	0.140	11/01/22	1,000,000
New York City Trust Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A1 RMKT
3,650,000	0.170	10/01/36	3,650,000
New York City Trust Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT
800,000	0.170	10/01/36	800,000
New York City Trust Cultural Resources VRDN RB for Pierpont Morgan Library Series 2004 (JPMorgan Chase Bank LOC)
2,260,000	0.170	02/01/34	2,260,000
New York City Trust Cultural Resources VRDN RB for The Juilliard School ROCS-RR-II R-11927 Series 2011 (Citibank N.A.)(a)
2,400,000	0.210	01/01/33	2,400,000
New York City Trust Cultural Resources VRDN RB Refunding for American Museum of Natural History Putters Series 2009-3502 (NATL-RE) (JPMorgan Chase Bank)(a)
500,000	0.220	01/01/37	500,000
New York City Trust Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2008 B2 (Wells Fargo Bank N.A. SPA)
1,500,000	0.140	04/01/44	1,500,000
New York City Trust Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2008 B3 (Wells Fargo Bank N.A. SPA)
1,570,000	0.140	04/01/29	1,570,000
New York City Trust Cultural Resources VRDN RB Refunding for Botanical Garden Series 2009 A (JPMorgan Chase Bank LOC)
3,900,000	0.180	07/01/32	3,900,000

The accompanying notes are an integral part of these financial statements.          33

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
New York – (continued)

New York City Trust For Cultural Resources VRDN RB Refunding for American Museum Natural History Series 2008 A2 (Bank of America N.A. SPA)
$2,000,000	0.120%	04/01/27	$2,000,000
New York City Trust for Cultural Resources CP ROLS Series 2011 RR II R-11976
1,000,000	0.100	09/01/11	1,000,000
2,500,000	0.200	09/01/11	2,500,000
2,500,000	0.140	09/07/11	2,500,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Austin Trust Certificates for New York University Series 2008-1195 (Bank of America N.A.)
4,300,000	0.270	07/01/48	4,300,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Columbia University Series 2003 B RMKT
600,000	0.150	07/01/28	600,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Columbia University Series 2009 A
2,430,000	0.100	09/01/39	2,430,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Cornell University Floaters Series 2011-3C (Wells Fargo Bank N.A.)(a)
2,600,000	0.200	07/01/40	2,600,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Memorial Sloan-Kettering Hospital Putters Series 2008-3209 (JPMorgan Chase Bank)(a)
3,555,000	0.210	01/01/30	3,555,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for New York University Putters Series 2008-3233Z (JPMorgan Chase Bank)(a)
1,100,000	0.210	07/01/32	1,100,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2009 B (U.S. Bank N.A. SPA)
6,685,000	0.170	07/01/40	6,685,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for University of Rochester Series 2003 C RMKT (JPMorgan Chase Bank LOC)
1,900,000	0.180	07/01/33	1,900,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for University of Rochester Series 2006-B1 RMKT (Bank of America N.A. LOC)
1,000,000	0.150	07/01/24	1,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Vassar College Putters Series 2008-3204 (JPMorgan Chase Bank)(a)
600,000	0.210	07/01/37	600,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Vassar College Secondary Issues Floaters Series 2007-1861 (Wells Fargo Bank N.A.)
5,045,000	0.200	07/01/39	5,045,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Secondary Issues for Columbia University ROCS-RR-II R-11722 Series 2009 (GO of University) (Citibank N.A.)(a)
1,100,000	0.210	07/01/16	1,100,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Secondary Issues for Columbia University Trust Receipts Series 2006-K1 Reg. D (Citibank N.A.)
1,600,000	0.210	05/29/14	1,600,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Secondary Issues for Rockefeller University ROCS-RR-II R-11944 Series 2011 (Citibank N.A.)(a)
1,000,000	0.210	07/01/34	1,000,000
New York State Dormitory Authority State Supported Debt VRDN RB for Cornell University Series 2004 B RMKT (HSBC Bank USA N.A. SPA)
4,590,000	0.170	07/01/33	4,590,000
New York State Dormitory Authority State Supported Debt VRDN RB for New York Public Library Series 1999 A RMKT (TD Bank N.A. LOC)
290,000	0.140	07/01/28	290,000
New York State Dormitory Authority State Supported Debt VRDN RB for New York Public Library Series 1999 B RMKT (TD Bank N.A. LOC)
3,360,000	0.140	07/01/28	3,360,000
New York State Dormitory Authority State Supported Debt VRDN RB for University of Rochester Series 2003 B Convertible (HSBC Bank USA N.A. LOC)
3,600,000	0.100	07/01/33	3,600,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Hospital Putters Series 2008-3201 (JPMorgan Chase Bank)(a)
1,800,000	0.210	01/01/30	1,800,000
New York State Dormitory Authority VRDN RB for Mental Health Services Series 2003 Subseries D-2E (Royal Bank of Canada LOC)
1,500,000	0.170	02/15/31	1,500,000
New York State Dormitory Authority VRDN RB for Metropolitan Museum of Art Series 1993 A
2,737,000	0.160	07/01/15	2,737,000
New York State Dormitory Authority VRDN RB for Metropolitan Museum of Art Series 1993 B
700,000	0.160	07/01/23	700,000
New York State Dormitory Authority VRDN RB for New York University Floaters Certificates Series 2009-91C (Wells Fargo Bank N.A.)(c)
590,000	0.400	07/01/39	590,000
New York State Environmental Facilities Corp. VRDN RB for State Clean Water & Drinking Putters Series 2008-2870 (JPMorgan Chase Bank)
1,000,000	0.210	12/15/15	1,000,000
New York State Housing Finance Agency Services Contract VRDN RB Refunding Series 2003 M-1 RMKT (Bank of America N.A. LOC)
800,000	0.170	09/15/21	800,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA)
1,000,000	0.170	05/15/34	1,000,000
New York State Housing Finance Agency VRDN RB for North End Series 2004 A RMKT (FNMA)
3,500,000	0.170	11/15/36	3,500,000
New York State Housing Finance Agency VRDN RB for Taconic Housing West 17th Street Series 2009 A (FNMA)
2,400,000	0.140	05/15/39	2,400,000
New York State Local Government Assistance Corp. VRDN RB Austin Trust Certificates Series 2008-3506 (AGM-CR GO of Corp.) (Bank of America N.A.)
200,000	0.270	04/01/16	200,000
New York State Local Government Assistance Corp. VRDN RB Series 1995 C (Landesbank Hessen-Thueringen LOC)
1,900,000	0.280	04/01/25	1,900,000
New York State Thruway Authority VRDN RB P-Floats-MT-3954 Series 2011 (Bank of America N.A.)(a)
1,200,000	0.270	09/07/11	1,200,000
Port Authority of New York & New Jersey VRDN RB Floaters Trust Series 2011-17B (GO of Authority) (Barclays Bank PLC SPA)(a)
2,150,000	0.190	01/15/41	2,150,000

34          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
New York – (continued)

Port Authority of New York & New Jersey VRDN RB ROCS-RR-II R 11793 Series 2009 (GO of Authority)(a)
$1,600,000	0.210%	03/15/27	$1,600,000
Port Authority of New York & New Jersey VRDN RB ROCS-RR-II R-664 Series 2006 (Citibank N.A.)
2,130,000	0.210	10/01/14	2,130,000
Suffolk County Water Authority VRDN RB Putters Series 2009-3357 (NATL-RE) (JPMorgan Chase Bank)(a)
1,260,000	0.220	06/01/24	1,260,000
Triborough Bridge & Tunnel Authority RB General Series 2010 A-1 (GO of Authority)
5,035,000	2.000	11/15/11	5,050,943
Triborough Bridge & Tunnel Authority RB Refunding General Series 2002 B (GO of Authority)
2,000,000	5.000	11/15/11	2,018,899

			156,907,715

Puerto Rico – 3.4%
Puerto Rico Sales Tax Financing Corp. Municipal Trust Receipts VRDN RB Floaters Trust Series 2009-10B Reg D (Barclays Bank PLC)(a)
1,750,000	0.310	08/01/57	1,750,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3034 (Morgan Stanley Bank)(a)
200,000	0.260	08/01/57	200,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3036 (Morgan Stanley Bank)
3,515,000	0.260	08/01/57	3,515,000

			5,465,000

TOTAL INVESTMENTS – 100.6%			$162,372,715

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%			(964,945)

NET ASSETS – 100.0%			$161,407,770

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2011, these securities amounted to $24,815,000 or approximately 15.4% of net assets.

(b)	All or portion represents a forward commitment.

(c)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At August 31, 2011, these securities amounted to $590,000 or approximately 0.4% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BHAC	—	Berkshire Hathaway Assurance Corp.
CP	—	Commercial Paper
CR	—	Custodial Receipts
FNMA	—	Insured by Federal National Mortgage Association
GO	—	General Obligation
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MF Hsg.	—	Multi-Family Housing
NATL-RE	—	National Reinsurance Corp.
RB	—	Revenue Bond
RMKT	—	Remarketed
ROCS	—	Reset Option Certificates
RR	—	Revenue Refunding
SPA	—	Stand-by Purchase Agreement
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.          35

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – 99.1%
Alabama – 3.8%
Alabama Special Care Facilities Financing Authority VRDN RB Birmingham for Ascension Health Senior Credit Putters Series 2008-2959 (JPMorgan Chase Bank)
$6,370,000	0.210%	11/15/14	$6,370,000
Alabama Special Care Facilities Financing Authority VRDN RB Mobile for Ascension Health Senior Credit Floaters Series 2008-2605 (Morgan Stanley Bank)
27,000,000	0.210	11/15/39	27,000,000
Auburn University VRDN RB Floater Certificates Series 2011-53C (Wells Fargo Bank N.A.)(a)
7,000,000	0.200	06/01/41	7,000,000
Auburn University VRDN RB Putters Series 2009-3516 (FSA) (JPMorgan Chase Bank)(a)
4,845,000	0.230	12/01/29	4,845,000
Columbia IDB Poll Control VRDN RB Refunding for Alabama Power Co. Project Series 1999 A
2,500,000	0.090	06/01/22	2,500,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1995 A
25,000,000	0.140	05/01/22	25,000,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1996 A
21,000,000	0.140	11/01/21	21,000,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1999 B
25,000,000	0.140	06/01/22	25,000,000
Gadsden IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1994
6,150,000	0.140	06/01/15	6,150,000
Huntsville Health Care Authority CP Series 2011
20,000,000	0.350	12/01/11	20,000,000
Mobile City IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1994
18,200,000	0.140	06/01/15	18,200,000
Parrish IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1994
28,850,000	0.140	06/01/15	28,850,000
Southeast Alabama Gas District VRDN RB for Supply Project Series 2007 A (Societe Generale SPA)
40,500,000	1.750	08/01/27	40,500,000
West Jefferson IDB Pollution Control VRDN RB Refunding for Alabama Power Co. Series 1998
37,290,000	0.170	06/01/28	37,290,000
Wilsonville IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 2005 D
18,250,000	0.140	01/01/24	18,250,000

			287,955,000

Alaska – 1.3%
Alaska Housing Finance Corp. Home Mortgage VRDN RB Series 2009 A
15,965,000	0.150	12/01/40	15,965,000
Alaska Housing Finance Corp. VRDN RB Floaters Series 2009-3001 (Morgan Stanley Bank)(a)
10,365,000	0.210	12/01/41	10,365,000
Alaska Housing Finance Corp. VRDN RB ROCS-RR-II R-197 Series 2002 (Citibank N.A.)
5,000,000	0.210	04/01/12	5,000,000
Alaska State Housing Finance Corp. VRDN RB Governmental Purpose Series 2001 B RMKT (GO of Corp.)(b)
17,955,000	0.140	12/01/30	17,955,000
Alaska State Housing Finance Corp. VRDN RB State Capital Project Series 2002 C RMKT (GO of Corp.)
10,500,000	0.160	07/01/22	10,500,000
City of Valdez Marine Terminal VRDN RB Floaters Certificates Series 2011-73C (Wells Fargo Bank N.A.)(a)
6,400,000	0.200	01/01/21	6,400,000
City of Valdez Marine Terminal VRDN RB for Exxon Pipeline Co. Series 1985
13,790,000	0.050	10/01/25	13,790,000
City of Valdez Marine Terminal VRDN RB for Exxon Pipeline Co. Series 1993 A
20,000,000	0.050	12/01/33	20,000,000

			99,975,000

Arizona – 1.9%
Arizona Health Facilities Authority VRDN RB Floaters Series 2011-3256 (Morgan Stanley Bank)(a)
16,995,000	0.290	01/01/32	16,995,000
Arizona Health Facilities Authority VRDN RB for Banner Health Puttable Floating Option Tax-Exempt Receipts P-Floats-PT-4511 Series 2008 (Wells Fargo Bank N.A. SPA)
14,620,000	0.190	01/01/35	14,620,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2008-3151 (JPMorgan Chase Bank)(a)
6,605,000	0.210	07/01/16	6,605,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2009-3466 (JPMorgan Chase Bank)(a)
4,065,000	0.210	07/01/16	4,065,000
Phoenix Civic Improvement Corp. Wastewater System VRDN RB Putters Series 2009-3458 (JPMorgan Chase Bank)(a)
7,140,000	0.210	01/01/17	7,140,000
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB Eagle Series 2006-0014 A (Citibank N.A. SPA)
13,275,000	0.210	01/01/35	13,275,000
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB Eagle Series 2006-0141 A (Citibank N.A.)
16,500,000	0.210	01/01/37	16,500,000
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB Eagle Series 2007-0012 A (Citibank N.A.)
15,850,000	0.210	01/01/37	15,850,000
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB Floaters Series 2009-3078 (Morgan Stanley Bank)(a)
6,000,000	0.220	01/01/38	6,000,000
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB Floaters Series 2009-40C (Wells Fargo Bank N.A.)(a)
13,100,000	0.200	01/01/39	13,100,000
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB Floaters Trust Series 2009-9W (Barclays Bank PLC)(a)
4,050,000	0.220	01/01/38	4,050,000
Salt River Project Agriculture Improvement & Power District Electric System Municipal Trust Receipts VRDN RB Floaters Trust Series 2010-21W (Barclays Bank PLC SPA)(a)
5,000,000	0.220	01/01/38	5,000,000
Salt River Project VRDN RB Putters Series 2008-3226 (JPMorgan Chase Bank)(a)
9,620,000	0.210	01/01/32	9,620,000

36          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Arizona – (continued)

Salt River Project VRDN RB Putters Series 2009-3307 (JPMorgan Chase Bank)(a)
$3,395,000	0.210%	01/01/33	$3,395,000
Tempe Transportation Excise Tax VRDN RB Series 2006 (Royal Bank of Canada SPA)
5,360,000	0.160	07/01/36	5,360,000

			141,575,000

California – 11.6%
Bay Area Toll Authority California Toll Bridge VRDN RB CR-MT-4708 Series 2011 (Bank of America N.A.)(a)
8,870,000	0.270	04/01/39	8,870,000
Bay Area Toll Authority California Toll Bridge VRDN RB Eagle Series 2008-0056 Class A (Citibank N.A.)
6,455,000	0.210	04/01/47	6,455,000
Bay Area Toll Authority California Toll Bridge VRDN RB Floaters Series 2009-2978 (Morgan Stanley Bank)(a)
17,645,000	0.210	04/01/47	17,645,000
Bay Area Toll Authority California Toll Bridge VRDN RB Floaters Series 2009-2985 (Morgan Stanley Bank)(a)
20,281,221	0.210	04/01/39	20,281,221
Bay Area Toll Authority California Toll Bridge VRDN RB Putters Series 2008-3130 (JPMorgan Chase Bank)(a)
6,145,000	0.210	10/01/13	6,145,000
Bay Area Toll Authority California Toll Bridge VRDN RB ROCS RR-II R-11453 Series 2008 (Citibank N.A.)
5,000,000	0.210	04/01/14	5,000,000
California Educational Facilities Authority VRDN RB Austin Trust Certificates for Claremont McKenna College Series 2009-1208 (Bank of America N.A.)(a)
10,000,000	0.270	01/01/39	10,000,000
California Educational Facilities Authority VRDN RB Austin Trust Certificates for Southern California University Series 2009-1207 (Bank of America N.A.)(a)
4,440,000	0.270	10/01/39	4,440,000
California Educational Facilities Authority VRDN RB Eagle Series 2007-0064 Class A (Citibank N.A.)
12,700,000	0.210	10/01/37	12,700,000
California Educational Facilities Authority VRDN RB for Claremont McKenna College Putters Series 2009-3580 (JPMorgan Chase Bank)(a)
4,355,000	0.210	01/01/16	4,355,000
California Educational Facilities Authority VRDN RB for Stanford University Floaters Certificates Series 2001-487 (Morgan Stanley Bank)
9,000,000	0.210	12/01/32	9,000,000
California Educational Facilities Authority VRDN RB for University of Southern California Floaters Series 2009-11B Reg D (Barclays Bank PLC)(a)
2,940,000	0.180	10/01/38	2,940,000
California Educational Facilities Authority VRDN RB for University of Southern California Floaters Series 2009-3067X (Morgan Stanley Bank)(a)
10,790,000	0.210	10/01/39	10,790,000
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2009-3424 (JPMorgan Chase Bank)(a)
7,305,000	0.210	10/01/16	7,305,000
California Health Facilities Financing Authority CP Series 2011 E
24,000,000	0.350	03/12/12	24,000,000
California Health Facilities Financing Authority VRDN RB Floaters Certificates Series 2011 E-21 (Royal Bank of Canada)(a)
17,000,000	0.250	10/01/13	17,000,000
California Health Facilities Financing Authority VRDN RB Floaters Certificates Series 2011-74C (GTY AGMT-Wells Fargo Bank N.A.)(a)
5,000,000	0.190	11/15/40	5,000,000
California Health Facilities Financing Authority VRDN RB for Kaiser Permanente Series 2006 C
23,500,000	0.130	06/01/41	23,500,000
California Health Facilities Financing Authority VRDN RB for University of Southern California Floaters Series 2007-1858 (GTY AGMT-Wells Fargo Bank N.A.)
9,395,000	0.210	11/15/42	9,395,000
California Health Facilities Financing Authority VRDN RB P-Floats-PT-4699 Series 2011 (NATL-RE) (Bank of America N.A.)(a)
21,000,000	0.320	09/01/28	21,000,000
California Health Facilities Financing Authority VRDN RB Refunding for Stanford Hospital Floaters Series 2010-3193 (Morgan Stanley Bank)(a)
4,600,000	0.220	11/15/36	4,600,000
California Health Facilities Financing Authority VRDN RB ROCS RR-II R-11952 Series 2011 (Citibank N.A.)(a)
1,200,000	0.210	08/15/18	1,200,000
California Health Facilities Financing Authority VRDN RB Sutter Health Floaters Series 2011-3255 (Morgan Stanley Bank)(a)
3,750,000	0.220	11/15/42	3,750,000
California Health Facilities Financing Authority VRDN RB Sutter Health Putters Series 2008-3175 (JPMorgan Chase Bank)(a)
24,170,000	0.210	05/15/14	24,170,000
California State Department of Water Resources Center Valley Project VRDN RB ROCS RR-II R-11970-1 Series 2011 (Citibank N.A.)(a)
2,000,000	0.210	12/01/18	2,000,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-17 (California State Teachers Retirement System and Wells Fargo Bank N.A.)
14,000,000	0.180	05/01/22	14,000,000
California State Department of Water Resources VRDN RB for Central Valley Project ROCS RR-II R-11552 Series 2008 (BHAC-CR FGIC) (Citibank N.A.)
7,140,000	0.210	12/01/11	7,140,000
California State University VRDN RB ROCS RR-II R-11568 Series 2008 (BHAC-CR AGM) (Citibank N.A.)
6,225,000	0.220	05/01/16	6,225,000
California Statewide Communities Development Authority CP Series 2011 04-E
15,000,000	0.390	09/01/11	15,000,000
California Statewide Communities Development Authority CP Series 2011 09-D
30,000,000	0.390	09/01/11	30,000,000
California Statewide Communities Development Authority CP Series 2011-04E
5,000,000	0.380	02/09/12	5,000,000
California Statewide Communities Development Authority CP Series 2011-9B-1
20,000,000	0.370	03/01/12	20,000,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente ROCS RR-II R-11672 Series 2008 B (BHAC-CR) (Citibank N.A.)(a)
10,035,000	0.220	09/01/34	10,035,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente ROCS RR-II R-1563 Series 2008 (BHAC-CR) (Citibank N.A. SPA)
9,800,000	0.220	04/01/26	9,800,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2002 B (GTY AGMT-Kaiser)
11,800,000	0.130	11/01/30	11,800,000

The accompanying notes are an integral part of these financial statements.          37

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
California – (continued)

California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M
$19,800,000	0.130%	04/01/38	$19,800,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2009 C-3
18,500,000	0.150	04/01/45	18,500,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2009 E
12,250,000	0.480	04/01/44	12,250,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2009 E2
10,500,000	0.480	04/01/44	10,500,000
California Statewide Communities Development Authority VRDN RB for Sutter Health Floaters Series 2009-3102 (Morgan Stanley Bank)(a)
1,738,874	0.210	11/15/48	1,738,874
California Statewide Communities Development Authority VRDN RB Refunding for Chevron USA Inc. Series 2002 (Chevron Corp.)
14,900,000	0.060	05/15/24	14,900,000
City of Oakland TRANS Series 2011
5,000,000	2.000	03/30/12	5,048,666
7,000,000	2.000	06/29/12	7,093,146
County of Los Angeles, California TRANS Series 2011 B
27,500,000	2.500	03/30/12	27,841,986
Desert Community College District GO VRDN Floaters Series 2009-3016 (AGM and Morgan Stanley Bank)(a)
2,000,000	0.220	08/01/32	2,000,000
Irvine Ranch California Water District GO VRDN Series 1995 (Sumitomo Mitsui Banking Corp. LOC)
3,400,000	0.170	01/01/21	3,400,000
Los Angeles Community College GO VRDN Putters Series 2008-3287 (JPMorgan Chase Bank)(a)
8,995,000	0.210	08/01/16	8,995,000
Los Angeles Community Redevelopment Agency MF Hsg. VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA)
12,255,000	0.150	12/15/24	12,255,000
Los Angeles County Schools COPS Series 2011 F-1 (GO of Participants)
10,000,000	2.000	02/01/12	10,047,545
Los Angeles County Schools COPS Series 2011 F-3 (GO of Participants)
25,000,000	2.000	02/01/12	25,103,287
Los Angeles Department of Airports Municipal Trust Receipts VRDN RB for Los Angeles International Airport Floaters Series 2010-80W (Barclays Bank PLC)(a)
400,000	0.190	05/15/31	400,000
Los Angeles Department of Airports VRDN RB ROCS RR-II R-11881 Series 2010 (Citibank N.A.)(a)
5,000,000	0.210	05/15/18	5,000,000
Los Angeles Department of Water & Power VRDN RB Putters Series 2009-3422 (JPMorgan Chase Bank)(a)
5,995,000	0.210	07/01/16	5,995,000
Los Angeles Department of Water & Power VRDN RB ROCS RR-II R-11555 Series 2008 (BHAC-CR AMBAC) (Citibank N.A.)
8,085,000	0.210	07/01/15	8,085,000
Los Angeles Department of Water & Power VRDN RB Series 2002 Subseries A-8 (JPMorgan Chase Bank SPA)
12,170,000	0.180	07/01/35	12,170,000
Los Angeles Department of Water & Power Waterworks VRDN RB Series 2001 Subseries B-4 (Wells Fargo Bank N.A. SPA)
9,700,000	0.140	07/01/35	9,700,000
Los Angeles Unified School District GO VRDN Putters Series 2009-3494Z (JPMorgan Chase Bank)(a)
3,420,000	0.210	01/01/29	3,420,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2008 A-1 (Bank of America N.A. SPA)
12,150,000	0.190	07/01/37	12,150,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2008 A-2 (Barclays Bank PLC SPA)
19,080,000	0.170	07/01/37	19,080,000
Newport Beach VRDN RB for Hoag Memorial Hospital ROCS RR-II R-11753 Series 2009 (Citibank N.A.)(a)
8,550,000	0.210	06/01/13	8,550,000
Orange County Sanitation District VRDN COPS Putters Series 2010-3773Z (AGM) (JPMorgan Chase Bank)(a)
3,950,000	0.210	08/01/15	3,950,000
Orange County Water District VRDN COPS Floaters Series 2010-3192X (Morgan Stanley Bank)(a)
5,240,000	0.220	08/15/39	5,240,000
Orange County Water District VRDN COPS ROCS RR-II R-11782-1 Series 2009 (Citibank N.A.)(a)
9,000,000	0.210	02/15/35	9,000,000
Pasadena California Certificates Partner VRDN COPS Series 2008 A (Bank of America N.A. LOC)
3,000,000	0.240	02/01/35	3,000,000
Riverside County Transportation Commission Sales Tax VRDN RB Limited Tax Series 2009 B (JPMorgan Chase Bank SPA)
8,890,000	0.200	06/01/29	8,890,000
San Bernardino County Flood Control District VRDN RB Refunding Series 2008 (Bank of America N.A.)
3,500,000	0.190	08/01/37	3,500,000
San Diego Community College District GO VRDN Austin Trust Certificates Series 2008-3020X (AGM) (Bank of America N.A.)
6,000,000	0.270	08/01/32	6,000,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank)(a)
5,470,000	0.210	02/01/17	5,470,000
San Diego County Water Authority CP
18,600,000	0.250	09/01/11	18,600,000
17,500,000	0.280	09/06/11	17,500,000
San Diego County Water Authority VRDN COPS Putters Series 2008-2873 (AGM) (JPMorgan Chase Bank)
4,465,000	0.210	05/01/13	4,465,000
San Diego Unified School District GO VRDN Floater Series 2011-97C (AGM) (Wells Fargo Bank N.A.)(a)
8,800,000	0.190	07/01/28	8,800,000
San Francisco City & County GO VRDN for Earthquake Safety Floaters Series 2011-48C (Wells Fargo Bank N.A.)(a)
10,115,000	0.190	06/15/35	10,115,000
San Francisco City & County Public Utilities Commission Water VRDN RB Floaters Series 2007-2190 (AGM) (Wells Fargo Bank N.A.)
5,000,000	0.230	11/01/31	5,000,000

38          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
California – (continued)

San Francisco City & County Public Utilities Commission Water VRDN RB Floaters Series 2010-3153X (Morgan Stanley Bank)(a)
$6,250,000	0.220%	11/01/39	$6,250,000
San Francisco County Transportation Authority CP Notes Series 2011 A (Landesbank Baden-Wurttemberg, NY Branch)
16,840,000	0.300	09/13/11	16,840,000
San Francisco County Transportation Authority CP Notes Series 2011 B (Landesbank Baden-Wurttemberg, NY Branch)
11,540,000	0.240	09/01/11	11,540,000
San Jose Financing Authority Lease VRDN RB Putters Series 2010-3762Z (AMBAC) (JPMorgan Chase Bank SPA)(a)
3,600,000	0.210	12/01/11	3,600,000
San Mateo County Community College District GO VRDN Floaters Series 2010-3166X (Morgan Stanley Bank)(a)
9,068,182	0.210	09/01/38	9,068,182
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 D RMKT (Sumitomo Mitsui Banking Corp. SPA)
3,000,000	0.150	04/01/36	3,000,000
University of California VRDN RB Floaters Series 2009-3066X (Morgan Stanley Bank)(a)
10,829,450	0.210	05/15/34	10,829,450
University of California VRDN RB Putters Series 2008-2649Z (JPMorgan Chase Bank)
3,800,000	0.210	05/15/14	3,800,000
University of California VRDN RB ROCS RR-II R-11567 Series 2008 (BHAC-CR FGIC) (Citibank N.A.)
3,440,000	0.210	05/15/31	3,440,000
University of California VRDN RB ROCS RR-II R-11661 Series 2008 (AGM) (Citibank N.A.)
13,900,000	0.210	05/15/32	13,900,000
University of California VRDN RB ROCS RR-II R-11886X Series 2010 (Citibank N.A.)(a)
2,700,000	0.210	05/15/17	2,700,000
Victor Valley Community College GO VRDN Floaters Certificates Series 2009-34C (Wells Fargo Bank N.A.)(a)
11,185,000	0.190	08/01/44	11,185,000
West Basin Municipal Water District VRDN COPS Refunding Series 2008 A-1 (Citibank N.A. SPA)
15,360,000	0.140	08/01/27	15,360,000

			875,607,357

Colorado – 1.5%
Colorado Health Facilities Authority VRDN RB for Adventist Health System-Sunbelt, Inc. Series 2004 B (Royal Bank of Canada LOC)
12,545,000	0.160	11/15/34	12,545,000
Colorado Health Facilities Authority VRDN RB for Catholic Health ROCS RR-II R-11622 Series 2008 (AGM) (Citibank N.A.)(a)
9,300,000	0.210	10/01/34	9,300,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Series 2004 B-2 (Bayerische Landesbank SPA)
2,375,000	0.320	03/01/23	2,375,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Series 2004 B-3 (Landesbank Hessen-Thueringen SPA)
17,140,000	0.320	03/01/23	17,140,000
Colorado Health Facilities Authority VRDN RB for Sisters of Charity of Leavenworth Health System Putters Series 2010-3702 (JPMorgan Chase Bank)(a)
8,695,000	0.210	01/01/18	8,695,000
Colorado Regional Transportation District Sales Tax VRDN RB ROCS-RR-II R-12312 Series 2010 (AGM-CR AMBAC) (Citibank N.A.)(a)
3,700,000	0.210	05/01/15	3,700,000
Colorado Springs Utilities Systems VRDN RB for Subordinated Lien Improvement Series 2005 A (Bank of America N.A. SPA)
14,790,000	0.300	11/01/35	14,790,000
Colorado Springs Utilities VRDN RB Series 2000 A (Bayerische Landesbank) (MBIA)
30,000,000	0.400	11/01/29	30,000,000
Colorado Springs Utilities VRDN RB Series 2008 A (JPMorgan Chase Bank SPA)
9,100,000	0.220	11/01/38	9,100,000
Denver City & County GO VRDN Austin Trust Certificates for Justice System Series 2008-1050 (Bank of America N.A.)
7,500,000	0.270	08/01/25	7,500,000

			115,145,000

Connecticut – 1.0%
Connecticut State GO Series 2001 D
5,000,000	5.125	11/15/16	5,047,594
Connecticut State GO VRDN Floaters Certificates Series 2011-89C (Wells Fargo Bank N.A.)(a)
20,000,000	0.240	03/01/23	20,000,000
Connecticut State Health & Educational Facilities Authority VRDN RB Austin Trust Certificates for Yale University Series 2008-1086 (Bank of America N.A.)
2,000,000	0.270	07/01/37	2,000,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Eagle 7 Series 2005-3031 Class A (Citibank N.A.)
15,000,000	0.210	07/01/35	15,000,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-2861 (JPMorgan Chase Bank)
5,980,000	0.140	07/01/15	5,980,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-3185Z (JPMorgan Chase Bank)(a)
11,995,000	0.210	07/01/15	11,995,000
Connecticut State Lehman Municipal Trust Receipts VRDN RB for Yale University Floaters Series 2008 K34W-Reg D (Citibank N.A.)
10,335,000	0.210	08/21/35	10,335,000
University of Connecticut VRDN RB ROCS RR-II R-11921 Series 2011 (GO of University) (Citibank N.A.)(a)
3,495,000	0.210	02/15/18	3,495,000

			73,852,594

Delaware – 0.3%
Delaware State Health & Educational Facilities Authority VRDN RB for Nemours Foundation Project Series 2005 (Bank of America N.A.)
3,415,000	0.170	01/01/35	3,415,000
Delaware State Health Facilities Authority VRDN RB for Christina Care Health Services, Inc. Series 2008 B
16,475,000	0.170	10/01/38	16,475,000

			19,890,000

The accompanying notes are an integral part of these financial statements.          39

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)

District of Columbia – 2.4%
District of Columbia GO TRANS Series 2010
$125,000,000	2.000%	09/30/11	$125,160,153
District of Columbia GO VRDN Refunding Series 2008 C1 RMKT (TD Bank N.A. LOC)
10,100,000	0.180	06/01/27	10,100,000
District of Columbia Income Tax Secured VRDN RB Floaters Series 2009-3057X (Morgan Stanley Bank)(a)
7,990,000	0.220	12/01/30	7,990,000
District of Columbia Income Tax VRDN RB Putters Series 2009-3369 (JPMorgan Chase Bank)(a)
4,500,000	0.210	06/01/17	4,500,000
District of Columbia VRDN RB Putters Series 2009-3354 (JPMorgan Chase Bank)(a)
7,080,000	0.210	06/01/17	7,080,000
District of Columbia Water & Sewer Systems VRDN RB Putters Series 2009-3317 (JPMorgan Chase Bank)(a)
8,330,000	0.210	04/01/33	8,330,000
Metropolitan Airports Authority CP Series 2011-2A1
10,500,000	0.500	09/01/11	10,500,000
10,500,000	0.500	10/04/11	10,500,000

			184,160,153

Florida – 7.4%
City of Jacksonville CP Series 2011 A
77,860,000	0.260	09/06/11	77,860,000
Collier County Health Facilities Authority CP Series 2011-03C1
41,905,000	0.290	04/05/12	41,905,000
Florida State Board of Education GO VRDN Floaters Series 2011-8C (Wells Fargo Bank N.A.)(a)
8,800,000	0.200	06/01/40	8,800,000
Florida State Board of Education GO VRDN Putters Series 2010-3834Z (JPMorgan Chase Bank)(a)
9,000,000	0.210	12/01/15	9,000,000
Florida State Board of Education GO VRDN ROCS RR-II R-11884X Series 2010 (Citibank N.A.)(a)
4,800,000	0.210	06/01/18	4,800,000
Florida State Turnpike Authority VRDN RB Putters Series 2008-2514 (JPMorgan Chase Bank)
18,070,000	0.210	07/01/15	18,070,000
Florida State Turnpike Authority VRDN RB Putters Series 2008-2539 (JPMorgan Chase Bank)
21,330,000	0.210	07/01/15	21,330,000
Florida State Turnpike Authority VRDN RB Putters Series 2008-2996 (JPMorgan Chase Bank)
4,100,000	0.210	01/01/13	4,100,000
Highlands County Health Facilities Authority VRDN RB for Adventist Health System ROCS-RR-II R-11830 Series 2010 (Citibank N.A.)(a)
5,875,000	0.230	05/15/31	5,875,000
Highlands County Health Facilities Authority VRDN RB for Hospital Adventist Health System Series 2005 I
17,500,000	0.170	11/15/27	17,500,000
Highlands County Health Facilities Authority VRDN RB P-Floats-PT-4703 Series 2011 (Bank of America N.A.)(a)
2,150,000	0.270	11/15/36	2,150,000
Jacksonville Economic Development Community Health Care Facilities VRDN RB Austin Trust Certificates for Mayo Clinic Series 2008-3015X (Bank of America N.A.)
5,500,000	0.270	11/15/36	5,500,000
Jacksonville Electric Authority CP Series 2011-00B
26,900,000	0.240	09/06/11	26,900,000
Jacksonville Electric Authority CP Series 2011-00F
7,000,000	0.240	09/06/11	7,000,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Series 2008 3-A (Royal Bank of Canada SPA)
11,885,000	0.160	10/01/36	11,885,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Series 2008 A-2 (Sumitomo Mitsui Banking Corp. LOC)
49,300,000	0.160	10/01/42	49,300,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Series 2008 B (JPMorgan Chase Bank SPA)
700,000	0.180	10/01/41	700,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Series 2008 Subseries A-1 (U.S. Bank N.A. SPA)
59,000,000	0.140	10/01/38	59,000,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Series 2008 Subseries B-1 (State Street Bank & Trust Co. SPA)
17,950,000	0.150	10/01/36	17,950,000
Jacksonville Transportation VRDN RB Series 2008 B (Wells Fargo Bank N.A. LOC)
18,900,000	0.190	10/01/27	18,900,000
Orange County School District VRDN COPS Putters Series 2010-3785Z (NATL-RE) (FGIC) (JPMorgan Chase & Co.)(a)
5,000,000	0.230	02/01/15	5,000,000
Palm Beach County Solid Waste Authority VRDN RB Series 2010
75,000,000	1.000	10/01/31	75,157,500
Pinellas County Health Facilities Authority VRDN RB for Baycare Health System, Inc. Series 2009 A3 (Wells Fargo Bank N.A. LOC)
8,875,000	0.190	11/01/38	8,875,000
South Miami Health Facilities Authority VRDN RB for Baptist Health Putters Series 2007-2318 (JPMorgan Chase Bank)
50,595,000	0.210	08/15/35	50,595,000
South Miami Health Facilities Authority VRDN RB for Baptist Health Putters Series 2008-2473 (JPMorgan Chase Bank)
3,115,000	0.210	08/15/15	3,115,000
Volusia County Health Facilities Authority VRDN RB for Adventist Health System Series 1994 A (TD Bank N.A. LOC)
10,370,000	0.170	11/15/23	10,370,000

			561,637,500

Georgia – 1.8%
Georgia State GO Bonds Series 2010 B
25,780,000	5.000	10/01/11	25,879,036
Georgia State GO Bonds Series 2010 C-1
16,590,000	3.000	10/01/11	16,626,557
Gwinnett County School District GO VRDN Austin Trust Certificates Series 2008-1112 (Bank of America N.A.)
3,375,000	0.270	02/01/36	3,375,000
Gwinnett County School District GO VRDN Putters Series 2008-2868 (JPMorgan Chase Bank)
8,870,000	0.210	02/01/16	8,870,000

40          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Georgia – (continued)

Metropolitan Atlanta Rapid Transit Authority VRDN RB Austin Trust Certificates Refunding for Third Indenture Series 2008-3046X (AGM) (Bank of America N.A.)
$6,665,000	0.270%	07/01/37	$6,665,000
Municipal Electric Authority of Georgia VRDN RB Series 1985 B RMKT (GO of Participants) (Barclays Bank PLC LOC)
12,000,000	0.150	06/01/20	12,000,000
Municipal Electric Authority of Georgia VRDN RB Series 1985 C RMKT (GO of Participants) (Bayerische Landesbank LOC)
46,550,000	0.320	03/01/20	46,550,000
Private Colleges & Universities Authority VRDN RB for Emory University Floater Certificates Series 2011-32C (Wells Fargo Bank N.A.)(a)
5,800,000	0.200	09/01/39	5,800,000
Private Colleges & Universities Authority VRDN RB for Emory University Floaters Series 2011-95C (Wells Fargo Bank N.A.)(a)
4,865,000	0.200	09/01/41	4,865,000
Private Colleges & Universities Authority VRDN RB for Emory University Putters Series 2008-2989 (JPMorgan Chase Bank)
2,955,000	0.210	03/01/16	2,955,000
Private Colleges & Universities Authority VRDN RB for Emory University Putters Series 2009-3423 (JPMorgan Chase Bank)(a)
4,795,000	0.210	03/01/17	4,795,000

			138,380,593

Hawaii – 0.0%
Hawaii State GO VRDN ROCS RR-II R-11911 Series 2011 (Citigroup N.A.)(a)
3,895,000	0.210	11/01/16	3,895,000

Illinois – 1.4%
Chicago Board of Education GO VRDN for Dedicated Revenues Series 2009 A-2 (Northern Trust Co. LOC)
5,900,000	0.210	03/01/26	5,900,000
Chicago Board of Education GO VRDN Putters Series 2008-2997 (AGM) (JPMorgan Chase Bank)
3,115,000	0.230	06/01/16	3,115,000
Cook County, Illinois GO VRDN Series 2002 B (Landesbank Hessen-Thueringen SPA)
32,200,000	0.380	11/01/31	32,200,000
Illinois Finance Authority VRDN RB Floater Certificates Series 2011-61C (Wells Fargo Bank N.A.)(a)
4,785,000	0.200	08/15/41	4,785,000
Illinois Finance Authority VRDN RB for Methodist Medical Center Series 2011 B (PNC Bank N.A. LOC)
10,220,000	0.180	11/15/41	10,220,000
Illinois Finance Authority VRDN RB for Northwestern Memorial Hospital Series 2011-16B (Barclays Bank PLC)(a)
3,950,000	0.220	08/15/39	3,950,000
Illinois Finance Authority VRDN RB for Northwestern University Putters Series 2009-3302 (JPMorgan Chase Bank)(a)
8,485,000	0.140	06/01/14	8,485,000
Illinois Finance Authority VRDN RB for Southern Healthcare Series 2008 (Bank of Nova Scotia LOC)
4,515,000	0.160	03/01/38	4,515,000
Illinois State Toll Highway Authority VRDN RB Putters Series 2009-3336 (JPMorgan Chase Bank)(a)
5,330,000	0.210	01/01/16	5,330,000
Joliet Regional Port District Marine Term Revenue VRDN RB Refunding for Exxon Mobil Project Series 1989
4,535,000	0.050	10/01/24	4,535,000
University of Illinois Board of Trustees VRDN COPS ROCS RR-II R-11480 Series 2008 (AGM) (Citibank N.A.)
7,495,000	0.240	10/01/15	7,495,000
University of Illinois VRDN COPS for Utility Infrastructure Series 2004 (Bank of America N.A. SPA)
3,400,000	0.230	08/15/21	3,400,000
University of Illinois VRDN RB for Auxiliary Facilities System Putters Series 2009-3348 (JPMorgan Chase Bank)(a)
8,995,000	0.210	10/01/16	8,995,000

			102,925,000

Indiana – 2.7%
Indiana Finance Authority VRDN RB for Ascension Series 2008 E8
24,125,000	0.140	11/15/33	24,125,000
Indiana Finance Authority VRDN RB Lease Appropriation Series 2005 A1 (JPMorgan Chase Bank SPA)
6,500,000	0.130	02/01/35	6,500,000
Indiana Health & Educational Facilities Financing Authority VRDN RB for Ascension Health ROCS-RR-II R-11160 Series 2007 (Citibank N.A.)
13,785,000	0.210	11/15/14	13,785,000
Indiana Health Facilities Financing Authority VRDN RB for Ascension Health Services Series 2003 E-6 RMKT
13,000,000	0.160	11/15/39	13,000,000
Indiana State Finance Authority Health System VRDN RB for Sisters of St. Francis Health Floaters Series 2009-4659 (Bank of America N.A.)(a)
5,000,000	0.270	11/01/33	5,000,000
Indiana State Finance Authority Hospital VRDN RB Floaters Series 2011 E23 (Royal Bank of Canada)(a)
11,000,000	0.210	03/01/36	11,000,000
Indiana State Finance Authority Hospital VRDN RB for Indiana University Health Series 2011 G (Bank of New York Mellon LOC)
10,000,000	0.140	03/01/21	10,000,000
Indiana State Finance Authority Hospital VRDN RB for Parkview Health System Series 2009 55C (Wells Fargo Bank N.A.)(a)
4,855,000	0.200	05/01/31	4,855,000
Indiana State Finance Authority VRDN RB Floaters Series 2007-1885 (Wells Fargo Bank N.A.)
12,980,000	0.200	02/01/27	12,980,000
Indiana State Finance Authority VRDN RB for Lease Appropriation Series 2008 A-2 RMKT
8,100,000	0.180	02/01/39	8,100,000
Indiana State Finance Authority VRDN RB for Trinity Health Putters Series 2009-3611 (JPMorgan Chase Bank)(a)
40,980,000	0.210	12/01/32	40,980,000
Indiana State Finance Authority VRDN RB Lease Appropriation Series 2005 A-2 RMKT (Barclays Bank PLC SPA)
8,600,000	0.200	02/01/35	8,600,000
Indiana State Health Facility Financing Authority VRDN RB for Ascension Series 2005 A-2 RMKT
24,615,000	0.160	11/01/27	24,615,000

The accompanying notes are an integral part of these financial statements.          41

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Indiana – (continued)

University of Indiana VRDN RB Floaters Certificates Series 2009-45C (Wells Fargo Bank N.A.)(a)
$22,600,000	0.200%	06/01/38	$22,600,000

			206,140,000

Kansas – 0.4%
City of Topeka GO Temporary Notes Series 2010 B
24,615,000	2.000	10/01/11	24,645,806
Kansas State DOT Highway VRDN RB Putters Series 2008-2969 (JPMorgan Chase Bank)
3,840,000	0.210	09/01/12	3,840,000

			28,485,806

Louisiana – 1.5%
St. James Parish VRDN RB for Nucor Steel LLC Project Series 2010 A-1
67,500,000	0.150	11/01/40	67,500,000
St. James Parish VRDN RB for Nucor Steel LLC Project Series 2010 B-1
38,000,000	0.170	11/01/40	38,000,000
St. James Parish VRDN RB Refunding for Texaco Project Series 1988 A RMKT (GTY AGMT-Chevron Corp.)
9,000,000	0.070	07/01/12	9,000,000

			114,500,000

Maine – 0.1%
Maine Health & Higher Educational Facilities Authority VRDN RB for Bowdoin College Putters Series 2009-3461 (JPMorgan Chase Bank)(a)
6,955,000	0.210	01/01/17	6,955,000

Maryland – 1.0%
County of Montgomery CP Series 2011-10B
2,200,000	0.250	10/06/11	2,200,000
Maryland Industrial Development Financing Authority Port Facilities VRDN RB Refunding for Occidental Petroleum Corp. Series 2010
68,200,000	0.160	03/01/30	68,200,000
Maryland State GO VRDN Austin Trust Certificates for State & Local Facilities Loan Series 2008-1194 (Bank of America N.A.)
5,375,000	0.270	07/15/22	5,375,000

			75,775,000

Massachusetts – 4.4%
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Austin Trust Certificates Series 2008-1111 (Bank of America N.A.)
5,000,000	0.270	07/01/28	5,000,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Putters Series 2006-1387 (JPMorgan Chase Bank)
13,315,000	0.210	01/01/27	13,315,000
Massachusetts GO VRDN Series 2010 A
43,135,000	0.450	02/01/12	43,156,713
Massachusetts Health & Educational Facilities Authority VRDN RB for Amherst College Series 2005 J-2
4,000,000	0.060	11/01/35	4,000,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum Fine Series 2007 A-2-RMKT (Bank of America N.A. SPA)
10,605,000	0.180	12/01/37	10,605,000
Massachusetts State Department of Transportation Metropolitan Highway VRDN RB for Contract Assistance Series 2010 A6 (GO of Commonwealth) (Bank of America N.A. LOC)(b)
3,000,000	0.180	01/01/39	3,000,000
Massachusetts State Development Finance Agency VRDN RB for Harvard University Floaters Series 2010-4691 (Bank of America N.A.)(a)
6,250,000	0.270	01/17/19	6,250,000
Massachusetts State Development Finance Agency VRDN RB for Harvard University Floaters Series 2010-56C (Wells Fargo Bank N.A.)(a)
9,455,000	0.200	10/15/40	9,455,000
Massachusetts State Development Finance Agency VRDN RB for Harvard University Putters Series 2010-3840 (JPMorgan Chase Bank LOC)(a)
4,000,000	0.210	02/01/34	4,000,000
Massachusetts State Development Finance Agency VRDN RB for Harvard University Putters Series 2011-3873 (JPMorgan Chase Bank)(a)
3,000,000	0.210	10/15/18	3,000,000
Massachusetts State Development Finance Agency VRDN RB for Holy Cross Floaters Series 2006-1336 (AMBAC) (Morgan Stanley Bank)(a)
5,050,000	0.220	09/01/32	5,050,000
Massachusetts State Development Finance Agency VRDN RB for Partners Healthcare System Putters Series 2011-3867 (JPMorgan Chase Bank)(a)
20,200,000	0.140	02/01/13	20,200,000
Massachusetts State Development Finance Agency VRDN RB Refunding for Smith College Series 2002
10,000,000	0.160	07/01/29	10,000,000
Massachusetts State GO VRDN Austin Trust Certificates Series 2008-1203 (Bank of America N.A.)(a)
9,500,000	0.270	08/01/38	9,500,000
Massachusetts State GO VRDN Putters Series 2011-3896 (JPMorgan Chase Bank)(a)
3,745,000	0.210	04/01/19	3,745,000
Massachusetts State Health & Educational Facilities Authority VRDN RB Austin Trust Certificates for Harvard University 2008-3320 (Bank of America N.A. SPA)
1,000,000	0.270	10/01/38	1,000,000
Massachusetts State Health & Educational Facilities Authority VRDN RB Austin Trust Certificates for Partners Healthcare System Series 2008-1056 (Bank of America N.A.)
3,310,000	0.270	07/01/32	3,310,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Amherst College Series 1996 F (GO of Institution)
3,400,000	0.170	11/01/26	3,400,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Amherst College Series 2003 H
20,325,000	0.200	11/01/33	20,325,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Harvard University Putters Series 2008-3104 (JPMorgan Chase Bank)
3,040,000	0.210	10/01/15	3,040,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Harvard University ROCS-RR-II R-11514 Series 2008 (Citibank N.A.)
5,390,000	0.210	10/01/15	5,390,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Harvard University ROCS-RR-II R-11913 Series 2011 (GO of Institution) (Citibank N.A.)(a)
2,995,000	0.210	12/15/17	2,995,000

42          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Massachusetts – (continued)

Massachusetts State Health & Educational Facilities Authority VRDN RB for Massachusetts Institute of Technology ROCS-RR-II-11824 Series 2010 (GO of University) (Citibank N.A.)(a)
$2,665,000	0.210%	01/01/16	$2,665,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-1 RMKT (Bank of America N.A. SPA)
69,100,000	0.140	12/01/37	69,100,000
Massachusetts State Housing Finance Agency VRDN RB Series 2003 F RMKT
1,000,000	0.400	12/01/37	1,000,000
Massachusetts State School Building Authority Dedicated Sales Tax VRDN RB Floaters Series 2009-3091 (AGM-CR AMBAC) (Morgan Stanley Municipal Funding)(a)
6,665,000	0.220	08/15/37	6,665,000
Massachusetts State Water Resources Authority VRDN RB Refunding General Series 2008 C-2 RMKT (Go of Authority) (Barclays Bank PLC SPA)
10,800,000	0.150	11/01/26	10,800,000
Massachusetts State Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 A-2 RMKT (GO of Authority) (TD Bank N.A. SPA)
12,500,000	0.140	08/01/37	12,500,000
Massachusetts Water Resources Authority CP
41,400,000	0.250	09/19/11	41,400,000
Massachusetts Water Resources Authority VRDN RB ROCS RR-II R-11968 Series 2011 (NATL-RE GO of Authority) (Citibank N.A.)(a)
1,400,000	0.210	02/01/16	1,400,000

			335,266,713

Michigan – 1.7%
Michigan State Hospital Finance Authority VRDN RB for McLaren Health Care Putters Series 2010-3818 (JPMorgan Chase Bank)(a)
6,660,000	0.290	08/01/30	6,660,000
Michigan State Hospital Finance Authority VRDN RB for Trinity Health Putters Series 2008-2976 (JPMorgan Chase Bank)
4,800,000	0.210	12/01/14	4,800,000
Michigan State University VRDN RB Series 2005 (Landesbank Hessen-Thueringen SPA)
48,975,000	0.320	02/15/34	48,975,000
University of Michigan CP Series 2011-I
9,550,000	0.150	09/01/11	9,550,000
20,475,000	0.180	09/02/11	20,475,000
University of Michigan RB Refunding for Hospital Series 2002
4,230,000	5.250	12/01/11	4,277,175
University of Michigan VRDN RB for Hospital Series 2005 B
9,310,000	0.150	12/01/25	9,310,000
University of Michigan VRDN RB for Medical Service Plan Series 1995 A
18,600,000	0.130	12/01/27	18,600,000
University of Michigan VRDN RB Refunding for Medical Services Plan Series 1998 A-1
8,500,000	0.060	12/01/21	8,500,000

			131,147,175

Minnesota – 0.7%
Minneapolis Health Care System VRDN RB for Fairview Health Floaters Series 2010 E-19 (Royal Bank of Canada LOC)(a)
5,000,000	0.280	11/15/47	5,000,000
Minneapolis VRDN RB for University Gateway Project Series 2009 (Wells Fargo Bank N.A. SPA)
10,500,000	0.180	12/01/40	10,500,000
Minnesota Higher Education Facilities Authority VRDN RB for Carleton College Five Series 2000 G (Wells Fargo Bank N.A. SPA)
9,550,000	0.180	11/01/29	9,550,000
Minnesota Higher Education Facilities Authority VRDN RB for Carleton College Series 1992-3L2 (JPMorgan Chase Bank SPA)
9,250,000	0.180	11/01/12	9,250,000
Minnesota State GO VRDN Putters Series 2010-3844 (JPMorgan Chase Bank)(a)
3,400,000	0.210	08/01/18	3,400,000
Rochester GO VRDN Wastewater Series 2007 B (Wells Fargo Bank N.A. SPA)
10,900,000	0.180	12/01/26	10,900,000
St. Cloud Health Care VRDN RB Refunding for Cenracare Health Series 2009 A (U.S. Bank N.A. LOC)
4,800,000	0.170	05/01/42	4,800,000

			53,400,000

Mississippi – 1.8%
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron USA Inc. Project Series 2010 F
3,200,000	0.100	12/01/30	3,200,000
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron USA Inc. Series 2010 I (GTY AGMT-Chevron Corp.)
15,000,000	0.070	11/01/35	15,000,000
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron USA Inc. Series 2010 L (GTY AGMT-Chevron Corp.)
46,300,000	0.060	11/01/35	46,300,000
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 A (GTY AGMT-Chevron Corp.)
33,900,000	0.060	12/01/30	33,900,000
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 D (GTY AGMT-Chevron Corp.)
6,700,000	0.080	12/01/30	6,700,000
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 A (GTY AGMT-Chevron Corp.)
30,000,000	0.060	12/01/30	30,000,000
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 E (GTY AGMT-Chevron Corp.)
1,800,000	0.100	12/01/30	1,800,000

			136,900,000

Missouri – 1.6%
Missouri Health & Educational Facilities Authority VRDN RB for BJC Health System Series 2005 B (U.S. Bank N.A. SPA)
12,400,000	0.130	05/15/34	12,400,000
Missouri State Health & Educational Facilities Authority VRDN RB for Ascension Health Series 2003 C-1 RMKT
10,000,000	0.160	11/15/39	10,000,000
Missouri State Health & Educational Facilities Authority VRDN RB for Ascension Health Series 2003 C-2 RMKT
5,000,000	0.140	11/15/39	5,000,000
Missouri State Health & Educational Facilities Authority VRDN RB for BJC Health System Series 2008 A (U.S. Bank N.A. SPA)
19,800,000	0.180	05/15/38	19,800,000

The accompanying notes are an integral part of these financial statements.          43

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Missouri – (continued)

Missouri State Health & Educational Facilities Authority VRDN RB for Saint Lukes Health System Series 2008 B (Bank of America N.A. LOC)
$5,650,000	0.200%	11/15/40	$5,650,000
Missouri State Health & Educational Facilities Authority VRDN RB for Saint Lukes Health System Series 2008 C (Bank of America N.A. LOC)
7,700,000	0.200	11/15/40	7,700,000
Missouri State Health & Educational Facilities Authority VRDN RB for Sisters of Mercy Health System Series 2008 B (Bank of America N.A. SPA)
14,400,000	0.180	06/01/16	14,400,000
Missouri State Health & Educational Facilities Authority VRDN RB for SSM Health Care System Series 2005 C-2 RMKT (Bank of America N.A. LOC)
1,925,000	0.170	06/01/33	1,925,000
Missouri State Health & Educational Facilities Authority VRDN RB for SSM Health Care System Series 2005 C-5 RMKT (U.S. Bank N.A. SPA)
12,550,000	0.140	06/01/33	12,550,000
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Putters Series 2009-3546 (JPMorgan Chase Bank)(a)
11,395,000	0.210	03/15/16	11,395,000
Missouri State Health & Educational Facilities Authority VRDN RB Putters Series 2008-2587 (JPMorgan Chase Bank)
7,955,000	0.210	11/15/11	7,955,000
Missouri State Health & Educational Facilities Authority VRDN RB Putters Series 2011-3929 (JPMorgan Chase Bank)(a)
2,785,000	0.210	05/15/19	2,785,000
Missouri State Health & Educational Facilities Authority VRDN RB Refunding for Sisters Mercy Health Series 2008 C (Bank of America N.A. SPA)
7,205,000	0.200	06/01/19	7,205,000

			118,765,000

Nevada – 0.8%
Clark County GO VRDN Austin Trust Certificates Series 2008-1171 (Bank of America N.A.)
9,770,000	0.270	06/01/38	9,770,000
Clark County GO VRDN Floaters Series 2011-3263 (NATL-RE FGIC) (Morgan Stanley Municipal Funding)(a)
7,615,000	0.220	11/01/35	7,615,000
Clark County GO VRDN ROCS RR-II R-11507 Series 2008 (Citibank N.A.)
6,100,000	0.210	06/01/16	6,100,000
Clark County GO VRDN ROCS RR-II R-11836 Series 2010 (Citibank N.A.)(a)
3,000,000	0.210	06/01/16	3,000,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3366Z (JPMorgan Chase Bank)(a)
6,080,000	0.210	07/01/16	6,080,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3488Z (JPMorgan Chase Bank)(a)
6,305,000	0.210	01/01/17	6,305,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3489Z (JPMorgan Chase Bank)(a)
7,000,000	0.210	01/01/17	7,000,000
Las Vegas Valley Water District GO VRDN Putters Series 2010-3725 (JPMorgan Chase Bank)(a)
4,690,000	0.210	02/01/16	4,690,000
Nevada State GO VRDN Putters Series 2009-3421 (JPMorgan Chase Bank)(a)
8,450,000	0.210	06/01/16	8,450,000

			59,010,000

New Hampshire – 0.3%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Floaters Series 2009-3051 (Morgan Stanley Bank)(a)
8,000,000	0.210	06/01/39	8,000,000
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Floaters Series 2009-3069X (Morgan Stanley Bank)(a)
7,000,000	0.210	06/01/39	7,000,000
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2003 (U.S. Bank N.A. SPA)
6,045,000	0.150	06/01/23	6,045,000

			21,045,000

New Jersey – 0.0%
New Jersey State Educational Facilities VRDN RB Putters Series 2011-3922 (JPMorgan Chase Bank)(a)
2,165,000	0.210	07/01/19	2,165,000

New Mexico – 0.5%
University of New Mexico VRDN RB Refunding Subordinated Lien Systems Series 2002 C (JPMorgan Chase Bank SPA)
36,190,000	0.170	06/01/30	36,190,000

New York – 15.5%
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 1A RMKT (Bayerische Landesbank and Landesbank Baden-Wurttemberg LOC)
45,100,000	0.320	05/01/33	45,100,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 2A (Westdeutsche Landesbank LOC)
48,100,000	0.290	05/01/33	48,100,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 3B RMKT (Westdeutsche Landesbank LOC)
2,400,000	0.150	05/01/33	2,400,000
Long Island Power Authority Electric System VRDN RB Series 1998-2 Subseries 2B (Bayerische Landesbank LOC)
8,950,000	0.180	05/01/33	8,950,000
Metropolitan Transportation Authority VRDN RB Dedicated Tax Fund Eagle Series 2006-0133 Class A (BHAC AGM-CR MBIA) (Citibank N.A.)
11,100,000	0.210	11/15/36	11,100,000
Monroe County IDA VRDN RB Floater Series 2011-98C (Wells Fargo Bank N.A.)(a)(b)
2,760,000	0.000	07/01/41	2,760,000
New York City GO Prerefunded Series 2001 B
6,500,000	5.500	12/01/31	6,582,505
New York City GO VRDN Floaters Series 2009-3000 (Morgan Stanley Bank)(a)
15,000,000	0.210	03/01/21	15,000,000
New York City GO VRDN Putters Series 2008-2948 (JPMorgan Chase Bank)(a)
12,565,000	0.210	04/15/12	12,565,000
New York City GO VRDN Putters Series 2008-2950 (JPMorgan Chase Bank)(a)
6,115,000	0.210	06/01/14	6,115,000
New York City GO VRDN Putters Series 2008-2951 (JPMorgan Chase Bank)
4,465,000	0.210	10/01/13	4,465,000
New York City GO VRDN Putters Series 2008-3181 (JPMorgan Chase Bank)(a)
6,660,000	0.210	08/15/20	6,660,000
New York City GO VRDN Putters Series 2008-3282 (JPMorgan Chase Bank)(a)
3,350,000	0.210	11/15/26	3,350,000
New York City GO VRDN Putters Series 2009-3457 (JPMorgan Chase Bank)(a)
8,495,000	0.210	05/15/17	8,495,000

44          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
New York – (continued)

New York City GO VRDN ROCS RR-II R-11464 Series 2008 (Citibank N.A.)
$3,920,000	0.210%	01/15/12	$3,920,000
New York City GO VRDN ROCS RR-II R-11515 Series 2008 (Citibank N.A.)
5,940,000	0.210	03/15/12	5,940,000
New York City GO VRDN ROCS RR-II R-11747 Series 2009 (Citibank N.A.)(a)
23,225,000	0.210	05/15/17	23,225,000
New York City GO VRDN Series 1993 Subseries A-4 (Bayerische Landesbank LOC)
28,700,000	0.190	08/01/22	28,700,000
New York City GO VRDN Series 1993 Subseries E-3 (Westdeutsche Landesbank AG LOC)
11,450,000	0.250	08/01/23	11,450,000
New York City GO VRDN Series 1996 Subseries J-2 RMKT (Westdeutsche Landesbank LOC)
46,400,000	0.320	02/15/16	46,400,000
New York City GO VRDN Series 2003 Subseries G-3 (Westdeutsche Landesbank LOC)
7,365,000	0.330	08/01/14	7,365,000
New York City GO VRDN Series 2005 Subseries F-4A RMKT (Sumitomo Mitsui Banking Corp. LOC)
8,800,000	0.190	09/01/35	8,800,000
New York City GO VRDN Series 2006 I Subseries I-3 (Bank of America N.A. LOC)
3,775,000	0.160	04/01/36	3,775,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 2 Gold Street Series 2006 A (FNMA)
83,400,000	0.170	04/15/36	83,400,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 201 Pearl Street Development Series 2006 A (FNMA)
16,100,000	0.170	10/15/41	16,100,000
New York City Housing Development Corp. MF Hsg VRDN RB for 90 Washington Street Series 2005 A (FNMA)
30,000,000	0.160	02/15/35	30,000,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 90 West Street Series 2006 A (FNMA)
26,400,000	0.170	03/15/36	26,400,000
New York City Municipal Finance Authority Water & Sewer System VRDN RB Series 2007 BB-2 (Bank of America N.A. SPA)(b)
19,810,000	0.200	06/15/35	19,810,000
New York City Municipal Water Finance Authority CP Series 2011-6
18,500,000	0.300	09/15/11	18,500,000
New York City Municipal Water Finance Authority VRDN RB Putters Series 2009-3384 (JPMorgan Chase Bank)(a)
3,750,000	0.210	12/15/16	3,750,000
New York City Municipal Water Finance Authority Water & Sewer Municipal Trust Receipts VRDN RB Floaters Trust Series 2010 29W (Barclays Bank PLC)(a)
10,000,000	0.190	06/15/39	10,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Austin Trust Certificates Series 2008-3306 (Bank of America N.A.)
5,000,000	0.270	06/15/31	5,000,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Eagle Series 2006-0074 Class A (Citibank N.A.)
7,045,000	0.210	06/15/36	7,045,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Putters Series 2008-3000 (JPMorgan Chase Bank)
5,440,000	0.210	12/15/13	5,440,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Putters Series 2008-3038Z (JPMorgan Chase Bank)
7,845,000	0.210	06/15/16	7,845,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB ROCS-RR-II R-11966 Series 2011 (Citibank N.A.)(a)
2,900,000	0.210	06/15/19	2,900,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Second General Resolution Floaters Series 2011-13C (Wells Fargo Bank N.A.)(a)
4,845,000	0.200	06/15/43	4,845,000
New York City Municipal Water Finance Authority Water & Sewer VRDN RB Austin Trust Certificates Series 2007-1038 (Bank of America N.A.)
12,432,000	0.270	06/15/38	12,432,000
New York City Municipal Water Finance Authority Water & Sewer VRDN RB Putters Series 2009-3477 (JPMorgan Chase Bank)(a)
3,795,000	0.210	06/15/17	3,795,000
New York City Municipal Water Finance Authority Water & Sewer VRDN RB ROCS-RR II-11894X Series 2010 (Citibank N.A.)(a)
4,465,000	0.210	06/15/29	4,465,000
New York City Municipal Water Finance Authority Water & Sewer VRDN RB ROCS-RR-II R-10381 Series 2009 (Citibank N.A. SPA)(a)
11,000,000	0.210	12/15/12	11,000,000
New York City Municipal Water Finance Authority Water & Sewer VRDN RB Series 2008 Subseries B-3 (Bank of America N.A. SPA)
4,500,000	0.120	06/15/25	4,500,000
New York City Municipal Water Financial Authority Water & Sewer VRDN RB Austin Trust Certificates Series 2008-1192 (Bank of America N.A.)(a)
1,938,000	0.270	06/15/30	1,938,000
New York City Municipal Water Financial Authority Water & Sewer VRDN RB P-Floats-PT-4705 Series 2011 (Bank of America N.A.)(a)
1,000,000	0.270	06/15/31	1,000,000
New York City Transitional Finance Authority VRDN RB Eagle Series 2007-0019 Class A (Citibank N.A.)
8,865,000	0.210	11/01/30	8,865,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Floaters Certificates Series 2011-21C (Wells Fargo Bank N.A.)(a)
2,800,000	0.200	02/01/35	2,800,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 A-2 (Bank of Nova Scotia SPA)
2,845,000	0.150	11/15/27	2,845,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2001 B (Landesbank Baden-Wurttemberg SPA)
95,000,000	0.190	02/01/31	95,000,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2011-3857 (JP Morgan Chase Bank)(a)
2,500,000	0.210	11/01/18	2,500,000
New York City Transitional Finance Authority VRDN RB for NYC Recovery Series 2002-3 Subseries 3E (Landesbank Baden-Wurttemberg SPA)
84,930,000	0.190	11/01/22	84,930,000
New York City Transitional Finance Authority VRDN RB Putters Series 2008-3283 (JPMorgan Chase Bank)(a)
3,495,000	0.210	05/01/15	3,495,000

The accompanying notes are an integral part of these financial statements.          45

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
New York – (continued)

New York City Transitional Finance Authority VRDN RB ROCS RR-II R-11971 Series 2011 (Citibank N.A. SPA)(a)
$2,400,000	0.210%	02/01/19	$2,400,000
New York City Transitional Finance Authority VRDN RB ROCS-RR-I R-11932 Series 2011 (State Aid Withholding) (Citibank N.A.)(a)
4,000,000	0.210	01/15/29	4,000,000
New York City Transitional Financial Authority VRDN RB Austin Trust Certificates Series 2008-1190 (Bank of America N.A.)
3,170,000	0.270	11/01/27	3,170,000
New York City Trust Cultural Resources VRDN RB Austin Trust Certificates for Museum of Modern Art Series 2008-3316 (Bank of America N.A.)(a)
7,815,000	0.270	04/01/28	7,815,000
New York City Trust Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A1 RMKT
3,700,000	0.170	10/01/36	3,700,000
New York City Trust Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT
5,940,000	0.170	10/01/36	5,940,000
New York City Trust Cultural Resources VRDN RB Refunding for American Museum of Natural History Putters Series 2009-3502 (NATL-RE) (JPMorgan Chase Bank)(a)
3,200,000	0.220	01/01/37	3,200,000
New York City Trust For Cultural Resources VRDN RB Refunding for American Museum Natural History Series 2008 A2 (Bank of America N.A. SPA)
1,900,000	0.120	04/01/27	1,900,000
New York City, New York Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 A1 (Westdeutsche Landesbank AG SPA)
9,000,000	0.270	11/15/28	9,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Austin Trust Certificates for New York University Series 2008-1195 (Bank of America N.A.)
19,300,000	0.270	07/01/48	19,300,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Cornell University Floaters Series 2011-3C (Wells Fargo Bank N.A.)(a)
9,740,000	0.200	07/01/40	9,740,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Cornell University Putters Series 2009-3383 (GO of University) (JPMorgan Chase Bank)(a)
3,090,000	0.210	01/01/17	3,090,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Memorial Sloan-Kettering Hospital Putters Series 2008-3209 (JPMorgan Chase Bank)(a)
2,600,000	0.210	01/01/30	2,600,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for New York University Putters Series 2008-3233Z (JPMorgan Chase Bank)(a)
7,670,000	0.210	07/01/32	7,670,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller Series 2005 A Convertible (JPMorgan Chase Bank SPA)
3,685,000	0.180	07/01/35	3,685,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Vassar College Putters Series 2008-3204 (JPMorgan Chase Bank)(a)
5,825,000	0.210	07/01/37	5,825,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Vassar College Secondary Issues Floaters Series 2007-1861 (Wells Fargo Bank N.A.)
3,815,000	0.200	07/01/39	3,815,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Secondary Issues for Columbia University ROCS-RR-II R-11722 Series 2009 (GO of University) (Citibank N.A.)(a)
4,635,000	0.210	07/01/16	4,635,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Secondary Issues for Columbia University Trust Receipts Series 2006-K1 Reg. D (Citibank N.A.)
6,935,000	0.210	05/29/14	6,935,000
New York State Dormitory Authority Personal Income Tax Secondary Issues VRDN RB Eagle Series 2006-0047 Class A (Citibank N.A.)
23,400,000	0.210	03/15/35	23,400,000
New York State Dormitory Authority Personal Income Tax Secondary Issues VRDN RB Eagle Series 2006-0164 Class A (Citibank N.A.)
10,060,000	0.210	03/15/36	10,060,000
New York State Dormitory Authority Personal Income Tax VRDN RB Putters Series 2008-3160 (JPMorgan Chase Bank)(a)
6,660,000	0.210	03/15/15	6,660,000
New York State Dormitory Authority Personal Income Tax VRDN RB Putters Series 2008-3280 (JPMorgan Chase Bank)(a)
5,000,000	0.210	09/15/16	5,000,000
New York State Dormitory Authority Secondary Issues VRDN RB Eagle Series 2006-0138 (Citibank N.A.)
18,000,000	0.210	12/15/35	18,000,000
New York State Dormitory Authority Secondary Issues VRDN RB Eagle Series 2007-0096 Class A (Citibank N.A.)(a)
20,485,000	0.210	03/15/37	20,485,000
New York State Dormitory Authority Secondary Issues VRDN RB ROCS-RR-II R-11535 Series 2008 (GO of University) (Citibank N.A.)
2,770,000	0.210	07/01/16	2,770,000
New York State Dormitory Authority Secondary Issues VRDN RB ROCS-RR-II R-12121 Series 2007 (Citibank N.A.)
8,920,000	0.210	04/01/15	8,920,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Hospital Putters Series 2008-3171 (JPMorgan Chase Bank)(a)
7,110,000	0.210	07/01/16	7,110,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Hospital Putters Series 2008-3201 (JPMorgan Chase Bank)(a)
8,220,000	0.210	01/01/30	8,220,000
New York State Dormitory Authority VRDN RB for Mental Health Services Series 2003 Subseries D-2E (Royal Bank of Canada LOC)
3,355,000	0.170	02/15/31	3,355,000
New York State Dormitory Authority VRDN RB for Metropolitan Museum of Art Series 1993 A
900,000	0.160	07/01/15	900,000
New York State Dormitory Authority VRDN RB for New York University Floaters Certificates Series 2009-91C (Wells Fargo Bank N.A.)(c)
11,990,000	0.400	07/01/39	11,990,000
New York State Dormitory Authority VRDN RB for New York University Putters Series 2009-3607 (JPMorgan Chase Bank)(a)
6,800,000	0.210	07/01/17	6,800,000
New York State Dormitory Authority VRDN RB Putters Series 2009-3518 (JPMorgan Chase Bank)(a)
3,840,000	0.210	02/15/33	3,840,000
New York State Dormitory Authority VRDN RB Putters Series 2010-3698Z (JPMorgan Chase Bank)(a)
8,600,000	0.210	03/15/14	8,600,000

46          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
New York – (continued)

New York State Dormitory Authority VRDN RB Putters Series 2010-3792Z (JPMorgan Chase Bank)(a)
$6,435,000	0.210%	03/15/17	$6,435,000
New York State Environmental Facilities Corp. VRDN RB for Clean Water & Drinking Putters Series 2008-2871 (JPMorgan Chase Bank)
3,640,000	0.210	06/15/37	3,640,000
New York State Environmental Facilities Corp. VRDN RB for State Clean Water & Drinking Putters Series 2008-2870 (JPMorgan Chase Bank)
6,245,000	0.210	12/15/15	6,245,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA)
34,800,000	0.170	05/15/34	34,800,000
New York State Housing Finance Agency VRDN RB for North End Series 2004 A RMKT (FNMA)
28,200,000	0.170	11/15/36	28,200,000
New York State Local Government Assistance Corp. VRDN RB Austin Trust Certificates Series 2008-3506 (AGM-CR GO of Corp.) (Bank of America N.A.)
3,510,000	0.270	04/01/16	3,510,000
New York State Thruway Authority VRDN RB P-Floats-MT-3954 Series 2011 (Bank of America N.A.)(a)
3,460,000	0.270	03/15/26	3,460,000
New York State Urban Development Corp. Municipal Trust Receipts VRDN RB Floaters Trust Series 2009 6W-Reg D (Barclays Bank PLC)(a)
3,900,000	0.190	03/15/37	3,900,000
Triborough Bridge & Tunnel Authority VRDN RB Austin Trust Certificates Series 2008-1184 (GO of Authority) (Bank of America N.A.)
5,000,000	0.270	11/15/33	5,000,000
Triborough Bridge & Tunnel Authority VRDN RB Austin Trust Certificates Series 2008-1188 (GO of Authority) (Bank of America N.A.)
4,900,000	0.270	11/15/33	4,900,000
Triborough Bridge & Tunnel Authority VRDN RB Floaters Series 2009-3083 (GO of Authority) (Morgan Stanley Municipal Funding)(a)
6,975,000	0.220	11/15/37	6,975,000
Triborough Bridge & Tunnel Authority VRDN RB Putters Series 2010-3685 (GO of Authority) (JPMorgan Chase Bank)(a)
3,200,000	0.210	11/15/16	3,200,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 Subseries B-4 (GO of Authority) (Landesbank Baden-Wurttemberg SPA)
2,975,000	0.300	01/01/32	2,975,000
Triborough Bridge & Tunnel Authority VRDN RB ROCS RR-II R-11934 Series 2011 (GO of Authority) (Citibank N.A.)(a)
2,600,000	0.210	11/15/32	2,600,000

			1,172,187,505

North Carolina – 3.6%
Charlotte VRDN COPS Transit Projects Series 2004 B (Bank of America N.A. SPA)
8,515,000	0.190	06/01/14	8,515,000
Charlotte Water & Sewer System VRDN RB Putters Series 2009-3443 (JPMorgan Chase Bank)(a)
5,960,000	0.210	07/01/16	5,960,000
Durham GO VRDN Public Improvement Series 1993 (Wells Fargo Bank N.A. SPA)
2,570,000	0.230	02/01/12	2,570,000
3,375,000	0.230	02/01/13	3,375,000
East Carolina University VRDN RB Series 2004 (Wells Fargo Bank N.A. SPA)
8,395,000	0.190	05/01/24	8,395,000
Forsyth County GO VRDN Series 2004 A (Wells Fargo Bank N.A. SPA)
9,545,000	0.190	03/01/25	9,545,000
Forsyth County GO VRDN Series 2004 B (Wells Fargo Bank N.A. SPA)
10,050,000	0.190	03/01/25	10,050,000
Greensboro GO VRDN Public Improvement Series 2008 B (Bank of America N.A. SPA)
3,850,000	0.270	02/01/28	3,850,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Eagle Series 2005-0060 Class A (Citibank N.A.)
15,600,000	0.210	10/01/41	15,600,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Eagle Series 2006-0012 A (Citibank N.A. SPA)
26,365,000	0.210	10/01/41	26,365,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Eagle Series 2007-0015 A (Citibank N.A.)
10,890,000	0.210	07/01/42	10,890,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Eagle Series 2007-0016 Class A (Citibank N.A.)
16,060,000	0.210	10/01/44	16,060,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Health System Floaters Series 2006 B
14,500,000	0.510	06/01/39	14,501,790
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Putters Series 2008-3186Z (JPMorgan Chase Bank)(a)
6,900,000	0.140	10/01/14	6,900,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Putters Series 2009-3333 (JPMorgan Chase Bank)(a)
11,000,000	0.210	10/01/16	11,000,000
North Carolina Capital Facilities Finance Agency VRDN RB for Wake Forest University Series 2004 A
13,305,000	0.190	01/01/20	13,305,000
North Carolina Educational Facilities Finance Agency VRDN RB for Duke University Project Series 1991 B
2,000,000	0.140	12/01/21	2,000,000
North Carolina Medical Care Commission Health Care Facilities Municipal Trust Receipts VRDN RB for Duke University Health System Floaters Series 2010 31W (Barclays Bank PLC)(a)
2,000,000	0.220	06/01/42	2,000,000
North Carolina Medical Care Commission Health Care Facilities VRDN RB for Wakemed, Inc. Refunding Series 2009 C (Wells Fargo Bank N.A. LOC)
15,625,000	0.190	10/01/26	15,625,000
North Carolina Medical Care Commission Health Care Facilities VRDN RB Refunding for Duke University Health System Series 2005 A (Bank of America N.A. SPA)
9,250,000	0.170	06/01/28	9,250,000
North Carolina Medical Care Commission Hospital VRDN RB for Moses Cone Health Systems Series 2004 A
6,500,000	0.180	10/01/35	6,500,000
Raleigh Comb Enterprise System VRDN RB Eagle Series 2007-0010 Class A (Citibank N.A.)
4,950,000	0.210	03/01/36	4,950,000
Raleigh Comb Enterprise System VRDN RB ROCS-RR-II R-645 Series 2006 (Citibank N.A.)
19,325,000	0.210	03/01/14	19,325,000

The accompanying notes are an integral part of these financial statements.          47

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
North Carolina – (continued)

Raleigh Durham Airport Authority VRDN RB Refunding Series 2008 C RMKT (U.S. Bank N.A. LOC)
$10,600,000	0.180%	05/01/36	$10,600,000
University of North Carolina Hospital at Chapel Hill VRDN RB Series 2001 A (Landesbank Hessen-Thueringen SPA)
4,700,000	0.130	02/15/31	4,700,000
University of North Carolina Hospital Chapel Hill VRDN RB Refunding Series 2003 B (Wells Fargo Bank N.A. SPA)
4,635,000	0.190	02/01/29	4,635,000
University of North Carolina Hospital Chapel Hill VRDN RB Series 2001 B (Landesbank Hessen-Thueringen SPA)
6,900,000	0.130	02/15/31	6,900,000
University of North Carolina VRDN RB Eagle Tax-Exempt Trust Series 2005-3014 Class A (Citibank N.A.)
15,345,000	0.210	12/01/34	15,345,000
Wake County VRDN RB for Hammond Road Detention Center Putters Series 2009-3553 (JPMorgan Chase Bank)(a)
3,375,000	0.210	06/01/17	3,375,000

			272,086,790

North Dakota – 0.9%
County of Mercer CP Series 2011
64,925,000	0.250	09/01/11	64,925,000

Ohio – 3.4%
Allen County Hospital Facilities VRDN RB for Catholic Healthcare Putters Series 2010-3692Z (JPMorgan Chase Bank)(a)
4,620,000	0.210	12/01/17	4,620,000
City of Cleveland, Ohio Waterworks VRDN RB Series 2008 Q (Bank of America N.A. LOC)
33,700,000	0.300	01/01/33	33,700,000
Columbus GO for Transnational Projects-Limited Tax Notes Series 2010-1
24,645,000	2.000	12/07/11	24,752,084
Columbus GO VRDN Putters Series 2007-2365 (JPMorgan Chase Bank)
4,360,000	0.210	09/01/15	4,360,000
Columbus Sewer VRDN RB Putters Series 2008-2456 (JPMorgan Chase Bank)
4,405,000	0.210	12/01/15	4,405,000
Franklin County Hospital VRDN RB Improvement for Nationwide Children’s Hospital Project Series 2008 B
16,100,000	0.180	11/01/40	16,100,000
Franklin County Hospital VRDN RB Refunding for Nationwide Children’s Hospital Series 2008 D (PNC Bank N.A. SPA)
40,520,000	0.200	11/01/33	40,520,000
Franklin County Hospital VRDN RB Refunding for Nationwide Children’s Hospital Series 2008 F (PNC Bank N.A. SPA)
25,460,000	0.200	05/01/31	25,460,000
Montgomery County VRDN RB For Catholic Health Series 2004 B-1 (Bank of New York Mellon SPA)
13,500,000	0.160	03/01/27	13,500,000
Ohio State GO VRDN for Infrastructure Improvement Series 2001 B
5,100,000	0.150	08/01/21	5,100,000
Ohio State GO VRDN Series 2006 C
21,685,000	0.130	06/15/26	21,685,000
Ohio State Higher Educational Facility Commission VRDN RB for Cleveland Health Clinic Floaters Series 2008-59C (Wells Fargo Bank N.A.)(a)
19,800,000	0.200	01/01/33	19,800,000
Ohio State Higher Educational Facility VRDN RB for Oberlin College Project Series 2008 (U.S. Bank N.A. SPA)
4,800,000	0.160	10/01/48	4,800,000
Ohio State Hospital Facility Commission VRDN RB for Cleveland Health Clinic Putters Series 2009-3555Z (JPMorgan Chase Bank)(a)
6,745,000	0.210	01/01/17	6,745,000
Ohio State Hospital Facility Commission VRDN RB for Cleveland Health Clinic Putters Series 2009-3558Z (JPMorgan Chase Bank)(a)
5,000,000	0.210	01/01/17	5,000,000
Ohio State University General Receipts VRDN RB Series 2005 B
9,600,000	0.150	06/01/35	9,600,000
Ohio State University General Receipts VRDN RB Series 2008 B
15,500,000	0.130	12/01/28	15,500,000

			255,647,084

Oklahoma – 0.6%
Oklahoma State Turnpike Authority VRDN RB Refunding Second Series 2006 B Convertible (Royal Bank of Canada SPA)
10,000,000	0.180	01/01/28	10,000,000
Oklahoma State Turnpike Authority VRDN RB Refunding Second Series 2006 D Convertible (Royal Bank of Canada SPA)
35,500,000	0.180	01/01/28	35,500,000

			45,500,000

Oregon – 1.0%
Oregon Health Sciences University VRDN RB Series 2009 B-2 (U.S. Bank N.A. LOC)
4,580,000	0.180	07/01/27	4,580,000
Oregon State GO VRDN Welfare Series 1985 73-H (Bayerische Landesbank SPA)
41,900,000	0.320	12/01/19	41,900,000
Oregon State TANS GO VRDN Putters Series 2011-3940 (JPMorgan Chase Bank)(a)
21,250,000	0.140	06/29/12	21,250,000
Umatilla County Hospital Facility Authority VRDN RB for Catholic Health Series 1997 B (Bayerische Landesbank N.A. SPA)
4,800,000	0.320	12/01/24	4,800,000

			72,530,000

Pennsylvania – 1.3%
Delaware County, Pennsylvania IDA VRDN RB for United Parcel Services Series 1985 (GTY AGMT-United Parcel Services)
26,600,000	0.100	12/01/15	26,600,000
Downingtown Area School District Municipal Products, Inc. Trust GO VRDN Floaters Certificates Series 2010 E-13 (Royal Bank of Canada)(a)
7,255,000	0.210	05/01/30	7,255,000
Pennsylvania Economic Development Financing Authority VRDN RB for Jefferson Health System Series 2005 A (Bank of America N.A. SPA)
22,580,000	0.260	05/15/38	22,580,000
Pennsylvania State GO VRDN ROCS-RR-II R-11505 Series 2008 (Citibank N.A.)
3,400,000	0.210	08/01/15	3,400,000
Pennsylvania State Turnpike Commission VRDN RB Floaters Series 2011 E-22 (Royal Bank of Canada)(a)
18,500,000	0.210	12/01/38	18,500,000
Pennsylvania State Turnpike Commission VRDN RB Series 2009 C
10,810,000	0.730	12/01/11	10,814,369

48          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Pennsylvania – (continued)

Pennsylvania State University VRDN RB ROCS-RR-II R-11917 Series 2011 (Citibank N.A.)(a)
$3,835,000	0.210%	03/01/18	$3,835,000
University of Pittsburgh VRDN RB Floaters Series 2009-38C (Wells Fargo Bank N.A.)(a)
4,000,000	0.200	09/15/35	4,000,000

			96,984,369

Puerto Rico – 1.4%
Puerto Rico Sales Tax Financing Corp. Municipal Trust Receipts VRDN RB Floaters Trust Series 2009-10B Reg D (Barclays Bank PLC)(a)
7,950,000	0.310	08/01/57	7,950,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3036 (Morgan Stanley Bank)
65,555,000	0.260	08/01/57	65,555,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3101 (Morgan Stanley Bank)(a)
11,250,000	0.260	08/01/57	11,250,000
Puerto Rico Sales Tax Financing Corp. VRDN RB ROCS-RR-II R-11890 Series 2010 (Citibank N.A.)(a)
6,260,000	0.210	02/01/48	6,260,000
Puerto Rico Sales Tax Financing Corp. VRDN RB ROCS-RR-II R-11892 Series 2010 (Citibank N.A.)(a)
17,735,000	0.210	02/01/48	17,735,000

			108,750,000

Rhode Island – 0.2%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities VRDN RB for Brown University Putters Series 2009-3517 (JPMorgan Chase Bank)(a)
16,555,000	0.210	09/01/15	16,555,000

South Carolina – 0.3%
Columbia Waterworks & Sewer System Municipal Trust Receipts VRDN RB Floaters Trust Series 2010-42W (Barclays Bank PLC)(a)
3,000,000	0.220	02/01/40	3,000,000
Columbia Waterworks & Sewer System Municipal Trust Receipts VRDN RB Floaters Trust Series 2010-43W (Barclays Bank PLC)(a)
3,750,000	0.220	02/01/40	3,750,000
South Carolina State Public Service Authority VRDN RB Floaters Series 2009-3065X (Morgan Stanley Bank)(a)
12,800,000	0.210	01/01/38	12,800,000

			19,550,000

Tennessee – 0.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board VRDN RB for Vanderbilt University Series 2000 B
5,400,000	0.170	10/01/30	5,400,000
Rutherford County Health & Educational Facilities Board Municipal Trust Receipts VRDN RB for Ascension Health Senior Credit Group Floaters Trust Series 2010-25W (Barclays Bank PLC)(a)
2,000,000	0.220	11/15/40	2,000,000
Shelby County Health Educational & Housing Facilities Board VRDN RB for St. Jude Children’s Hospital Putters Series 2008-2915Z (JPMorgan Chase Bank)
3,630,000	0.210	07/01/14	3,630,000
State of Tennessee CP Series 2011-00A
25,000,000	0.270	10/03/11	25,000,000
State of Tennessee GO CP Series 2010 C
10,000,000	0.310	09/12/11	10,000,000

			46,030,000

Texas – 11.7%
Aledo ISD GO VRDN For School Building Series 2006 (PSF-GTD) (Bank of America N.A. SPA)
7,760,000	0.210	08/01/35	7,760,000
Austin ISD GO VRDN Putters Series 2009-3554 (JPMorgan Chase Bank)(a)
3,520,000	0.210	08/01/17	3,520,000
City of Austin GO VRDN for Public Improvement Series 2010 A
5,288,000	3.000	09/01/11	5,288,000
City of Austin, Texas Hotel Occupancy Tax Revenue VRDN RB Refunding Series 2008 A RMKT (JPMorgan Chase Bank LOC)
20,000,000	0.200	11/15/29	20,000,000
City of Houston CP Series 2011 H1
20,000,000	0.250	09/19/11	20,000,000
Cypress-Fairbanks ISD GO VRDN Putters Series 2006-1308 (PSF-GTD) (JPMorgan Chase Bank)
6,495,000	0.210	02/15/14	6,495,000
Cypress-Fairbanks ISD GO VRDN Putters Series 2008-3084Z (PSF-GTD) (JPMorgan Chase Bank)
4,995,000	0.210	02/15/15	4,995,000
Dallas Area Rapid Transit Sales Tax VRDN RB ROCS-RR-II R-12317 Series 2010 (AGM-CR AMBAC) (Citibank N.A.)(a)
4,000,000	0.210	06/01/15	4,000,000
Dallas Area Rapid Transit VRDN RB Putters Series 2010-3687Z (AMBAC) (JPMorgan Chase Bank)(a)
5,360,000	0.230	06/01/15	5,360,000
Dallas Waterworks & Sewer System VRDN RB ROCS RR II R-12279 Series 2009 (AGM) (Citibank N.A.)(a)
7,805,000	0.210	06/01/14	7,805,000
Denton ISD GO VRDN Putters Series 2008-2603 (PSF-GTD) (JPMorgan Chase Bank)
3,690,000	0.210	08/15/15	3,690,000
Eagle Mountain and Saginaw ISD GO VRDN Floaters Certificates Series 2008-53C (PSF-GTD) (Wells Fargo Bank N.A.)(a)
26,770,000	0.200	08/15/48	26,770,000
Fort Bend ISD GO VRDN Floaters Series 2008 25C-1 3C7 (PSF-GTD) (Wells Fargo Bank N.A.)
9,905,000	0.200	08/15/34	9,905,000
Frisco ISD GO VRDN Floaters Series 2008-19C (PSF-GTD) (Wells Fargo Bank N.A.)
14,555,000	0.200	08/15/40	14,555,000
Grand Prairie ISD Eclipse Funding Trust GO VRDN Series 2007-0067 (PSF-GTD) (U.S. Bank N.A.)
10,145,000	0.200	02/15/37	10,145,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB for Methodist Hospital Series 2008 Subseries C-1
28,100,000	0.110	12/01/24	28,100,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB for Texas Children’s Hospital Project Putters Series 2009-3463 (JPMorgan Chase Bank)(a)
4,995,000	0.210	04/01/21	4,995,000

The accompanying notes are an integral part of these financial statements.          49

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Texas – (continued)

Harris County Cultural Education Facilities Finance Corp. VRDN RB for Texas Children’s Hospital Project Putters Series 2009-3491Z (JPMorgan Chase Bank)(a)
$4,995,000	0.210%	04/01/33	$4,995,000
Harris County Flood Control District VRDN RB Putters Series 2010-4692 (Bank of America N.A.)(a)
2,750,000	0.270	10/11/18	2,750,000
Harris County GO VRDN ROCS-RR-II R-10360 Series 2009 (Citibank N.A.)(a)
7,175,000	0.210	10/01/14	7,175,000
Harris County Industrial Development Corp. VRDN RB Series 1984
9,000,000	0.050	03/01/24	9,000,000
Harris County Toll Road Authority VRDN RB Putters Series 2009-3425 (JPMorgan Chase Bank)(a)
6,845,000	0.210	02/15/17	6,845,000
Harris County VRDN RB Floaters Series 2009-3060X (Morgan Stanley Bank)(a)
6,125,000	0.220	08/15/38	6,125,000
Houston Community College GO VRDN Putters Series 2009-3356 (AMBAC) (JPMorgan Chase Bank)(a)
3,510,000	0.230	02/15/12	3,510,000
Houston Higher Education Finance Corp. VRDN RB for Rice University Project Eagle Series 2007-0077 A (Citibank N.A.)
13,860,000	0.210	05/15/47	13,860,000
Houston Higher Education Finance Corp. VRDN RB for Rice University Project Floaters Series 2007-2042 (Wells Fargo Bank N.A.)
18,860,000	0.200	11/15/33	18,860,000
Houston Utilities System Municipal Products, Inc. Trust VRDN RB Floaters Series 2010 E-14 (Royal Bank of Canada LOC)(a)
25,000,000	0.210	05/15/34	25,000,000
Houston Utility System Spears/Lifers Trust VRDN RB Series 2007-268 (AGM) (Deutsche Bank A.G.)
2,580,000	0.210	11/15/26	2,580,000
Houston Utility Systems VRDN RB P-Floats-PT-4706 Series 2011 (Bank of America N.A.)(a)
4,080,000	0.270	11/15/31	4,080,000
Houston Utility Systems VRDN RB ROCS-RR-II R-11885X 2010 (AGM) (Citibank N.A.)(a)
3,400,000	0.210	05/15/17	3,400,000
Houston Water & Sewer System Spears/Lifers Trust VRDN RB Series 2007-374 (AGM) (Deutsche Bank A.G.)
2,760,000	0.210	12/01/28	2,760,000
Irving ISD Puttable Floating Options Tax-Exempts Receipts GO VRDN P-Floats-PT-3954 Series 2007 (PSF-GTD) (Wells Fargo Bank N.A.)
8,900,000	0.190	02/15/29	8,900,000
Judson ISD GO VRDN Floaters Series 2007-1859 (PSF-GTD) (Wells Fargo Bank N.A.)
3,950,000	0.200	02/01/35	3,950,000
Keller ISD GO VRDN for School Building Floaters Certificates Series 2011-55C (PSF-GTD) (Wells Fargo Bank N.A.)(a)
5,645,000	0.200	08/15/32	5,645,000
Lower Colorado River Authority VRDN RB Putters Series 2008-2994 (BHAC) (JPMorgan Chase Bank)
5,815,000	0.210	05/15/13	5,815,000
Mesquite ISD GO VRDN for School Building Series 2003 A (PSF-GTD) (JPMorgan Chase Bank SPA)
8,235,000	0.190	08/01/29	8,235,000
North Central Texas Health Facilities Development Corp. VRDN RB for Children’s Medical Center Putters Series 2009-3513 (JPMorgan Chase Bank)(a)
20,000,000	0.210	02/15/33	20,000,000
North East ISD Eclipse Funding Trust GO VRDN Series 2007-0101 (U.S. Bank N.A. LOC)(a)
5,140,000	0.190	08/01/37	5,140,000
North East ISD GO VRDN Eagle Series 2007-0123 Class A (PSF-GTD) (Citibank N.A.)
8,935,000	0.210	08/01/37	8,935,000
North East ISD GO VRDN Putters Series 2007-2058 (PSF-GTD) (JPMorgan Chase Bank)
9,000,000	0.210	08/01/15	9,000,000
North Texas Municipal Water District VRDN RB Austin Trust Certificates Series 2008-1174 (Bank of America N.A.)
9,105,000	0.270	09/01/33	9,105,000
Northside ISD GO VRDN ROCS RR-II R-11965 Series 2011 (PSF-GTD) (Citibank N.A.)(a)
3,505,000	0.210	06/15/15	3,505,000
Plano GO VRDN Floaters Series 2007-1862 (Wells Fargo Bank N.A.)
2,915,000	0.200	09/01/27	2,915,000
Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2009 A
69,900,000	0.140	12/01/39	69,900,000
Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2009 B
34,500,000	0.150	12/01/39	34,500,000
Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2009 C
37,600,000	0.150	12/01/39	37,600,000
Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2010 A
31,425,000	0.140	04/01/40	31,425,000
Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2010 Subseries D
2,500,000	0.140	11/01/40	2,500,000
Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2010 Subseries E
88,800,000	0.150	11/01/40	88,800,000
Port Arthur Navigation District Environmental Facilities VRDN RB Refunding for Motiva Enterprises LLC Series 2010 B
32,350,000	0.140	04/01/40	32,350,000
Port Arthur Navigation District Environmental Facilities VRDN RB Refunding for Motiva Enterprises LLC Series 2010 C
62,200,000	0.150	04/01/40	62,200,000
Round Rock ISD GO VRDN Putters Series 2009-3341 (JPMorgan Chase Bank)(a)
4,995,000	0.210	08/01/16	4,995,000
San Antonio Electric & Gas Systems VRDN RB Putters Series 2008-2957 (JPMorgan Chase Bank)
9,995,000	0.210	02/01/16	9,995,000
San Antonio Electric & Gas Systems VRDN RB Putters Series 2009-3344 (JPMorgan Chase Bank)(a)
3,200,000	0.210	02/01/17	3,200,000
San Antonio Electric & Gas Systems VRDN RB Putters Series 2009-3560 (JPMorgan Chase Bank)(a)
9,015,000	0.210	02/01/17	9,015,000

50          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Texas – (continued)

San Antonio Water System VRDN RB Putters Series 2009-3340 (JPMorgan Chase Bank)(a)
$6,890,000	0.210%	11/15/16	$6,890,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources Floaters Series 2007-1761 (Morgan Stanley Bank)
9,875,000	0.220	02/15/36	9,875,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources Floaters Series 2007-1762 (Morgan Stanley Bank)
4,675,000	0.220	02/15/36	4,675,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources Floaters Series 2008-2834 (Morgan Stanley Bank)
11,970,000	0.210	02/15/36	11,970,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources System Series 2008 A
16,500,000	0.160	11/15/33	16,500,000
Tarrant County Cultural Educational Facilities Finance Corp. VRDN RB Austin Trust Certificates for Texas Health Resources System Series 2008-1197 (Bank of America N.A.)(a)
3,125,000	0.270	11/15/47	3,125,000
Tarrant County Cultural Educational Facilities Finance Corp. VRDN RB Austin Trust Certificates Refunding for Texas Health Resources Series 2008-1201 (Bank of America N.A.)(a)
5,790,000	0.270	02/15/36	5,790,000
Tarrant County Health Facilities Development Corp. Hospital VRDN RB for Cook Children’s Medical Center Series 2010 B
14,615,000	0.170	12/01/39	14,615,000
Texas A & M University Municipal Trust Receipts VRDN RB Floaters Trust Series 2010 39W (Barclays Bank PLC)(a)
2,500,000	0.220	05/15/39	2,500,000
Texas A&M University VRDN RB Floater Certificates Series 2010-53C (Wells Fargo Bank N.A.)(a)
5,555,000	0.200	07/01/34	5,555,000
Texas State Transportation Commission VRDN RB Putters Series 2008-2563 (JPMorgan Chase Bank)
6,635,000	0.210	04/01/15	6,635,000
Texas State Transportation Commission VRDN RB Putters Series 2008-2902 (JPMorgan Chase Bank)
14,395,000	0.210	04/01/15	14,395,000
University of Houston VRDN RB Floaters Certificates Series 2009-30C (Wells Fargo Bank N.A.)(a)
7,710,000	0.200	02/15/34	7,710,000

			882,183,000

Utah – 1.4%
Riverton Hospital VRDN RB for IHC Health Services, Inc. Putter Series 2007-1762 (JPMorgan Chase & Co.)
60,300,000	0.140	05/15/12	60,300,000
State of Utah GO VRDN Floaters Series 2009-2987 (Morgan Stanley Bank)(a)
2,200,000	0.210	07/01/22	2,200,000
University of Utah VRDN RB for Auxiliary & Campus Facilities Series 1997 A (JPMorgan Chase & Co. SPA)
4,000,000	0.170	04/01/27	4,000,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 B (U.S. Bank N.A. SPA)
36,600,000	0.170	05/15/35	36,600,000
Utah Transit Authority VRDN RB Austin Trust Certificates Series 2008-3045X (AGM) (Bank of America N.A.)
5,000,000	0.270	06/15/36	5,000,000

			108,100,000

Virginia – 1.3%
Fairfax County Economic Development Authority VRDN RB for Smithsonian Institute Series 2003 A (Bank of America N.A. SPA)
17,915,000	0.230	12/01/33	17,915,000
Fairfax County IDA VRDN RB for Inova Health System Project Floaters Series 2005-1168 (Morgan Stanley Bank)
3,330,000	0.220	08/15/23	3,330,000
Fairfax County IDA VRDN RB for Inova Health System ROCS-RR-II R-11733 Series 2009 (Citibank N.A.)(a)
6,660,000	0.210	11/15/29	6,660,000
Fairfax County VRDN RB for Inova Health System Project Putters Series 2009-3394 (JPMorgan Chase Bank)(a)
5,495,000	0.210	11/15/29	5,495,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Series 2003 E
5,350,000	0.130	02/15/38	5,350,000
Loudoun County, Virginia Industrial Development Authority VRDN RB for Howard Hughes Medical Institute Series 2003 C
4,000,000	0.120	02/15/38	4,000,000
Montgomery County IDA VRDN RB for Technology Foundation Series 2009 A Convertible (Bank of America N.A. SPA) (PNC SPA) (Bank of New York SPA)
20,985,000	0.300	02/01/39	20,985,000
University of Virginia VRDN RB Putters Series 2008-3188Z (JPMorgan Chase Bank)(a)
8,345,000	0.140	06/01/16	8,345,000
Virginia Commonwealth University VRDN RB Series 2006 B (AMBAC) (Wachovia Bank N.A. LOC SPA)
20,525,000	0.130	11/01/30	20,525,000
Virginia State Resources Authority Clean Water VRDN RB Floaters Series 2008-2917 (Morgan Stanley Bank)
4,490,000	0.220	10/01/28	4,490,000
Virginia State Resources Authority Clean Water VRDN RB Putters Series 2008-3036 (JPMorgan Chase Bank)
3,370,000	0.210	10/01/15	3,370,000

			100,465,000

Washington – 2.1%
Central Puget Sound Washington Regional Transportation Authority VRDN RB Floaters Series 2007-1C (AGM) (Wells Fargo Bank N.A.)
5,585,000	0.200	11/01/32	5,585,000
County of King Water and Sewer VRDN RB ROCS-RR-II R-11962 Series 2011 (Citibank N.A.)(a)
1,600,000	0.210	01/01/19	1,600,000
Energy Northwest Electric VRDN RB Refunding for Columbia Station Putters Series 2007-2301 (JPMorgan Chase Bank)
7,995,000	0.210	07/01/14	7,995,000
Energy Northwest Electric VRDN RB Refunding Project Number 1 Putters Series 2008-2965 (JPMorgan Chase Bank)
4,800,000	0.210	01/01/12	4,800,000
King County Municipal Trust Receipts GO VRDN Floaters Trust Series 2009 1W Reg D (AGC-ICC) (Barclays Bank PLC)(a)
5,250,000	0.220	01/01/39	5,250,000

The accompanying notes are an integral part of these financial statements.          51

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Washington – (continued)

King County Municipal Trust Receipts GO VRDN Floaters Trust Series 2010 66W (Barclays Bank PLC)(a)
$2,500,000	0.220%	01/01/33	$2,500,000
King County VRDN RB Floater Certificates Series 2008-46C (Wells Fargo Bank N.A.)
9,940,000	0.200	01/01/40	9,940,000
King County Washington GO VRDN Series 2009 A (Bank of America N.A. SPA)
14,970,000	0.250	06/01/29	14,970,000
Washington State GO Prerefunded Series 2002-R-03A (NATL-RE)
3,515,000	5.000	01/01/12	3,568,152
Washington State GO VRDN Putters Series 2008-2599 (JPMorgan Chase Bank)
4,500,000	0.210	01/01/16	4,500,000
Washington State GO VRDN Putters Series 2008-3054 (JPMorgan Chase Bank)
3,035,000	0.210	07/01/13	3,035,000
Washington State GO VRDN Putters Series 2009-3538 (JPMorgan Chase Bank)(a)
10,000,000	0.210	02/01/17	10,000,000
Washington State GO VRDN ROCS RR-II R-11889 Series 2010 (Citibank N.A.)(a)
2,250,000	0.210	07/01/16	2,250,000
Washington State GO VRDN Series 1996-96A (Landesbank Hessen-Thueringen SPA)
12,300,000	0.300	06/01/20	12,300,000
Washington State Health Care Facilities Authority VRDN RB Austin Trust Certificates for Children’s Hospital Regional Medical Center Series 2008-1180 (Bank of America N.A.)
25,635,000	0.270	10/01/35	25,635,000
Washington State Health Care Facilities Authority VRDN RB for PeaceHealth Putters Series 2009-3608 (JPMorgan Chase Bank)(a)
13,050,000	0.360	11/01/24	13,050,000
Washington State Health Care Facilities Authority VRDN RB for PeaceHealth ROCS RR-II R-11723 Series 2009 (Citibank N.A.)(a)
7,315,000	0.360	11/01/16	7,315,000
Washington State Health Care Facilities Authority VRDN RB for Seattle Children’s Hospital Floater Certificates Series 2009 51C (Wells Fargo Bank N.A.)(a)
10,990,000	0.200	10/01/38	10,990,000
Washington State Higher Education Facilities Authority VRDN RB Refunding for Seattle Pacific University Series 2008 (U.S. Bank N.A. LOC)
11,085,000	0.220	10/01/30	11,085,000

			156,368,152

Wisconsin – 1.8%
Wisconsin Health & Educational Facilities Authority CP
11,475,000	0.400	10/05/11	11,475,000
20,000,000	0.450	12/01/11	20,000,000
Wisconsin Health & Educational Facilities Authority CP Series 2011
22,375,000	0.300	11/01/11	22,375,000
Wisconsin State GO VRDN Floaters Certificates Series 2011-14C (Wells Fargo Bank N.A.)(a)
10,675,000	0.200	05/01/31	10,675,000
Wisconsin State Health & Educational Facilities Authority Municipal Trust Receipts VRDN RB for Children’s Hospital Floaters Trust Series 2009-15W (Barclays Bank PLC)(a)
5,250,000	0.220	08/15/37	5,250,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Ascension Health Senior Credit Group ROCS RR-II R-11837 Series 2010 (Citibank N.A.)(a)
5,255,000	0.210	11/15/17	5,255,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Children’s Hospital Floaters Certificates Series 2009-58C (Wells Fargo Bank N.A.)(a)
9,815,000	0.200	08/15/37	9,815,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Froedtert & Community Health System Floaters Series 2009-3122X (Morgan Stanley Bank)(a)
23,135,000	0.210	04/01/39	23,135,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Froedtert & Community Health System Series 2009 B (U.S. Bank N.A. LOC)
12,000,000	0.100	04/01/35	12,000,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Ministry Health Care, Inc. Series 2010 C
20,000,000	0.160	08/01/36	20,000,000

			139,980,000

Wyoming – 0.1%
City of Kemmerer Poll Control Revenue VRDN RB for Exxon Mobil Project Series 1984
4,300,000	0.050	11/01/14	4,300,000

TOTAL INVESTMENTS – 99.1%			$7,492,884,791

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			66,231,399

NET ASSETS – 100.0%			$7,559,116,190

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2011, these securities amounted to $1,641,525,727 or approximately 21.7% of net assets.

(b)	All or portion represents a forward commitment.

(c)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At August 31, 2011, these securities amounted to $11,990,000 or approximately 0.2% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

52          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Investment Abbreviations:
AGC-ICC	—	American General Contractors-Interstate Commerce Commission
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BHAC	—	Berkshire Hathaway Assurance Corp.
COPS	—	Certificates of Participation
CP	—	Commercial Paper
CR	—	Custodial Receipts
DOT	—	Department of Transportation
FGIC	—	Insured by Financial Guaranty Insurance Co.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
GTY AGMT	—	Guaranty Agreement
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Bond
IHC	—	International Health Care
ISD	—	Independent School District
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MF Hsg.	—	Multi-Family Housing
NATL-RE	—	National Reinsurance Corp.
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
RB	—	Revenue Bond
RMKT	—	Remarketed
ROCS	—	Reset Option Certificates
RR	—	Revenue Refunding
SPA	—	Stand-by Purchase Agreement
TANS	—	Tax Anticipation Notes
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.          53

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

U.S. Treasury Obligations – 102.7%
United States Treasury Bills
$71,000,000	0.005%	09/01/11	$71,000,000
2,450,000,000	0.070	09/01/11	2,450,000,000
204,000,000	0.003	09/08/11	203,999,901
5,200,000,000	0.035	09/08/11	5,199,964,611
102,000,000	0.003	09/15/11	101,999,881
10,821,000,000	0.005 (a)	09/15/11	10,820,978,960
271,000,000	0.003	09/22/11	270,999,546
1,800,000,000	0.005	09/22/11	1,799,994,750
350,000,000	0.080	02/16/12	349,869,333
United States Treasury Notes
400,000,000	1.000	09/30/11	400,217,367
725,000,000	1.000	10/31/11	725,862,431
100,000,000	0.750	11/30/11	100,104,735
350,000,000	1.000	12/31/11	350,897,986
50,000,000	1.375	02/15/12	50,288,649
50,000,000	0.875	02/29/12	50,192,125
546,000,000	1.375	05/15/12	550,775,215
36,000,000	4.750	05/31/12	37,238,364

TOTAL INVESTMENTS – 102.7%			$23,534,383,854

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%			(626,898,766)

NET ASSETS – 100.0%			$22,907,485,088

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate or annualized yield on date of purchase for discounted securities.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities or the prerefunded date for those types of securities.

54          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments
August 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

U.S. Treasury Obligations – 18.8%
United States Treasury Bill
$150,000,000	0.080%	02/16/12	$149,944,000

United States Treasury Notes
175,000,000	1.000	09/30/11	175,093,743
675,000,000	1.000	10/31/11	675,802,103
100,000,000	0.750	11/30/11	100,104,735
750,000,000	1.000	12/31/11	751,959,124
20,000,000	1.375	02/15/12	20,115,459
20,000,000	0.875	02/29/12	20,076,850
270,000,000	1.375	05/15/12	272,362,103
18,000,000	4.750	05/31/12	18,619,182

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$2,184,077,299

Repurchase Agreements(a) – 80.9%
Barclays Capital, Inc.
$200,000,000	0.060%	09/01/11	$200,000,000
Maturity Value: $200,000,333
Collateralized by U.S. Treasury Bond, 7.250%, due 08/15/22. The market value of the collateral, including accrued interest, was $204,000,122.
2,530,000,000	0.060	09/01/11	2,530,000,000
Maturity Value: $2,530,004,217
Collateralized by various U.S. Treasury Notes, 1.500% to 2.250%, due 07/31/18 to 08/31/18. The aggregate market value of the collateral, including accrued interest, was $2,580,600,095.
BNP Paribas Securities Corp.
200,000,000	0.050	09/01/11	200,000,000
Maturity Value: $200,000,278
Collateralized by U.S. Treasury Bill, 0.000%, due 10/31/11, U.S. Treasury Bonds, 4.750% to 7.625%, due 02/15/25 to 02/15/41, and U.S. Treasury Notes, 1.000% to 4.875%, due 10/31/11 to 12/31/17. The aggregate market value of the collateral, including accrued interest, was $204,000,023.

500,000,000	0.110	09/01/11	500,000,000
Maturity Value: $500,184,861
Settlement Date: 05/03/11
Collateralized by various U.S. Treasury Inflation Indexed Notes, 0.125% to 2.500%, due 04/15/12 to 07/15/20, U.S. Treasury Inflation Indexed Bonds, 2.125% to 3.375%, due 01/15/29 to 02/15/41, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 05/15/25 to 05/15/36 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 11/15/21 to 08/15/39. The aggregate market value of the collateral, including accrued interest, was $510,000,022.

BNYMellon Investment
300,000,000	0.060	09/01/11	300,000,000
Maturity Value: $300,000,500
Collateralized by U.S. Treasury Note, 1.250%, due 10/31/15. The market value of the collateral, including accrued interest, was $307,677,245.
Citigroup Global Markets, Inc.
750,000,000	0.060	09/01/11	750,000,000
Maturity Value: $750,001,250
Collateralized by U.S. Treasury Notes, 0.375% to 4.875%, due 06/15/12 to 02/28/17, U.S. Treasury Interest-Only Stripped Security, 0.000%, due 05/15/20 . The aggregate market value of the collateral, including accrued interest, was $765,000,086.

Deutsche Bank Securities, Inc.
565,000,000	0.040	09/01/11	565,000,000
Maturity Value: $565,000,628
Collateralized by U.S. Treasury Bill, 0.000%, due 02/16/12, and U.S. Treasury Note, 1.500%, due 06/30/16. The aggregate market value of the collateral, including accrued interest, was $576,300,012.
JP Morgan Securities LLC
1,000,000,000	0.050	09/01/11	1,000,000,000
Maturity Value: $1,000,001,389
Collateralized by various U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 05/15/17 to 05/15/23. The aggregate market value of the collateral, including accrued interest, was $1,020,001,544.

Morgan Stanley
200,000,000	0.050	09/01/11	200,000,000
Maturity Value: $200,000,278
Collateralized by U.S. Treasury Bill, 0.000%, due 05/03/12, and U.S. Treasury Note, 3.125%, due 08/31/13. The aggregate market value of the collateral, including accrued interest, was $204,000,088.
RBS Securities, Inc.
1,500,000,000	0.060	09/01/11	1,500,000,000
Maturity Value: $1,500,002,500
Collateralized by U.S. Treasury Notes, 1.875% to 2.375%, due 05/31/14 to 09/30/17, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 08/15/21 to 05/15/41 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 08/15/21 to 02/15/41. The aggregate market value of the collateral, including accrued interest, was $1,530,000,408.

Societe Generale
1,500,000,000	0.050	09/01/11	1,500,000,000
Maturity Value: $1,500,002,083
Collateralized by U.S. Treasury Note, 1.125%, due 01/15/21. The market value of the collateral, including accrued interest, was $1,530,000,023.
UBS Securities LLC
125,000,000	0.030	09/01/11	125,000,000
Maturity Value: $125,000,104
Collateralized by U.S. Treasury Bill, 0.000%, due 11/25/11. The market value of the collateral, including accrued interest, was $127,500,075.

TOTAL REPURCHASE AGREEMENTS			$9,370,000,000

TOTAL INVESTMENTS – 99.7%			$11,554,077,299

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			34,790,535

NET ASSETS – 100.0%			$11,588,867,834

The accompanying notes are an integral part of these financial statements.          55

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued)
August 31, 2011

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Unless noted, all repurchase agreements were entered into on August 31, 2011.

Interest rates represent either the stated coupon rate of annualized yield on date of purchase for discounted securities.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2011, certain Funds had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of September 1, 2011, as follows:

			Collateral Value
Fund	Principal Amount	Maturity Value	Allocation

Government	$4,000,000,000	$4,000,009,048	$4,082,857,681

Money Market	550,000,000	550,001,244	561,392,931

Prime Obligations	2,412,100,000	2,412,105,456	2,462,065,253

REPURCHASE AGREEMENTS — At August 31, 2011, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account III were as follows:

	Interest		Money	Prime
Counterparty	Rate	Government	Market	Obligations

Barclays Capital, Inc.	0.080%	$457,142,857	$62,857,143	$275,668,571

BNP Paribas Securities Co.	0.080	2,400,000,000	330,000,000	1,447,260,000

Citibank, N.A.	0.090	142,857,143	19,642,857	86,146,429

Citigroup Global Markets, Inc.	0.090	714,285,714	98,214,286	430,732,143

Wells Fargo Securities LLC	0.070	285,714,286	39,285,714	172,292,857

TOTAL		$4,000,000,000	$550,000,000	$2,412,100,000

At August 31, 2011, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	0.105%	01/28/13

Federal Home Loan Mortgage Corp.	0.000 to 6.500	12/28/11 to 08/01/41

Federal Home Loan Bank	0.000 to 0.250	11/30/11 to 07/16/12

Federal National Mortgage Association	3.000 to 6.500	01/01/19 to 01/01/48

Government National Mortgage Association	3.500 to 6.000	08/15/18 to 08/15/41

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities
August 31, 2011

Federal
Fund
Assets:

Investments in securities, at value based on amortized cost — unaffiliated issuers	$12,101,216,619
Repurchase agreements, at value based on amortized cost — unaffiliated issuers	—
Repurchase agreements, at value based on amortized cost — affiliated issuers	—
Cash	1,357,458,035
Receivables:
Investment securities sold	—
Interest	2,483,926
Fund shares sold	—
Reimbursement from investment adviser	—
Other assets	52,749

Total assets	13,461,211,329

Liabilities:

Due to custodian	—
Payables:
Investment securities purchased	499,999,028
Amounts owed to affiliates	1,167,818
Fund shares redeemed	2,939,281
Dividend distribution	19,438
Accrued expenses	217,601

Total liabilities	504,343,166

Net Assets:

Paid-in capital	12,956,836,451
Undistributed (distributions in excess of) net investment income	13,147
Accumulated net realized gain (loss) from investments	18,565

NET ASSETS	$12,956,868,163

Net asset value, offering and redemption price per share	$1.00

Net Assets:
FST Shares	$9,888,638,067
FST Select Shares	74,182,234
FST Preferred Shares	269,893,341
FST Capital Shares	80,713,358
FST Administration Shares	454,427,137
FST Premier Shares	1,298,286,713
FST Service Shares	739,253,971
FST Class B Shares	—
FST Class C Shares	—
FST Resource Shares	1,000
FST Cash Management Shares	151,472,342

Total Net Assets	$12,956,868,163

Shares outstanding $0.001 par value (unlimited number of shares authorized):
FST Shares	9,888,613,865
FST Select Shares	74,182,052
FST Preferred Shares	269,892,680
FST Capital Shares	80,713,160
FST Administration Shares	454,426,026
FST Premier Shares	1,298,283,536
FST Service Shares	739,252,160
FST Class B Shares	—
FST Class C Shares	—
FST Resource Shares	1,000
FST Cash Management Shares	151,471,972

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

	Money	Prime	Tax-Exempt	Tax-Exempt	Tax-Free	Treasury	Treasury
Government	Market	Obligations	California	New York	Money Market	Instruments	Obligations
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$14,870,333,090	$15,962,232,363	$14,759,540,831	$232,405,014	$162,372,715	$7,492,884,791	$23,534,383,854	$2,184,077,299
11,378,000,000	5,095,000,000	7,920,100,000	—	—	—	—	9,370,000,000
50,000,000	75,000,000	100,000,000	—	—	—	—	—
630,077,397	21,109	66,363	792,948	1,468	—	10,065,711,000	32,283,332

—	—	—	—	—	97,545,000	—	—
14,110,601	4,338,171	2,501,485	79,092	128,950	6,831,126	7,606,904	6,013,825
9,552	14,035,901	9,176,397	—	—	139,467	1,369,701	—
—	—	—	17,328	20,300	—	—	—
119,344	71,822	85,849	871	493	66,832	59,558	35,253

26,942,649,984	21,150,699,366	22,791,470,925	233,295,253	162,523,926	7,597,467,216	33,609,131,017	11,592,409,709

—	—	—	—	—	16,605,150	—	—

1,600,000,000	333,893,460	500,000,000	—	1,000,000	20,015,000	10,699,979,195	—
3,100,734	2,802,460	3,091,074	21,497	15,204	1,102,474	803,605	719,458
1,468,563	17,387,483	53,771,957	—	—	342,558	560,498	2,591,001
108,319	692,882	483,265	17	16	43,905	44,044	31,576
365,288	308,258	459,220	99,723	100,936	241,939	258,587	199,840

1,605,042,904	355,084,543	557,805,516	121,237	1,116,156	38,351,026	10,701,645,929	3,541,875

25,337,535,863	20,795,559,509	22,233,686,219	233,167,314	161,409,314	7,558,791,451	22,907,485,088	11,588,867,834
83,193	(5,250)	113,898	—	332	—	—	—
(11,976)	60,564	(134,708)	6,702	(1,876)	324,739	—	—

$25,337,607,080	$20,795,614,823	$22,233,665,409	$233,174,016	$161,407,770	$7,559,116,190	$22,907,485,088	$11,588,867,834

$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

$20,959,643,041	$19,751,292,578	$17,670,096,887	$88,040,406	$20,953,757	$6,489,440,006	$20,395,423,616	$7,991,142,331
474,953,165	212,150,201	151,662,657	—	—	44,348,998	139,085,982	197,349,192
652,224,821	57,884,970	406,827,421	—	—	24,221,658	193,741,451	141,553,613
815,274,622	47,554,665	179,018,167	—	—	4,944,637	170,653,728	142,774,788
1,956,642,467	567,817,802	2,875,584,413	145,130,817	140,452,179	379,465,173	1,279,892,595	1,676,082,757
1,005	10,572,003	1,000	—	—	564,167,667	429,876,331	121,171,027
478,865,956	148,340,601	762,833,242	1,756	799	30,062,906	298,809,385	1,318,792,125
—	—	7,762,260	—	—	—	—	—
—	—	32,646,045	—	—	—	—	—
1,003	1,002	147,232,317	—	—	22,464,143	1,000	1,001
1,000	1,001	1,000	1,037	1,035	1,002	1,000	1,000

$25,337,607,080	$20,795,614,823	$22,233,665,409	$233,174,016	$161,407,770	$7,559,116,190	$22,907,485,088	$11,588,867,834

20,959,579,608	19,751,231,777	17,670,108,564	88,020,662	20,953,240	6,489,117,476	20,395,423,616	7,991,142,333
474,951,728	212,149,548	151,662,753	—	—	44,346,794	139,085,982	197,349,192
652,222,847	57,884,792	406,827,680	—	—	24,220,455	193,741,451	141,553,614
815,272,155	47,554,519	179,018,281	—	—	4,944,392	170,653,728	142,774,788
1,956,636,546	567,816,051	2,875,586,238	145,098,272	140,448,708	379,446,313	1,279,892,595	1,676,082,755
1,005	10,571,970	1,000	—	—	564,139,627	429,876,331	121,171,027
478,864,507	148,340,144	762,833,726	1,756	799	30,061,412	298,809,385	1,318,792,126
—	—	7,762,265	—	—	—	—	—
—	—	32,646,066	—	—	—	—	—
1,003	1,002	147,232,410	—	—	22,463,026	1,000	1,001
1,000	1,001	1,000	1,036	1,035	1,002	1,000	1,000

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations
For the Fiscal Year Ended August 31, 2011

Federal
Fund

Investment income:

Interest income — from unaffiliated issuers	$24,820,484
Interest income — from affiliated issuers	—

Total investment income	24,820,484

Expenses:

Fund-Level Expenses:
Management fees	28,646,208
Transfer Agent fees	1,397,376
Custody and accounting fees	668,334
Printing and mailing fees	263,650
Registration fees	212,119
Professional fees	155,359
Trustee fees	36,041
Other	325,346

Subtotal	31,704,433

Class Specific Expenses:
FST Premier Share fees	4,981,915
FST Service Share fees	3,608,146
FST Administration Share fees	1,218,996
FST Cash Management Share fees	942,901
Distribution fees — FST Cash Management Shares	565,740
FST Preferred Share fees	233,941
FST Capital Share fees	136,856
FST Select Share fees	28,381
FST Resource Share fees	5
Distribution fees — FST Resource Share fees	2
Distribution and Service fees — FST Class B Shares	—
Distribution and Service fees — FST Class C Shares	—

Total expenses	43,421,316

Less — expense reductions	(19,146,615)

Net expenses	24,274,701

NET INVESTMENT INCOME	$545,783

Net realized gain (loss) from investment transactions	1,330,912

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,876,695

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

	Money	Prime	Tax-Exempt	Tax-Exempt	Tax-Free	Treasury	Treasury
Government	Market	Obligations	California	New York	Money Market	Instruments	Obligations
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$68,806,442	$62,699,746	$63,987,262	$612,444	$400,098	$25,922,698	$21,461,810	$19,036,979
1,660,263	367,798	531,946	—	—	—	—	1,166

70,466,705	63,067,544	64,519,208	612,444	400,098	25,922,698	21,461,810	19,038,145

66,687,143	40,639,387	46,870,877	865,414	601,466	19,646,878	40,308,147	23,702,785
3,253,031	1,982,409	2,286,384	24,726	17,185	958,384	1,966,251	1,156,233
1,454,067	992,652	1,075,007	63,412	57,774	394,741	915,258	607,803
197,690	744,757	300,491	82,504	80,337	207,746	168,072	130,376
296,906	286,078	377,315	25,785	19,258	191,592	235,325	238,631
161,559	161,427	166,886	141,378	144,364	177,543	156,563	156,546
30,178	49,933	42,676	17,132	16,929	37,617	52,080	43,550
757,460	266,815	478,097	17,262	16,028	172,601	376,469	282,783

72,838,034	45,123,458	51,597,733	1,237,613	953,341	21,787,102	44,178,165	26,318,707

4	1,860	4	—	—	2,050,066	1,485,301	456,600
2,433,155	914,241	3,845,375	7	3	186,272	1,463,888	5,908,356
5,305,303	1,650,304	7,300,139	243,027	194,348	774,597	3,407,987	4,057,045
5	5	5	5	5	5	5	5
3	3	3	5	5	3	3	3
807,418	101,011	520,364	—	—	29,196	253,322	161,132
1,158,463	93,562	405,789	—	—	12,065	242,070	243,604
291,767	36,901	41,787	—	—	16,236	73,777	63,259
5	5	708,412	—	—	85,992	5	5
1	2	212,524	—	—	25,797	1	1
—	—	70,460	—	—	—	—	—
—	—	281,827	—	—	—	—	—

82,834,158	47,921,352	64,984,422	1,480,657	1,147,702	24,967,331	51,104,524	37,208,717

(24,413,153)	(10,370,508)	(19,358,197)	(886,812)	(760,434)	(7,152,072)	(29,664,688)	(19,564,563)

58,421,005	37,550,844	45,626,225	593,845	387,268	17,815,259	21,439,836	17,644,154

$12,045,700	$25,516,700	$18,892,983	$18,599	$12,830	$8,107,439	$21,974	$1,393,991

943,619	687,459	666,527	15,607	(1,876)	379,398	1,351,348	54,632

$12,989,319	$26,204,159	$19,559,510	$34,206	$10,954	$8,486,837	$1,373,322	$1,448,623

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Fund		Government Fund
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

From operations:

Net investment income	$545,783	$4,607,160	$12,045,700	$20,655,488
Net realized gain from investment transactions	1,330,912	2,109,903	943,619	6,096,635

Net increase in net assets resulting from operations	1,876,695	6,717,063	12,989,319	26,752,123

Distributions to shareholders:

From net investment income:
FST Shares	(545,781)	(4,584,300)	(11,620,460)	(20,201,627)
FST Select Shares	—	(15,758)	(250,558)	(453,858)
FST Preferred Shares	—	—	(37,002)	—
FST Capital Shares	—	—	(28,194)	—
FST Administration Shares	—	—	(92,885)	—
FST Premier Shares(a)	—	(5,960)	(3)	(1)
FST Service Shares	—	—	(16,596)	—
FST Class B Shares(a)	—	—	—	—
FST Class C Shares(a)	—	—	—	—
FST Resource Shares(a)	(2)	(1)	(3)	(1)
FST Cash Management Shares(a)	—	(1,141)	—	(1)
From net realized gains:
FST Shares	(1,007,661)	(3,025,966)	(843,574)	(10,902,114)
FST Select Shares	(9,189)	(30,932)	(25,384)	(506,039)
FST Preferred Shares	(21,305)	(66,582)	(24,560)	(199,829)
FST Capital Shares	(8,480)	(23,829)	(28,098)	(216,704)
FST Administration Shares	(46,124)	(126,381)	(65,008)	(648,824)
FST Premier Shares(a)	(134,528)	(2,320)	—	—
FST Service Shares	(66,345)	(144,417)	(19,302)	(130,109)
FST Class B Shares(a)	—	—	—	—
FST Class C Shares(a)	—	—	—	—
FST Resource Shares(a)	—	—	—	—
FST Cash Management Shares(a)	(18,715)	(354)	—	—

Total distributions to shareholders	(1,858,130)	(8,027,941)	(13,051,627)	(33,259,107)

From share transactions (at $1.00 per share):

Proceeds from sales of shares	53,717,557,479	71,872,286,984	222,779,023,916	269,983,240,049
Reinvestment of distributions	1,257,795	6,035,743	4,147,067	12,829,202
Cost of shares redeemed	(57,226,317,744)	(78,193,543,616)	(229,224,697,619)	(297,944,028,994)

Net increase (decrease) in net assets resulting from share transactions	(3,507,502,470)	(6,315,220,889)	(6,441,526,636)	(27,947,959,743)

NET INCREASE (DECREASE)	(3,507,483,905)	(6,316,531,767)	(6,441,588,944)	(27,954,466,727)

Net assets:

Beginning of year	16,464,352,068	22,780,883,835	31,779,196,024	59,733,662,751

End of year	$12,956,868,163	$16,464,352,068	$25,337,607,080	$31,779,196,024

Undistributed (distributions in excess of) net investment income	$13,147	$13,147	$83,193	$133,525

(a)	FST Premier, FST Resource, FST Cash Management (except for Tax-Exempt California Fund), FST Class B and Class C Shares (for Prime Obligations Fund only) commenced operations on May 14, 2010.

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Money Market Fund		Prime Obligations Fund		Tax-Exempt California Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

$25,516,700	$17,690,248	$18,892,983	$22,282,646	$18,599	$25,072
687,459	2,868,981	666,527	5,645,872	15,607	22,611

26,204,159	20,559,229	19,559,510	27,928,518	34,206	47,683

(25,298,393)	(17,629,257)	(18,457,030)	(22,148,262)	(6,425)	(6,347)
(124,925)	(45,391)	(91,014)	(66,595)	—	—
(44,750)	(15,094)	(95,683)	(67,361)	—	—
(8,146)	(503)	(19,197)	—	—	—
(31,781)	—	(173,956)	—	(12,171)	(18,723)
(4)	(1)	(3)	(1)	—	—
(8,698)	—	(45,688)	—	(2)	(1)
—	—	(490)	(105)	—	—
—	—	(1,636)	(249)	—	—
(3)	(1)	(8,286)	(72)	—	—
—	(1)	—	(1)	(1)	(1)

(592,463)	(4,073,647)	(521,998)	(5,181,921)	(5,259)	—
(4,959)	(7,621)	(4,016)	(31,649)	—	—
(2,624)	(13,819)	(13,465)	(216,812)	—	—
(1,905)	(15,549)	(6,893)	(109,266)	—	—
(19,441)	(287,665)	(82,031)	(834,324)	(8,265)	—
(36)	—	—	—	—	—
(5,467)	(81,296)	(21,394)	(192,648)	—	—
—	—	(204)	—	—	—
—	—	(814)	—	—	—
—	—	(3,979)	—	—	—
—	—	—	—	—	—

(26,143,595)	(22,169,845)	(19,547,777)	(28,849,266)	(32,123)	(25,072)

154,401,461,508	114,401,381,002	120,587,569,422	151,234,241,213	939,025,227	943,545,212
15,779,464	15,815,837	9,279,040	12,224,157	31,954	24,870
(150,632,649,264)	(121,377,719,878)	(126,248,656,866)	(160,870,186,524)	(949,600,335)	(1,012,492,710)

3,784,591,708	(6,960,523,039)	(5,651,808,404)	(9,623,721,154)	(10,543,154)	(68,922,628)

3,784,652,272	(6,962,133,655)	(5,651,796,671)	(9,624,641,902)	(10,541,071)	(68,900,017)

17,010,962,551	23,973,096,206	27,885,462,080	37,510,103,982	243,715,087	312,615,104

$20,795,614,823	$17,010,962,551	$22,233,665,409	$27,885,462,080	$233,174,016	$243,715,087

$(5,250)	$(5,250)	$113,898	$768,692	$—	$—

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Tax-Exempt New York Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

From operations:

Net investment income (loss)	$12,830	$21,347
Net realized gain (loss) from investment transactions	(1,876)	34,741

Net increase in net assets resulting from operations	10,954	56,088

Distributions to shareholders:

From net investment income:
FST Shares	(3,176)	(4,353)
FST Select Shares	—	—
FST Preferred Shares	—	—
FST Capital Shares	—	—
FST Administration Shares	(9,651)	(16,989)
FST Premier Shares(a)	—	—
FST Service Shares	(2)	(5)
FST Resource Shares(a)	—	—
FST Cash Management Shares(a)	(1)	—
From net realized gains:
FST Shares	(8,047)	(8,573)
FST Select Shares	—	—
FST Preferred Shares	—	—
FST Capital Shares	—	—
FST Administration Shares	(26,295)	(37,760)
FST Premier Shares(a)	—	—
FST Service Shares	—	(13)
FST Resource Shares(a)	—	—
FST Cash Management Shares(a)	—	(1)

Total distributions to shareholders	(47,172)	(67,694)

From share transactions (at $1.00 per share):

Proceeds from sales of shares	533,901,070	574,845,657
Reinvestment of distributions	46,670	67,226
Cost of shares redeemed	(549,760,278)	(691,147,875)

Net increase (decrease) in net assets resulting from share transactions	(15,812,538)	(116,234,992)

NET INCREASE (DECREASE)	(15,848,756)	(116,246,598)

Net assets:

Beginning of year	177,256,526	293,503,124

End of year	$161,407,770	$177,256,526

Undistributed (distributions in excess of) net investment income	$332	$642

(a)	FST Premier, FST Resource and FST Cash Management (except for Tax-Exempt New York Fund) Shares commenced operations on May 14, 2010.

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Tax-Free Money Market Fund		Treasury Instruments Fund		Treasury Obligations Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

$8,107,439	$12,969,524	$21,974	$(2,506,288)	$1,393,991	$(677,802)
379,398	1,185,376	1,351,348	2,816,824	54,632	1,588,112

8,486,837	14,154,900	1,373,322	310,536	1,448,623	910,310

(7,992,268)	(12,796,147)	(7,783)	—	(1,153,201)	—
(36,941)	(94,696)	(1,032)	—	(16,713)	—
(6,030)	(20,559)	(2,032)	—	(11,281)	—
(640)	(17,081)	(277)	—	(11,324)	—
(23,180)	(31,502)	(8,750)	—	(111,200)	—
(43,968)	(3,889)	(1,424)	—	(8,903)	—
(2,834)	(5,997)	(672)	—	(81,366)	—
(1,221)	(8)	(2)	—	(2)	—
(1)	(1)	(2)	—	(1)	—

(874,804)	(1,113,411)	(1,198,081)	(2,052,770)	(38,351)	(5,616,055)
(6,409)	(9,348)	(16,903)	(17,618)	(1,227)	(92,152)
(3,041)	(5,789)	(16,356)	(27,620)	(598)	(41,520)
(634)	(16,014)	(11,320)	(12,289)	(691)	(42,047)
(24,586)	(40,609)	(89,506)	(121,551)	(7,027)	(295,598)
(51,618)	—	(28,707)	(1,874)	(714)	(715)
(3,037)	(10,181)	(20,285)	(21,266)	(5,071)	(135,049)
(1,418)	—	—	(1)	—	(1)
—	—	—	(1)	—	(1)

(9,072,630)	(14,165,232)	(1,403,132)	(2,254,990)	(1,447,670)	(6,223,138)

30,270,776,837	32,397,881,092	77,166,306,629	66,294,789,848	81,629,454,359	119,273,233,562
7,473,492	10,746,469	959,225	1,675,411	757,126	2,742,669
(32,642,447,333)	(32,574,489,792)	(73,083,183,219)	(68,136,154,904)	(82,558,690,137)	(128,256,361,211)

(2,364,197,004)	(165,862,231)	4,084,082,635	(1,839,689,645)	(928,478,652)	(8,980,384,980)

(2,364,782,797)	(165,872,563)	4,084,052,825	(1,841,634,099)	(928,477,699)	(8,985,697,808)

9,923,898,987	10,089,771,550	18,823,432,263	20,665,066,362	12,517,345,533	21,503,043,341

$7,559,116,190	$9,923,898,987	$22,907,485,088	$18,823,432,263	$11,588,867,834	$12,517,345,533

$—	$(356)	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.          65

FINANCIAL SQUARE FEDERAL FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year - Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - FST Shares	$1.00	$—	(c)	$—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Select Shares	1.00	—	(c)	—	(c)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.002	(e)	(0.002	)(e)
2009 - FST Select Shares	1.00	0.002	(e)	(0.002	)(e)
2009 - FST Preferred Shares	1.00	0.002	(e)	(0.002	)(e)
2009 - FST Capital Shares	1.00	0.001	(e)	(0.001	)(e)
2009 - FST Administration Shares	1.00	0.001	(e)	(0.001	)(e)
2009 - FST Service Shares	1.00	—	(c)(e)	—	(c)(e)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.025	(e)	(0.025	)(e)
2008 - FST Select Shares	1.00	0.024	(e)	(0.024	)(e)
2008 - FST Preferred Shares	1.00	0.024	(e)	(0.024	)(e)
2008 - FST Capital Shares	1.00	0.023	(e)	(0.023	)(e)
2008 - FST Administration Shares	1.00	0.022	(e)	(0.022	)(e)
2008 - FST Service Shares	1.00	0.020	(e)	(0.020	)(e)

2007 - FST Shares	1.00	0.050		(0.050)
2007 - FST Select Shares	1.00	0.049		(0.049)
2007 - FST Preferred Shares	1.00	0.049		(0.049)
2007 - FST Capital Shares	1.00	0.048		(0.048)
2007 - FST Administration Shares	1.00	0.047		(0.047)
2007 - FST Service Shares	1.00	0.045		(0.045)

2006 - FST Shares	1.00	0.048		(0.048)
2006 - FST Select Shares	1.00	0.047		(0.047)
2006 - FST Preferred Shares	1.00	0.047		(0.047)
2006 - FST Capital Shares	1.00	0.046		(0.046)
2006 - FST Administration Shares	1.00	0.045		(0.045)
2006 - FST Service Shares	1.00	0.043		(0.043)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Net investment income and distributions from net investment income contain $0.0002 and $(0.0002), and $0.0003 and $(0.0003), of net realized gains and distributions from net realized gains for the period ended August 31, 2009 and the fiscal year ended December 31, 2008, respectively.
(f)	Amount is less than 0.005% of average net assets.

66          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL FUND

							Ratio of
		Net assets	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)
value, end	Total	period	to average		to average		to average
of period	return(b)	(in 000s)	net assets		net assets		net assets

$1.00	0.01%	$9,888,638	0.17%		0.23%		0.01%
1.00	0.01	74,182	0.18		0.26		—	(f)
1.00	0.01	269,893	0.18		0.33		—	(f)
1.00	0.01	80,713	0.18		0.38		—	(f)
1.00	0.01	454,427	0.18		0.48		—	(f)
1.00	0.01	1,298,287	0.18		0.58		—	(f)
1.00	0.01	739,254	0.18		0.73		—	(f)
1.00	0.01	1	0.17		0.88		0.19
1.00	0.01	151,472	0.18		1.03		—	(f)

1.00	0.05	12,958,372	0.20		0.23		0.03
1.00	0.02	105,245	0.22		0.25		0.01
1.00	0.01	285,291	0.24		0.33		(0.01)
1.00	0.01	72,407	0.24		0.37		(0.01)
1.00	0.01	579,217	0.25		0.48		(0.01)
1.00	0.01	1,479,302	0.24	(d)	0.58	(d)	0.01	(d)
1.00	0.01	774,348	0.24		0.73		(0.01)
1.00	0.01	1	0.20	(d)	0.73	(d)	0.06	(d)
1.00	0.01	210,167	0.24	(d)	1.03	(d)	0.01	(d)

1.00	0.22	20,069,801	0.21	(d)	0.24	(d)	0.32	(d)
1.00	0.20	256,463	0.24	(d)	0.27	(d)	0.24	(d)
1.00	0.15	511,911	0.31	(d)	0.34	(d)	0.19	(d)
1.00	0.12	157,721	0.36	(d)	0.39	(d)	0.09	(d)
1.00	0.07	897,620	0.44	(d)	0.49	(d)	0.10	(d)
1.00	0.02	887,368	0.53	(d)	0.74	(d)	—	(d)(f)

1.00	2.48	31,185,150	0.21		0.24		2.34
1.00	2.45	89,863	0.24		0.27		2.29
1.00	2.38	491,371	0.31		0.34		2.32
1.00	2.33	36,379	0.36		0.39		1.99
1.00	2.22	1,470,423	0.46		0.49		2.01
1.00	1.97	1,331,954	0.71		0.74		1.88

1.00	5.07	15,074,711	0.20		0.23		4.92
1.00	5.04	1	0.23		0.26		4.91
1.00	4.97	315,256	0.30		0.33		4.80
1.00	4.91	7,941	0.35		0.38		4.77
1.00	4.81	586,405	0.45		0.48		4.71
1.00	4.55	946,214	0.70		0.73		4.42

1.00	4.87	8,565,756	0.20		0.23		4.77
1.00	4.84	1	0.23		0.26		4.60
1.00	4.77	132,530	0.30		0.33		4.66
1.00	4.72	3,613	0.35		0.38		4.62
1.00	4.61	754,867	0.45		0.48		4.54
1.00	4.35	778,820	0.70		0.73		4.27

The accompanying notes are an integral part of these financial statements.          67

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year - Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - FST Shares	$1.00	$—	(c)	$—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

2010 - FST Shares	1.00	0.001		(0.001)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.003	(e)	(0.003	)(e)
2009 - FST Select Shares	1.00	0.003	(e)	(0.003	)(e)
2009 - FST Preferred Shares	1.00	0.002	(e)	(0.002	)(e)
2009 - FST Capital Shares	1.00	0.002	(e)	(0.002	)(e)
2009 - FST Administration Shares	1.00	0.001	(e)	(0.001	)(e)
2009 - FST Service Shares	1.00	0.001	(e)	(0.001	)(e)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.025	(e)	(0.025	)(e)
2008 - FST Select Shares	1.00	0.025	(e)	(0.025	)(e)
2008 - FST Preferred Shares	1.00	0.024	(e)	(0.024	)(e)
2008 - FST Capital Shares	1.00	0.023	(e)	(0.023	)(e)
2008 - FST Administration Shares	1.00	0.022	(e)	(0.022	)(e)
2008 - FST Service Shares	1.00	0.020	(e)	(0.020	)(e)

2007 - FST Shares	1.00	0.050		(0.050)
2007 - FST Select Shares	1.00	0.050		(0.050)
2007 - FST Preferred Shares	1.00	0.049		(0.049)
2007 - FST Capital Shares	1.00	0.049		(0.049)
2007 - FST Administration Shares	1.00	0.047		(0.047)
2007 - FST Service Shares	1.00	0.045		(0.045)

2006 - FST Shares	1.00	0.049		(0.049)
2006 - FST Select Shares	1.00	0.048		(0.048)
2006 - FST Preferred Shares	1.00	0.047		(0.047)
2006 - FST Capital Shares	1.00	0.047		(0.047)
2006 - FST Administration Shares	1.00	0.046		(0.046)
2006 - FST Service Shares	1.00	0.043		(0.043)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Net investment income and distributions from net investment income contain $0.0005 and $(0.0005), and $0.001 and $(0.001), of net realized gains and distributions from net realized gains for the period ended August 31, 2009 and the fiscal year ended December 31, 2008, respectively.
(f)	Amount is less than 0.005% of average net assets.

68          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

							Ratio of
		Net assets	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)
value, end	Total	period	to average		to average		to average
of period	return(b)	(in 000s)	net assets		net assets		net assets

$1.00	0.04%	$20,959,643	0.18%		0.23%		0.04%
1.00	0.02	474,953	0.20		0.26		0.03
1.00	0.01	652,225	0.22		0.33		—	(f)
1.00	0.01	815,275	0.22		0.38		—	(f)
1.00	0.01	1,956,642	0.22		0.48		—	(f)
1.00	0.01	1	0.22		0.58		0.28
1.00	0.01	478,866	0.21		0.73		—	(f)
1.00	0.01	1	0.22		0.88		0.28
1.00	0.01	1	0.22		1.03		—	(f)

1.00	0.08	26,136,102	0.18		0.23		0.06
1.00	0.05	1,225,360	0.21		0.26		0.03
1.00	0.02	783,466	0.25		0.33		(0.01)
1.00	0.01	859,594	0.25		0.38		(0.01)
1.00	0.01	2,397,534	0.25		0.48		(0.02)
1.00	0.01	1	0.18	(d)	0.58	(d)	0.25	(d)
1.00	0.01	377,138	0.25		0.73		(0.02)
1.00	0.01	1	0.18	(d)	0.73	(d)	0.25	(d)
1.00	0.01	1	0.30	(d)	1.03	(d)	(0.18	)(d)

1.00	0.29	51,896,720	0.19	(d)	0.24	(d)	0.35	(d)
1.00	0.27	2,218,312	0.22	(d)	0.27	(d)	0.30	(d)
1.00	0.22	873,242	0.29	(d)	0.34	(d)	0.26	(d)
1.00	0.19	1,022,472	0.34	(d)	0.39	(d)	0.23	(d)
1.00	0.13	3,217,353	0.43	(d)	0.49	(d)	0.13	(d)
1.00	0.05	505,564	0.58	(d)	0.74	(d)	(0.01	)(d)

1.00	2.51	48,835,964	0.19		0.24		2.17
1.00	2.48	1,222,242	0.22		0.27		2.24
1.00	2.41	1,022,324	0.29		0.34		2.28
1.00	2.36	1,256,106	0.34		0.39		2.15
1.00	2.25	3,995,979	0.44		0.49		2.06
1.00	2.00	676,581	0.69		0.74		1.85

1.00	5.13	9,944,020	0.18		0.24		4.88
1.00	5.10	438,264	0.21		0.27		4.79
1.00	5.03	666,779	0.28		0.34		4.87
1.00	4.97	354,687	0.33		0.39		4.69
1.00	4.87	1,886,834	0.43		0.49		4.72
1.00	4.61	407,134	0.68		0.74		4.52

1.00	4.95	3,117,679	0.18		0.24		4.89
1.00	4.92	82,500	0.21		0.27		4.83
1.00	4.85	384,397	0.28		0.34		4.74
1.00	4.80	153,254	0.33		0.39		4.71
1.00	4.69	1,150,955	0.43		0.49		4.60
1.00	4.43	374,543	0.68		0.74		4.38

The accompanying notes are an integral part of these financial statements.          69

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year - Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - FST Shares	$1.00	$0.001		$(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

2010 - FST Shares	1.00	0.001		(0.001)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.004	(f)	(0.004	)(f)
2009 - FST Select Shares	1.00	0.004	(f)	(0.004	)(f)
2009 - FST Preferred Shares	1.00	0.003	(f)	(0.003	)(f)
2009 - FST Capital Shares	1.00	0.003	(f)	(0.003	)(f)
2009 - FST Administration Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Service Shares	1.00	0.001	(f)	(0.001	)(f)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.027		(0.027)
2008 - FST Select Shares	1.00	0.026		(0.026)
2008 - FST Preferred Shares	1.00	0.026		(0.026)
2008 - FST Capital Shares	1.00	0.025		(0.025)
2008 - FST Administration Shares	1.00	0.024		(0.024)
2008 - FST Service Shares	1.00	0.022		(0.022)

2007 - FST Shares	1.00	0.051		(0.051)
2007 - FST Select Shares	1.00	0.051		(0.051)
2007 - FST Preferred Shares	1.00	0.050		(0.050)
2007 - FST Capital Shares	1.00	0.050		(0.050)
2007 - FST Administration Shares	1.00	0.049		(0.049)
2007 - FST Service Shares	1.00	0.046		(0.046)

2006 - FST Shares	1.00	0.049		(0.049)
2006 - FST Select Shares	1.00	0.049		(0.049)
2006 - FST Preferred Shares	1.00	0.048		(0.048)
2006 - FST Capital Shares	1.00	0.047		(0.047)
2006 - FST Administration Shares	1.00	0.046		(0.046)
2006 - FST Service Shares	1.00	0.044		(0.044)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount is less than 0.005% of average net assets.
(f)	Net investment income and distributions from net investment income contain $0.0001 and $(0.0001) of net realized gains and distributions from net realized gains for the period ended August 31, 2009.

70          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

							Ratio of
		Net assets	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)
value, end	Total	period	to average		to average		to average
of period	return(b)	(in 000s)	net assets		net assets		net assets

$1.00	0.14%	$19,751,293	0.18%		0.23%		0.14%
1.00	0.11	212,150	0.21		0.26		0.10
1.00	0.04	57,885	0.28		0.33		0.04
1.00	0.02	47,555	0.31		0.38		0.01
1.00	0.01	567,818	0.32		0.48		—	(e)
1.00	0.01	10,572	0.29		0.58		—	(e)
1.00	0.01	148,341	0.31		0.73		—	(e)
1.00	0.01	1	0.28		0.88		0.32
1.00	0.01	1	0.40		1.03		(0.07)

1.00	0.13	15,510,366	0.18		0.23		0.10
1.00	0.10	368,196	0.21		0.26		0.11
1.00	0.04	97,072	0.27		0.33		0.03
1.00	0.02	81,640	0.29		0.38		—	(e)
1.00	0.01	780,326	0.30		0.48		(0.01)
1.00	0.01	1	0.40	(d)	0.58	(d)	0.01	(d)
1.00	0.01	173,360	0.29		0.73		(0.02)
1.00	0.01	1	0.18	(d)	0.73	(d)	0.31	(d)
1.00	0.01	1	0.48	(d)	0.97	(d)	(0.22	)(d)

1.00	0.38	21,878,982	0.21	(d)	0.26	(d)	0.55	(d)
1.00	0.36	42,778	0.24	(d)	0.29	(d)	0.60	(d)
1.00	0.32	87,673	0.31	(d)	0.36	(d)	0.46	(d)
1.00	0.28	76,008	0.36	(d)	0.41	(d)	0.38	(d)
1.00	0.22	1,415,175	0.45	(d)	0.51	(d)	0.23	(d)
1.00	0.11	472,480	0.62	(d)	0.76	(d)	0.15	(d)

1.00	2.70	18,340,321	0.19		0.24		2.74
1.00	2.67	54,085	0.22		0.27		2.80
1.00	2.60	87,841	0.29		0.34		2.75
1.00	2.54	50,112	0.34		0.39		2.59
1.00	2.44	684,773	0.44		0.49		2.51
1.00	2.19	559,707	0.69		0.74		2.24

1.00	5.26	22,000,123	0.18		0.23		5.12
1.00	5.23	82,832	0.21		0.26		5.14
1.00	5.15	161,635	0.28		0.33		5.02
1.00	5.10	54,022	0.33		0.38		4.92
1.00	5.00	1,175,106	0.43		0.48		4.87
1.00	4.74	648,195	0.68		0.73		4.63

1.00	4.99	13,911,751	0.18		0.23		4.92
1.00	4.96	28,066	0.21		0.26		4.87
1.00	4.89	97,638	0.28		0.33		4.80
1.00	4.84	13,006	0.33		0.38		4.69
1.00	4.73	616,511	0.43		0.48		4.65
1.00	4.47	486,455	0.68		0.73		4.42

The accompanying notes are an integral part of these financial statements.          71

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year - Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - FST Shares	$1.00	$0.001		$(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	— (c)
2011 - FST Capital Shares	1.00	—	(c)	— (c)
2011 - FST Administration Shares	1.00	—	(c)	— (c)
2011 - FST Premier Shares	1.00	—	(c)	— (c)
2011 - FST Service Shares	1.00	—	(c)	— (c)
2011 - FST Resource Shares	1.00	—	(c)	— (c)
2011 - FST Cash Management Shares	1.00	—	(c)	— (c)
2011 - FST Class B Shares	1.00	—	(c)	— (c)
2011 - FST Class C Shares	1.00	—	(c)	— (c)

2010 - FST Shares	1.00	0.001		(0.001)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	—	(c)	— (c)
2010 - FST Capital Shares	1.00	—	(c)	— (c)
2010 - FST Administration Shares	1.00	—	(c)	— (c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)
2010 - FST Service Shares	1.00	—	(c)	— (c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)
2010 - FST Class B Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)
2010 - FST Class C Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.003		(0.003)
2009 - FST Select Shares	1.00	0.003		(0.003)
2009 - FST Preferred Shares	1.00	0.003		(0.003)
2009 - FST Capital Shares	1.00	0.002		(0.002)
2009 - FST Administration Shares	1.00	0.002		(0.002)
2009 - FST Service Shares	1.00	0.001		(0.001)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.026	(e)	(0.026)
2008 - FST Select Shares	1.00	0.026	(e)	(0.026)
2008 - FST Preferred Shares	1.00	0.025	(e)	(0.025)
2008 - FST Capital Shares	1.00	0.025	(e)	(0.025)
2008 - FST Administration Shares	1.00	0.024	(e)	(0.024)
2008 - FST Service Shares	1.00	0.021	(e)	(0.021)

2007 - FST Shares	1.00	0.052		(0.052)
2007 - FST Select Shares	1.00	0.051		(0.051)
2007 - FST Preferred Shares	1.00	0.051		(0.051)
2007 - FST Capital Shares	1.00	0.050		(0.050)
2007 - FST Administration Shares	1.00	0.049		(0.049)
2007 - FST Service Shares	1.00	0.047		(0.047)

2006 - FST Shares	1.00	0.049		(0.049)
2006 - FST Select Shares	1.00	0.049		(0.049)
2006 - FST Preferred Shares	1.00	0.048		(0.048)
2006 - FST Capital Shares	1.00	0.047		(0.047)
2006 - FST Administration Shares	1.00	0.046		(0.046)
2006 - FST Service Shares	1.00	0.044		(0.044)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Reflects an increase of $0.002 per share and 0.22%, as a result of a voluntary and irrevocable capital infusion by Goldman Sachs.

72          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

								Ratio of
			Net assets	Ratio of		Ratio of		net investment
Net asset			end of	net expenses		total expenses		income (loss)
value, end	Total		period	to average		to average		to average
of period	return(b)		(in 000s)	net assets		net assets		net assets

$1.00	0.10%		$17,670,097	0.18%		0.23%		0.10%
1.00	0.07		151,663	0.21		0.26		0.07
1.00	0.02		406,827	0.26		0.33		0.02
1.00	0.01		179,018	0.28		0.38		0.01
1.00	0.01		2,875,584	0.27		0.48		0.01
1.00	0.01		1	0.23		0.58		0.30
1.00	0.01		762,833	0.27		0.73		0.01
1.00	0.01		147,232	0.27		0.88		0.01
1.00	0.01		1	0.32		1.03		0.03
1.00	0.01		7,762	0.27		1.23		0.01
1.00	0.01		32,646	0.27		1.23		0.01

1.00	0.12		22,977,394	0.18		0.23		0.10
1.00	0.09		106,849	0.21		0.26		0.06
1.00	0.04		350,484	0.26		0.33		0.01
1.00	0.02		325,649	0.28		0.38		(0.01)
1.00	0.01		3,194,694	0.29		0.48		(0.01)
1.00	0.01		1	0.34	(d)	0.58	(d)	0.11	(d)
1.00	0.01		757,826	0.29		0.73		(0.01)
1.00	0.01		7,827	0.36	(d)	1.23	(d)	0.02	(d)
1.00	0.01		29,973	0.36	(d)	1.23	(d)	0.01	(d)
1.00	0.01		134,763	0.35	(d)	0.73	(d)	0.01	(d)
1.00	0.01		1	0.36	(d)	1.03	(d)	(0.37	)(d)

1.00	0.32		30,756,777	0.23	(d)	0.28	(d)	0.47	(d)
1.00	0.30		99,249	0.26	(d)	0.31	(d)	0.48	(d)
1.00	0.25		1,226,201	0.33	(d)	0.38	(d)	0.40	(d)
1.00	0.22		568,066	0.38	(d)	0.43	(d)	0.37	(d)
1.00	0.16		3,986,524	0.47	(d)	0.53	(d)	0.24	(d)
1.00	0.06		873,287	0.63	(d)	0.78	(d)	0.12	(d)

1.00	2.64	(d)	25,218,329	0.19		0.24		2.72
1.00	2.61	(d)	95,807	0.22		0.27		2.77
1.00	2.54	(d)	1,385,336	0.29		0.34		2.55
1.00	2.49	(d)	777,173	0.34		0.39		2.48
1.00	2.39	(d)	4,060,108	0.44		0.49		2.45
1.00	2.13	(d)	1,398,311	0.69		0.74		2.19

1.00	5.28		36,224,153	0.18		0.23		5.13
1.00	5.24		267,150	0.21		0.26		5.13
1.00	5.17		1,154,660	0.28		0.33		5.05
1.00	5.12		787,305	0.33		0.38		5.00
1.00	5.01		5,865,430	0.43		0.48		4.90
1.00	4.75		2,097,006	0.68		0.73		4.65

1.00	4.99		18,138,487	0.18		0.23		4.88
1.00	4.96		290,680	0.21		0.26		4.94
1.00	4.89		1,772,244	0.28		0.33		4.79
1.00	4.83		588,310	0.33		0.38		4.78
1.00	4.73		4,610,331	0.43		0.48		4.64
1.00	4.47		1,679,837	0.68		0.73		4.41

The accompanying notes are an integral part of these financial statements.          73

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year - Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - FST Shares	$1.00	$—	(c)	$—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	—	(c)	—	(c)
2009 - FST Administration Shares	1.00	—	(c)	—	(c)
2009 - FST Service Shares	1.00	—	(c)	—	(c)
2009 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.016		(0.016	)(e)
2008 - FST Administration Shares	1.00	0.014		(0.014	)(e)
2008 - FST Service Shares	1.00	0.012		(0.012	)(e)
2008 - FST Cash Management Shares	1.00	0.011		(0.011	)(e)

2007 - FST Shares	1.00	0.031		(0.031	)(e)
2007 - FST Administration Shares	1.00	0.030		(0.030	)(e)
2007 - FST Service Shares	1.00	0.027		(0.027	)(e)
2007 - FST Cash Management Shares	1.00	0.026		(0.026	)(e)

2006 - FST Shares	1.00	0.029		(0.029	)(e)
2006 - FST Administration Shares	1.00	0.028		(0.028	)(e)
2006 - FST Service Shares	1.00	0.026		(0.026	)(e)
2006 - FST Cash Management Shares	1.00	0.023		(0.023	)(e)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount includes $0.00021, $0.00007 and $0.00028 of distributions from net realized gains for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively.

74          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

							Ratio of
		Net assets	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)
value, end	Total	period	to average		to average		to average
of period	return(b)	(in 000s)	net assets		net assets		net assets

$1.00	0.01%	$88,040	0.24%		0.50%		0.01%
1.00	0.01	145,131	0.24		0.65		0.01
1.00	0.01	2	0.24		0.90		0.11
1.00	0.01	1	0.24		1.50		0.09

1.00	0.01	83,316	0.30		0.46		0.01
1.00	0.01	160,396	0.30		0.61		0.01
1.00	0.01	2	0.30		0.86		0.04
1.00	0.01	1	0.30		0.96		(0.08)

1.00	0.04	67,911	0.44	(d)	0.49	(d)	0.06	(d)
1.00	0.01	244,701	0.49	(d)	0.64	(d)	0.01	(d)
1.00	0.01	2	0.52	(d)	0.89	(d)	0.01	(d)
1.00	0.01	1	0.52	(d)	1.49	(d)	(0.09	)(d)

1.00	1.60	147,340	0.44		0.46		1.56
1.00	1.45	499,754	0.59		0.61		1.42
1.00	1.21	445	0.82		0.86		0.72
1.00	1.05	1	0.84		1.46		1.18

1.00	3.20	176,449	0.43		0.44		3.14
1.00	3.05	494,463	0.58		0.59		2.99
1.00	2.79	2	0.83		0.84		2.73
1.00	2.62	1	1.00		1.44		2.64

1.00	3.03	130,302	0.43		0.44		2.90
1.00	2.87	420,875	0.58		0.59		2.82
1.00	2.62	2	0.83		0.84		2.56
1.00	2.44	10	1.00		1.44		2.35

The accompanying notes are an integral part of these financial statements.          75

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year - Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - FST Shares	$1.00	$—	(c)	$—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	—	(c)	—	(c)
2009 - FST Administration Shares	1.00	—	(c)	—	(c)
2009 - FST Service Shares	1.00	—	(c)	—	(c)
2009 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.017		(0.017	)(e)
2008 - FST Administration Shares	1.00	0.015		(0.015	)(e)
2008 - FST Service Shares	1.00	0.013		(0.013	)(e)
2008 - FST Cash Management Shares	1.00	0.011		(0.011	)(e)

2007 - FST Shares	1.00	0.032		(0.032	)(e)
2007 - FST Administration Shares	1.00	0.030		(0.030	)(e)
2007 - FST Service Shares	1.00	0.028		(0.028	)(e)
2007 - FST Cash Management Shares	1.00	0.026		(0.026	)(e)

2006 - FST Shares	1.00	0.030		(0.030	)(e)
2006 - FST Administration Shares	1.00	0.029		(0.029	)(e)
2006 - FST Service Shares	1.00	0.027		(0.027	)(e)
2006 - FST Cash Management Shares	1.00	0.023		(0.023	)(e)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount includes $0.0003, $0.00005 and $0.00008 of distributions from net realized gains for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively.

76          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

							Ratio of
		Net assets	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)
value, end	Total	period	to average		to average		to average
of period	return(b)	(in 000s)	net assets		net assets		net assets

$1.00	0.03%	$20,954	0.22%		0.55%		0.01%
1.00	0.03	140,452	0.22		0.70		0.01
1.00	0.03	1	0.22		0.95		0.28
1.00	0.03	1	0.22		1.55		0.08

1.00	0.03	49,859	0.30		0.46		0.01
1.00	0.03	127,395	0.30		0.61		0.01
1.00	0.03	1	0.30		0.86		0.01
1.00	0.03	1	0.30		0.96		(0.03)

1.00	0.04	50,211	0.42	(d)	0.49	(d)	0.07 (d)
1.00	0.01	243,215	0.47	(d)	0.64	(d)	0.02 (d)
1.00	0.01	76	0.47	(d)	0.89	(d)	0.02 (d)
1.00	0.01	1	0.48	(d)	1.49	(d)	0.02 (d)

1.00	1.70	76,958	0.44		0.47		1.67
1.00	1.55	418,830	0.59		0.62		1.48
1.00	1.30	76	0.84		0.87		1.41
1.00	1.14	1	0.90		1.47		1.11

1.00	3.24	56,353	0.43		0.46		3.20
1.00	3.09	253,295	0.58		0.61		3.04
1.00	2.83	468	0.83		0.86		2.79
1.00	2.66	1	1.00		1.46		2.65

1.00	3.04	36,521	0.43		0.45		2.92
1.00	2.89	331,793	0.58		0.60		2.86
1.00	2.63	456	0.83		0.85		2.67
1.00	2.46	1,507	1.00		1.45		2.33

The accompanying notes are an integral part of these financial statements.          77

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year - Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - FST Shares	$1.00	$0.001		$(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

2010 - FST Shares	1.00	0.002		(0.002)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	0.001		(0.001)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.003		(0.003)
2009 - FST Select Shares	1.00	0.002		(0.002)
2009 - FST Preferred Shares	1.00	0.002		(0.002)
2009 - FST Capital Shares	1.00	0.002		(0.002)
2009 - FST Administration Shares	1.00	0.001		(0.001)
2009 - FST Service Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.020		(0.020	)(e)
2008 - FST Select Shares	1.00	0.020		(0.020	)(e)
2008 - FST Preferred Shares	1.00	0.019		(0.019	)(e)
2008 - FST Capital Shares	1.00	0.018		(0.018	)(e)
2008 - FST Administration Shares	1.00	0.017		(0.017	)(e)
2008 - FST Service Shares	1.00	0.015		(0.015	)(e)

2007 - FST Shares	1.00	0.035		(0.035	)(e)
2007 - FST Select Shares	1.00	0.035		(0.035	)(e)
2007 - FST Preferred Shares	1.00	0.034		(0.034	)(e)
2007 - FST Capital Shares	1.00	0.033		(0.033	)(e)
2007 - FST Administration Shares	1.00	0.032		(0.032	)(e)
2007 - FST Service Shares	1.00	0.030		(0.030	)(e)

2006 - FST Shares	1.00	0.033		(0.033	)(e)
2006 - FST Select Shares	1.00	0.032		(0.032	)(e)
2006 - FST Preferred Shares	1.00	0.032		(0.032	)(e)
2006 - FST Capital Shares	1.00	0.031		(0.031	)(e)
2006 - FST Administration Shares	1.00	0.030		(0.030	)(e)
2006 - FST Service Shares	1.00	0.028		(0.028	)(e)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount includes $0.0001, $0.0008 and $0.00004 of distributions from net realized gains for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively.

78          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

							Ratio of
		Net assets	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income
value, end	Total	period	to average		to average		to average
of period	return(b)	(in 000s)	net assets		net assets		net assets

$1.00	0.10%	$6,489,440	0.18%		0.23%		0.09%
1.00	0.07	44,349	0.21		0.26		0.07
1.00	0.03	24,222	0.25		0.33		0.02
1.00	0.02	4,945	0.26		0.38		0.01
1.00	0.02	379,465	0.26		0.48		0.01
1.00	0.02	564,168	0.26		0.58		0.01
1.00	0.02	30,063	0.27		0.73		0.01
1.00	0.02	22,464	0.25		0.88		0.01
1.00	0.02	1	0.31		1.03		0.11

1.00	0.15	8,900,260	0.18		0.23		0.14
1.00	0.12	51,856	0.21		0.26		0.11
1.00	0.06	42,240	0.28		0.33		0.04
1.00	0.03	10,406	0.30		0.37		0.02
1.00	0.02	315,835	0.33		0.48		0.01
1.00	0.01	544,328	0.30	(d)	0.57	(d)	0.01	(d)
1.00	0.02	44,690	0.31		0.73		0.01
1.00	0.01	14,282	0.32	(d)	0.73	(d)	0.01	(d)
1.00	0.01	1	0.40	(d)	1.02	(d)	0.04	(d)

1.00	0.25	9,416,370	0.21	(d)	0.26	(d)	0.37	(d)
1.00	0.23	85,670	0.24	(d)	0.29	(d)	0.33	(d)
1.00	0.18	45,223	0.31	(d)	0.36	(d)	0.30	(d)
1.00	0.15	162,752	0.36	(d)	0.41	(d)	0.24	(d)
1.00	0.09	308,305	0.45	(d)	0.51	(d)	0.14	(d)
1.00	0.01	71,451	0.61	(d)	0.76	(d)	0.03	(d)

1.00	2.00	9,657,508	0.18		0.24		1.95
1.00	1.97	40,707	0.21		0.27		1.98
1.00	1.89	82,211	0.28		0.34		1.87
1.00	1.84	294,058	0.33		0.39		1.84
1.00	1.74	362,529	0.43		0.49		1.73
1.00	1.49	280,303	0.68		0.74		1.52

1.00	3.56	9,069,558	0.18		0.23		3.49
1.00	3.53	71,395	0.21		0.26		3.47
1.00	3.46	220,538	0.28		0.33		3.37
1.00	3.41	317,742	0.33		0.38		3.30
1.00	3.30	757,798	0.43		0.48		3.23
1.00	3.05	332,251	0.68		0.73		2.98

1.00	3.32	6,243,612	0.18		0.23		3.25
1.00	3.29	101,244	0.21		0.26		3.21
1.00	3.22	326,624	0.28		0.33		3.19
1.00	3.17	423,215	0.33		0.38		3.12
1.00	3.07	323,201	0.43		0.48		3.01
1.00	2.81	172,468	0.68		0.73		2.77

The accompanying notes are an integral part of these financial statements.          79

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset				Distributions
	value,	Net			from net
	beginning	investment			investment
Year - Share Class	of period	income (loss)			income(a)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - FST Shares	$1.00	$	—(c	)	$	—(c	)
2011 - FST Select Shares	1.00		—(c	)		—(c	)
2011 - FST Preferred Shares	1.00		—(c	)		—(c	)
2011 - FST Capital Shares	1.00		—(c	)		—(c	)
2011 - FST Administration Shares	1.00		—(c	)		—(c	)
2011 - FST Premier Shares	1.00		—(c	)		—(c	)
2011 - FST Service Shares	1.00		—(c	)		—(c	)
2011 - FST Resource Shares	1.00		—(c	)		—(c	)
2011 - FST Cash Management Shares	1.00		—(c	)		—(c	)

2010 - FST Shares	1.00		—(c	)		—(c	)
2010 - FST Select Shares	1.00		—(c	)		—(c	)
2010 - FST Preferred Shares	1.00		—(c	)		—(c	)
2010 - FST Capital Shares	1.00		—(c	)		—(c	)
2010 - FST Administration Shares	1.00		—(c	)		—(c	)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00		—(c	)		—(c	)
2010 - FST Service Shares	1.00		—(c	)		—(c	)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00		—(c	)		—(c	)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00		—(c	)		—(c	)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00		0.001(f	)		(0.001	)(f)
2009 - FST Select Shares	1.00		0.001(f	)		(0.001	)(f)
2009 - FST Preferred Shares	1.00		0.001(f	)		(0.001	)(f)
2009 - FST Capital Shares	1.00		—(c	)(f)		—(c	)(f)
2009 - FST Administration Shares	1.00		—(c	)(f)		—(c	)(f)
2009 - FST Service Shares	1.00		—(c	)(f)		—(c	)(f)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00		0.016(f	)		(0.016	)(f)
2008 - FST Select Shares	1.00		0.015(f	)		(0.015	)(f)
2008 - FST Preferred Shares	1.00		0.015(f	)		(0.015	)(f)
2008 - FST Capital Shares	1.00		0.014(f	)		(0.014	)(f)
2008 - FST Administration Shares	1.00		0.013(f	)		(0.013	)(f)
2008 - FST Service Shares	1.00		0.011(f	)		(0.011	)(f)

2007 - FST Shares	1.00		0.044(f	)		(0.044	)(f)
2007 - FST Select Shares	1.00		0.043(f	)		(0.043	)(f)
2007 - FST Preferred Shares	1.00		0.043(f	)		(0.043	)(f)
2007 - FST Capital Shares	1.00		0.042(f	)		(0.042	)(f)
2007 - FST Administration Shares	1.00		0.041(f	)		(0.041	)(f)
2007 - FST Service Shares	1.00		0.039(f	)		(0.039	)(f)

2006 - FST Shares	1.00		0.046			(0.046)
2006 - FST Select Shares	1.00		0.045			(0.045)
2006 - FST Preferred Shares	1.00		0.045			(0.045)
2006 - FST Capital Shares	1.00		0.044			(0.044)
2006 - FST Administration Shares	1.00		0.043			(0.043)
2006 - FST Service Shares	1.00		0.041			(0.041)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount is less than 0.005% of average net assets.
(f)	Net investment income and distributions from net investment income contain $0.0008 and $(0.0008), $0.002 and $(0.002), and $0.001 and $(0.001) of net realized gains and distributions from net realized gains for the period ended August 31, 2009 and the fiscal years ended December 31, 2008 and December 31, 2007, respectively.

80          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

							Ratio of
		Net assets	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)
value, end	Total	period	to average		to average		to average
of period	return(b)	(in 000s)	net assets		net assets		net assets

$1.00	0.01%	$20,395,424	0.11%		0.23%		—	%(e)
1.00	0.01	139,086	0.11		0.26		—	(e)
1.00	0.01	193,741	0.11		0.33		—	(e)
1.00	0.01	170,654	0.11		0.38		—	(e)
1.00	0.01	1,279,893	0.11		0.48		—	(e)
1.00	0.01	429,876	0.11		0.58		—	(e)
1.00	0.01	298,809	0.11		0.73		—	(e)
1.00	0.01	1	0.11		0.88		0.19
1.00	0.01	1	0.11		1.03		0.23

1.00	0.01	16,123,700	0.14		0.23		(0.01)
1.00	0.01	184,151	0.14		0.26		(0.02)
1.00	0.01	309,220	0.14		0.33		(0.02)
1.00	0.01	110,983	0.14		0.38		(0.01)
1.00	0.01	1,427,256	0.14		0.48		(0.02)
1.00	0.01	370,801	0.14	(d)	0.58	(d)	—	(d)(e)
1.00	0.01	297,319	0.14		0.73		(0.01)
1.00	0.01	1	0.14	(d)	0.58	(d)	—	(d)(e)
1.00	0.01	1	0.14	(d)	0.73	(d)	0.09	(d)

1.00	0.10	18,393,881	0.20	(d)	0.23	(d)	0.04	(d)
1.00	0.08	173,590	0.23	(d)	0.26	(d)	—	(d)(e)
1.00	0.05	321,168	0.27	(d)	0.33	(d)	(0.04	)(d)
1.00	0.03	65,817	0.30	(d)	0.38	(d)	(0.06	)(d)
1.00	0.02	1,476,015	0.34	(d)	0.48	(d)	(0.09	)(d)
1.00	0.01	234,595	0.35	(d)	0.73	(d)	(0.11	)(d)

1.00	1.57	32,591,735	0.21		0.24		1.05
1.00	1.54	135,437	0.24		0.27		1.01
1.00	1.47	356,612	0.31		0.34		1.15
1.00	1.42	173,751	0.36		0.39		0.64
1.00	1.32	3,083,313	0.46		0.49		0.97
1.00	1.09	612,105	0.69		0.74		0.84

1.00	4.46	9,282,486	0.20		0.24		3.91
1.00	4.43	29,548	0.23		0.27		4.24
1.00	4.36	219,365	0.30		0.34		4.07
1.00	4.31	20,939	0.35		0.39		4.16
1.00	4.20	1,552,156	0.45		0.49		3.89
1.00	3.94	658,252	0.70		0.74		3.51

1.00	4.66	1,907,998	0.20		0.24		4.60
1.00	4.63	33,599	0.23		0.27		4.82
1.00	4.55	161,504	0.30		0.34		4.48
1.00	4.50	17,946	0.35		0.39		4.45
1.00	4.40	869,388	0.45		0.49		4.37
1.00	4.14	218,354	0.70		0.74		4.05

The accompanying notes are an integral part of these financial statements.          81

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year - Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - FST Shares	$1.00	$—	(c)	$— (c)
2011 - FST Select Shares	1.00	—	(c)	— (c)
2011 - FST Preferred Shares	1.00	—	(c)	— (c)
2011 - FST Capital Shares	1.00	—	(c)	— (c)
2011 - FST Administration Shares	1.00	—	(c)	— (c)
2011 - FST Premier Shares	1.00	—	(c)	— (c)
2011 - FST Service Shares	1.00	—	(c)	— (c)
2011 - FST Resource Shares	1.00	—	(c)	— (c)
2011 - FST Cash Management Shares	1.00	—	(c)	— (c)

2010 - FST Shares	1.00	—	(c)	— (c)
2010 - FST Select Shares	1.00	—	(c)	— (c)
2010 - FST Preferred Shares	1.00	—	(c)	— (c)
2010 - FST Capital Shares	1.00	—	(c)	— (c)
2010 - FST Administration Shares	1.00	—	(c)	— (c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)
2010 - FST Service Shares	1.00	—	(c)	— (c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.001		(0.001)
2009 - FST Select Shares	1.00	0.001		(0.001)
2009 - FST Preferred Shares	1.00	0.001		(0.001)
2009 - FST Capital Shares	1.00	0.001		(0.001)
2009 - FST Administration Shares	1.00	—	(c)	— (c)
2009 - FST Service Shares	1.00	—	(c)	— (c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.016		(0.016)
2008 - FST Select Shares	1.00	0.016		(0.016)
2008 - FST Preferred Shares	1.00	0.015		(0.015)
2008 - FST Capital Shares	1.00	0.015		(0.015)
2008 - FST Administration Shares	1.00	0.014		(0.014)
2008 - FST Service Shares	1.00	0.012		(0.012)

2007 - FST Shares	1.00	0.047		(0.047)
2007 - FST Select Shares	1.00	0.047		(0.047)
2007 - FST Preferred Shares	1.00	0.046		(0.046)
2007 - FST Capital Shares	1.00	0.045		(0.045)
2007 - FST Administration Shares	1.00	0.044		(0.044)
2007 - FST Service Shares	1.00	0.042		(0.042)

2006 - FST Shares	1.00	0.048		(0.048)
2006 - FST Select Shares	1.00	0.047		(0.047)
2006 - FST Preferred Shares	1.00	0.047		(0.047)
2006 - FST Capital Shares	1.00	0.046		(0.046)
2006 - FST Administration Shares	1.00	0.045		(0.045)
2006 - FST Service Shares	1.00	0.043		(0.043)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

82          The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

							Ratio of
		Net assets	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)
value, end	Total	period	to average		to average		to average
of period	return(b)	(in 000s)	net assets		net assets		net assets

$1.00	0.01%	$7,991,142	0.15%		0.23%		0.01%
1.00	0.01	197,349	0.15		0.26		0.01
1.00	0.01	141,554	0.15		0.33		0.01
1.00	0.01	142,775	0.15		0.38		0.01
1.00	0.01	1,676,083	0.15		0.48		0.01
1.00	0.01	121,171	0.15		0.58		0.01
1.00	0.01	1,318,792	0.15		0.73		0.01
1.00	0.01	1	0.15		0.88		0.23
1.00	0.01	1	0.15		1.03		0.10

1.00	0.04	8,654,414	0.19		0.22		—	(d)
1.00	0.02	199,595	0.21		0.25		(0.03)
1.00	0.01	206,610	0.21		0.32		(0.03)
1.00	0.01	223,476	0.21		0.37		(0.02)
1.00	0.01	1,875,928	0.21		0.47		(0.02)
1.00	0.01	125,136	0.21	(e)	0.57	(e)	0.13	(e)
1.00	0.01	1,232,186	0.21		0.72		(0.02)
1.00	0.01	1	0.19	(e)	0.72	(e)	0.10	(e)
1.00	0.01	1	0.20	(e)	1.02	(e)	(0.04	)(e)

1.00	0.14	16,942,168	0.20	(e)	0.23	(e)	0.07	(e)
1.00	0.12	670,028	0.23	(e)	0.26	(e)	(0.01	)(e)
1.00	0.08	304,897	0.29	(e)	0.33	(e)	(0.02	)(e)
1.00	0.06	330,368	0.33	(e)	0.38	(e)	(0.05	)(e)
1.00	0.02	2,196,762	0.37	(e)	0.48	(e)	(0.10	)(e)
1.00	0.01	1,058,820	0.41	(e)	0.73	(e)	(0.12	)(e)

1.00	1.64	12,010,372	0.21		0.24		1.51
1.00	1.61	32,927	0.24		0.27		0.42
1.00	1.54	246,788	0.31		0.34		1.46
1.00	1.49	360,461	0.36		0.39		1.30
1.00	1.39	1,995,689	0.46		0.49		1.40
1.00	1.17	1,357,797	0.67		0.74		1.17

1.00	4.80	11,652,689	0.20		0.24		4.32
1.00	4.77	26	0.23		0.27		4.62
1.00	4.70	646,792	0.30		0.34		4.52
1.00	4.65	318,665	0.35		0.39		4.39
1.00	4.54	2,787,538	0.45		0.49		4.44
1.00	4.28	1,837,123	0.70		0.74		4.19

1.00	4.86	1,855,829	0.20		0.24		4.79
1.00	4.83	4	0.23		0.27		4.75
1.00	4.76	776,080	0.30		0.34		4.69
1.00	4.71	90,897	0.35		0.39		4.79
1.00	4.60	2,353,384	0.45		0.49		4.55
1.00	4.34	1,821,459	0.70		0.74		4.31

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements
August 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-Diversified

Federal, Government, Money Market, Tax-Free Money Market, Treasury Instruments and Treasury Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management	Diversified

Prime Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Class B, FST Class C, FST Resource and FST Cash Management	Diversified

Tax-Exempt California and Tax-Exempt New York	FST, FST Administration, FST Service and FST Cash Management	Non-Diversified

FST Class B and FST Class C Shares are generally not available for purchase, although shareholders invested in Class B and Class C Shares of other Goldman Sachs Funds may exchange their shares for FST Class B and FST Class C Shares, respectively (and shareholders of FST Class B and FST Class C Shares may continue to reinvest dividends and capital gains into FST Class B and FST Class C Shares, respectively). FST Class B Shares may be subject to a contingent deferred sales charge (“CDSC”) that may start at a rate as high as 5% in the first year and decline to 1% in the sixth year before being eliminated thereafter, depending upon the date the original shares subject to the CDSC were acquired (along with the CDSC schedule applicable to those original shares). FST Class C Shares are subject to a CDSC of 1% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances established by the trustees, GSAM evaluates the difference between the Funds’ net asset value per share (“NAV”) based upon the amortized cost of the Funds’ securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B. Investment Transactions, and Investment Income — Investment transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Investment income and accumulated unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of settled shares of each class.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, Administration, and Service fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds. Long-term capital gain distributions, if any, are declared and paid annually.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Funds’ distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Forward Commitment Transactions — The Funds may enter into forward commitment transactions which involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement. The purchased securities in the forward commitment transactions do not begin to accrue interest income until the settlement date of these securities. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations when entering into a forward commitment.

F. Repurchase Agreements — Certain Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of August 31, 2011. While assets are reported at amortized cost, the Levels below are based on valuation characteristics of the investments’ market value.

FEDERAL	Level 1	Level 2	Level 3

U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$914,073,482	$11,187,143,137	$—

GOVERNMENT	Level 1	Level 2	Level 3

U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$148,372,585	$12,782,602,194	$—
Corporate Obligations (including repurchase agreements)	—	13,367,358,311	—

Total	$148,372,585	$26,149,960,505	$—

MONEY MARKET	Level 1	Level 2	Level 3

U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$8,759,556	$2,373,899,272	$—
Corporate Obligations (including repurchase agreements and time deposits)	—	16,041,452,535	—
Municipal Debt Obligations	—	2,708,121,000	—

Total	$8,759,556	$21,123,472,807	$—

PRIME OBLIGATIONS	Level 1	Level 2	Level 3

U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$8,808,609	$3,456,420,051	$—
Corporate Obligations (including repurchase agreements and time deposits)	—	14,665,926,271	—
Municipal Debt Obligations	—	4,648,485,900	—

Total	$8,808,609	$22,770,832,222	$—

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

PRIME OBLIGATIONS	Level 1	Level 2	Level 3

TAX-EXEMPT CALIFORNIA	Level 1	Level 2	Level 3

Municipal Debt Obligations	$—	$232,405,014	$—

TAX-EXEMPT NEW YORK	Level 1	Level 2	Level 3

Municipal Debt Obligations	$—	$162,372,715	$—

TAX-FREE MONEY MARKET	Level 1	Level 2	Level 3

Municipal Debt Obligations	$—	$7,492,884,791	$—

TREASURY INSTRUMENTS	Level 1	Level 2	Level 3

U.S. Treasury Obligations	$23,534,383,854	$—	$—

TREASURY OBLIGATIONS	Level 1	Level 2	Level 3

U.S. Treasury Obligations	$2,184,077,299	$—	$—
Corporate Obligations (including repurchase agreements)	—	9,370,000,000

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

The Fund Contractual Fee Table on the following pages summarizes the relevant contractual fee arrangements.

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B. Administration, Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and Shareholder Administration Plans (the “Plans”) to allow FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management Shares (“CMS”) to compensate service organizations for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C. Distribution and Service Plans — The Trust, on behalf of the Prime Obligations Fund’s FST Class B and FST Class C Shares, has adopted Distribution and Service Plans. Under the respective Distribution and Service Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly from the Prime Obligations Fund’s FST Class B and FST Class C Shares for distribution services and personal and account maintenance services. These fees are equal to an annual percentage rate of the average daily net assets attributable to both FST Class B and FST Class C Shares, which may then be paid by Goldman Sachs to authorized dealers.
The Trust, on behalf of the FST Resource Shares and FST CMS of each applicable Fund, has adopted Distribution Plans. Under the Distribution Plans, Goldman Sachs is entitled to a monthly fee from the applicable Fund’s FST Resource and FST CMS

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

for distribution services equal to an annual percentage rate of the average daily net assets attributable to FST Resource and FST CMS, which may then be paid by Goldman Sachs to authorized dealers.

D. Distribution Agreement — Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor receives no additional compensation other than retained amounts related to the Distribution and Service Plans and the portion of the Prime Obligations Fund’s FST Class B and FST Class C Shares’ CDSCs that it retains. During the fiscal year ended August 31, 2011, Goldman Sachs has advised that it retained approximately $3,242 in CDSCs from FST Class C Shares only (there were no CDSCs retained from FST Class B Shares).

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is calculated daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F. Other Agreements — GSAM has agreed to limit certain “Other Expense” of the Funds (except for the Tax-Exempt California and Tax-Exempt New York Funds) (excluding management fees, transfer agent fees and expenses, FST Class B and FST Class C distribution and service fees, FST Select fees, FST Preferred fees, FST Capital fees, FST Administration fees, FST Premier fees, FST Service fees, FST Resource fees, FST CMS fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.014% of each Fund’s average daily net assets. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense reimbursements will remain in place through at least December 29, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian, which may result in a reduction in the Funds’ expenses. These amounts are determined by the amount of cash balances at the custodian.
GSAM has agreed to reduce or limit the total operating expenses of the Tax-Exempt California and Tax-Exempt New York Funds (excluding Distribution, Administration, Service and Shareholder Administration plan fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) such that total operating expenses will not exceed 0.434% of each Fund’s average daily net assets. Such expense reimbursements, if any, are accrued daily and paid monthly. These expense reimbursements will remain in place through at least December 29, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Tax-Exempt California and Tax-Exempt New York Funds have entered into certain offset agreements with the custodian and transfer agent, which may result in a further reduction of the Funds’ net expenses.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds (except the Tax-Exempt California and Tax-Exempt New York Funds) are as follows:

	All Funds Except Tax-Exempt California and Tax-Exempt New York Funds
		FST	FST	FST	FST	FST	FST	FST		FST	FST
	FST	Select	Preferred	Capital	Administration	Premier	Service	Resource	FST	Class B	Class C
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	CMS	Shares(c)	Shares(c)

Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%

Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.50	0.50	0.50	N/A	N/A

Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15 (a)	0.30 (a)	1.00 (b)	1.00 (b)

Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

N/A — Fees not applicable to respective share class

(a)	Distribution (12b-1) fee only.
(b)	Consists of fees paid for distribution services and personal and account maintenance services equal to 0.75 and 0.25, respectively.
(c)	Prime Obligations Fund only.

The contractual annualized rates for the Tax-Exempt California and Tax-Exempt New York Funds are as follows:

		FST	FST
	FST	Administration	Service	FST
	Shares	Shares	Shares	CMS

Management Fee	0.35%	0.35%	0.35%	0.35%

Administration, Service and/or Shareholder Administration Fees	N/A	0.15	0.40	0.50

Distribution (12b-1) Fees	N/A	N/A	N/A	0.50

Transfer Agency Fee	0.01	0.01	0.01	0.01

N/A — Fees not applicable to respective share class

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund Effective Net Expenses (After Waivers and Reimbursements)

During the fiscal year ended August 31, 2011, GSAM and Goldman Sachs (as applicable) voluntarily agreed to waive all or a portion of the management fees, respective class-specific fees (consisting of Distribution and/or Service, Administration, Service and/or Shareholder Administration Plan fees) and transfer agency fees attributable to the Funds. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable), with the exception of (i) GSAM’s agreement not to impose a portion of the management fee equal annually to 0.025% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and 0.045% of the Prime Obligations, Money Market, Government and Tax-Free Money Market Funds’ average daily net assets, and (ii) Goldman Sachs’ agreement to limit the amount of annual distribution fees payable by Tax-Exempt California and Tax-Exempt New York Funds to 0.07% of each Fund’s average daily net assets attributable to FST CMS. The following tables outline such fees (net of any waivers) and Other Expenses (net of reimbursements and custodian fee credit reductions) in order to determine each Fund’s ratio of net expenses for the fiscal year ended August 31, 2011. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2011
		FST	FST	FST	FST	FST	FST	FST		FST	FST
	FST	Select	Preferred	Capital	Administration	Premier	Service	Resource	FST	Class B	Class C
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	CMS	Shares	Shares

Prime Obligations
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.03	0.08	0.10	0.09	0.05	0.09	0.00	0.00	N/A	N/A
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.09	0.14	0.09	0.09
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.18	0.21	0.26	0.28	0.27	0.23	0.27	0.27	0.32	0.27	0.27

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2011
		FST	FST	FST	FST	FST	FST	FST
	FST	Select	Preferred	Capital	Administration	Premier	Service	Resource	FST
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	CMS

Federal
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.01	0.01	0.01	0.01	0.01	0.01	0.00	0.01
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.17	0.18	0.18	0.18	0.18	0.18	0.18	0.17	0.18

Government
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.02	0.04	0.04	0.04	0.04	0.03	0.04	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.04
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.18	0.20	0.22	0.22	0.22	0.22	0.21	0.22	0.22

Money Market
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.13	0.14	0.11	0.13	0.10	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.22
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.18	0.21	0.28	0.31	0.32	0.29	0.31	0.28	0.40

Tax-Exempt California
Management Fee(a)	0.17%	N/A	N/A	N/A	0.17%	N/A	0.17%	N/A	0.17%
Administration Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.07	N/A	N/A	N/A	0.07	N/A	0.07	N/A	0.07

Net Expenses	0.24	N/A	N/A	N/A	0.24	N/A	0.24	N/A	0.24

N/A — Fees not applicable to, or the Fund does not offer, respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2011
		FST	FST	FST	FST	FST	FST	FST
	FST	Select	Preferred	Capital	Administration	Premier	Service	Resource	FST
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	CMS

Tax-Exempt New York
Management Fee(a)	0.15%	N/A	N/A	N/A	0.15%	N/A	0.15%	N/A	0.15%
Administration Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.07	N/A	N/A	N/A	0.07	N/A	0.07	N/A	0.07

Net Expenses	0.22	N/A	N/A	N/A	0.22	N/A	0.22	N/A	0.22

Tax-Free Money Market
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.03	0.07	0.08	0.08	0.08	0.09	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.07	0.13
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.18	0.21	0.25	0.26	0.26	0.26	0.27	0.25	0.31

Treasury Instruments
Management Fee(a)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11

Treasury Obligations
Management Fee(a)	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15

N/A — Fees not applicable to, or the Fund does not offer, respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2011, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

			Distribution,
			Administration,
			Service and/or
			Shareholder
		Transfer	Administration		Other	Total
	Management	Agent Fee	Plan Fee	Custody Fee	Expense	Expense
Fund	Fee Waivers	Waivers	Waivers	Reduction	Reimbursements	Reductions

Federal	$6,810	$840	$11,483	$14	$—	$19,147

Government	15,517	649	8,222	25	—	24,413

Money Market	8,921	—	1,448	2	—	10,371

Prime Obligations	10,288	3	9,065	2	—	19,358

Tax-Exempt California	451	25	243	—	168	887

Tax-Exempt New York	341	17	194	—	208	760

Tax-Free Money Market	4,678	102	2,370	2	—	7,152

Treasury Instruments	20,699	1,966	6,927	73	—	29,665

Treasury Obligations	8,131	796	10,627	11	—	19,565

As of August 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

			Distribution
	Management	Transfer	and Service
Fund	Fees	Agent Fees	Fees	Total

Federal	$1,168	$—	$—	$1,168

Government	3,055	46	—	3,101

Money Market	2,637	165	—	2,802

Prime Obligations	2,906	182	3	3,091

Tax-Exempt California	21	—	—	21

Tax-Exempt New York	15	—	—	15

Tax-Free Money Market	1,043	59	—	1,102

Treasury Instruments	804	—	—	804

Treasury Obligations	719	—	—	719

H. Line of Credit Facility — As of August 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2011, the Funds did not have any borrowings under the facility.

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2011 was as follows:

							Tax-Free
			Money	Prime	Tax-Exempt	Tax-Exempt	Money	Treasury	Treasury
	Federal	Government	Market	Obligations	California	New York	Market	Instruments	Obligations

Distribution paid from:
Ordinary Income	$1,858,130	$13,051,627	$26,143,595	$19,547,777	$13,524	$34,032	$643,698	$1,397,493	$1,447,670
Net long-term capital gains	—	—	—	—	—	—	321,849	5,639	—
Tax-Exempt Income	—	—	—	—	18,599	13,140	8,107,083	—	—

Total distributions	$1,858,130	$13,051,627	$26,143,595	$19,547,777	$32,123	$47,172	$9,072,630	$1,403,132	$1,447,670

The tax character of distributions paid during the fiscal year ended August 31, 2010 was as follows:

							Tax-Free
			Money	Prime	Tax-Exempt	Tax-Exempt	Money	Treasury	Treasury
	Federal	Government	Market	Obligations	California	New York	Market	Instruments	Obligations

Distribution paid from:
Ordinary Income	$8,027,941	$33,259,107	$22,169,845	$28,849,266	$—	$19,180	$597,676	$2,254,990	$6,223,138
Net long-term capital gains	—	—	—	—	—	27,167	597,676	—	—
Tax-Exempt Income	—	—	—	—	25,072	21,347	12,969,880	—	—

Total distributions	$8,027,941	$33,259,107	$22,169,845	$28,849,266	$25,072	$67,694	$14,165,232	$2,254,990	$6,223,138

As of August 31, 2011, the components of accumulated earnings on a tax basis were as follows:

							Tax-Free
			Money	Prime	Tax-Exempt	Tax-Exempt	Money	Treasury	Treasury
	Federal	Government	Market	Obligations	California	New York	Market	Instruments	Obligations

Undistributed ordinary
income — net	$51,150	$179,536	$748,196	$597,163	$5,668	—	$166,847	$44,044	$31,576
Undistributed Tax Exempt
Income — net	—	—	—	—	17	348	43,905	—	—
Undistributed long-term capital
Gains	—	—	—	—	1,034	—	157,892	—	—

Total undistributed earnings	$51,150	$179,536	$748,196	$597,163	$6,719	$348	$368,644	$44,044	$31,576

Capital loss carryforward:(1)
Expiring 2016	—	—	—	(134,708)	—	—	—	—	—
Expiring 2019	—	—	—	—	—	(1,876)	—	—	—
Timing differences (Dividend payable)	(19,438)	(108,319)	(692,882)	(483,265)	(17)	(16)	(43,905)	(44,044)	(31,576)

Total accumulated earnings (losses) — net	$31,712	$71,217	$55,314	$(20,810)	$6,702	$(1,544)	$324,739	$—	$—

(1)	Expiration occurs on August 31 of the year indicated. The Prime Obligations Fund utilized $666,527 of capital losses in the current fiscal year.

The amortized cost of each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

5. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations.

		Accumulated
	Accumulated	Undistributed
	Net Realized	Net Investment
Fund	Gain (Loss)	Income (Loss)

Government	$50,331	$(50,331)

Prime Obligations	654,794	(654,794)

Tax-Exempt New York	310	(310)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Interest Rate Risk — In a low interest rate environment, low yields on a Fund’s holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders. As a result, GSAM and/or Goldman Sachs may voluntarily agree to waive a significant portion of certain fees (such as FST Class B and FST Class C Distribution and Service fees, FST Select fees, FST Preferred fees, FST Capital fees, FST Administration fees, FST Premier fees, FST Service fees, FST Resource fees, FST CMS fees, transfer agency and management fees) which can fluctuate daily.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Geographic Risk — The Tax-Exempt California, Tax-Exempt New York and Tax-Free Money Market Funds have the ability to invest a large percentage of their assets in obligations of issuers within certain states, which makes them subject to possible risks associated with economic, political or legal developments or industrial or regional matters specifically affecting such states. In particular, the Tax-Exempt California and Tax-Exempt New York Funds may be affected by adverse events affecting these states’ economies. If California, New York or any of their local governmental entities are unable to meet their financial obligations, the Funds’ income, NAV and ability to preserve capital or liquidity could be adversely affected.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity as follows:

	Federal Fund
	For the Fiscal Year	For the Fiscal Year
	Ended August 31, 2011	Ended August 31, 2010

FST Shares
Shares sold	45,195,909,412	61,580,663,393
Reinvestment of distributions	1,081,067	5,877,637
Shares redeemed	(48,266,738,565)	(68,696,813,544)

	(3,069,748,086)	(7,110,272,514)

FST Select Shares
Shares sold	178,068,258	155,979,906
Reinvestment of distributions	8,104	44,331
Shares redeemed	(209,139,336)	(307,227,290)

	(31,062,974)	(151,203,053)

FST Preferred Shares
Shares sold	504,548,770	1,032,198,588
Reinvestment of distributions	16,041	30,392
Shares redeemed	(519,962,699)	(1,258,819,909)

	(15,397,888)	(226,590,929)

FST Capital Shares
Shares sold	576,650,657	550,538,130
Reinvestment of distributions	1,853	4,453
Shares redeemed	(568,346,697)	(635,846,866)

	8,305,813	(85,304,283)

FST Administration Shares
Shares sold	1,655,339,209	2,522,755,215
Reinvestment of distributions	20,213	32,726
Shares redeemed	(1,780,150,368)	(2,841,138,645)

	(124,790,946)	(318,350,704)

FST Premier Shares(a)
Shares sold	1,398,472,145	1,531,348,319
Reinvestment of distributions	105,353	8,265
Shares redeemed	(1,579,595,190)	(52,055,356)

	(181,017,692)	1,479,301,228

FST Service Shares
Shares sold	3,719,770,918	4,228,912,216
Reinvestment of distributions	25,164	37,939
Shares redeemed	(3,754,891,611)	(4,341,918,929)

	(35,095,529)	(112,968,774)

FST Resource Shares(a)
Shares sold	—	1,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	—	1,000

FST Cash Management Shares(a)
Shares sold	488,798,110	269,890,217
Reinvestment of distributions	—	—
Shares redeemed	(547,493,278)	(59,723,077)

	(58,695,168)	210,167,140

NET INCREASE (DECREASE) IN SHARES	(3,507,502,470)	(6,315,220,889)

(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity as follows:

	Government Fund
	For the Fiscal Year	For the Fiscal Year
	Ended August 31, 2011	Ended August 31, 2010

FST Shares
Shares sold	187,444,105,503	234,435,096,510
Reinvestment of distributions	3,795,384	11,723,500
Shares redeemed	(192,624,308,947)	(260,201,777,183)

	(5,176,408,060)	(25,754,957,173)

FST Select Shares
Shares sold	1,026,494,862	1,861,462,623
Reinvestment of distributions	267,462	928,980
Shares redeemed	(1,777,164,814)	(2,855,102,505)

	(750,402,490)	(992,710,902)

FST Preferred Shares
Shares sold	6,972,842,514	6,701,619,562
Reinvestment of distributions	31,974	66,635
Shares redeemed	(7,104,114,122)	(6,791,368,012)

	(131,239,634)	(89,681,815)

FST Capital Shares
Shares sold	15,129,451,330	14,682,546,426
Reinvestment of distributions	25,098	58,676
Shares redeemed	(15,173,794,022)	(14,845,375,161)

	(44,317,594)	(162,770,059)

FST Administration Shares
Shares sold	10,454,908,442	9,762,142,919
Reinvestment of distributions	18,553	30,716
Shares redeemed	(10,895,813,833)	(10,581,645,343)

	(440,886,838)	(819,471,708)

FST Premier Shares(a)
Shares sold	49	1,000
Reinvestment of distributions	—	—
Shares redeemed	(44)	—

	5	1,000

FST Service Shares
Shares sold	1,751,221,213	2,540,369,009
Reinvestment of distributions	8,596	20,695
Shares redeemed	(1,649,501,837)	(2,668,760,790)

	101,727,972	(128,371,086)

FST Resource Shares(a)
Shares sold	3	1,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	3	1,000

FST Cash Management Shares(a)
Shares sold	—	1,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	—	1,000

NET INCREASE (DECREASE) IN SHARES	(6,441,526,636)	(27,947,959,743)

(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity as follows:

	Money Market Fund
	For the Fiscal Year	For the Fiscal Year
	Ended August 31, 2011	Ended August 31, 2010

FST Shares
Shares sold	149,958,115,133	108,081,839,741
Reinvestment of distributions	15,634,687	15,626,524
Shares redeemed	(145,732,881,996)	(114,464,612,774)

	4,240,867,824	(6,367,146,509)

FST Select Shares
Shares sold	1,084,760,680	1,364,508,787
Reinvestment of distributions	52,727	50,891
Shares redeemed	(1,240,859,791)	(1,039,138,594)

	(156,046,384)	325,421,084

FST Preferred Shares
Shares sold	666,846,127	462,674,841
Reinvestment of distributions	30,651	28,886
Shares redeemed	(706,064,007)	(453,298,839)

	(39,187,229)	9,404,888

FST Capital Shares
Shares sold	355,751,578	516,976,285
Reinvestment of distributions	9,918	16,016
Shares redeemed	(389,846,762)	(511,355,894)

	(34,085,266)	5,636,407

FST Administration Shares
Shares sold	1,447,974,538	3,188,439,969
Reinvestment of distributions	41,052	68,016
Shares redeemed	(1,660,524,047)	(3,823,262,000)

	(212,508,457)	(634,754,015)

FST Premier Shares(a)
Shares sold	10,570,988	1,000
Reinvestment of distributions	32	—
Shares redeemed	(50)	—

	10,570,970	1,000

FST Service Shares
Shares sold	877,442,462	786,938,378
Reinvestment of distributions	10,397	25,504
Shares redeemed	(902,472,611)	(1,086,051,777)

	(25,019,752)	(299,087,895)

FST Resource Shares(a)
Shares sold	2	1,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	2	1,000

FST Cash Management Shares(a)
Shares sold	—	1,001
Reinvestment of distributions	—	—
Shares redeemed	—	—

	—	1,001

NET INCREASE (DECREASE) IN SHARES	3,784,591,708	(6,960,523,039)

(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity as follows:

	Prime Obligations Fund
	For the Fiscal Year	For the Fiscal Year
	Ended August 31, 2011	Ended August 31, 2010

FST Shares
Shares sold	94,047,497,684	117,425,615,749
Reinvestment of distributions	9,039,844	11,796,301
Shares redeemed	(99,363,844,983)	(125,216,039,121)

	(5,307,307,455)	(7,778,627,071)

FST Select Shares
Shares sold	374,921,299	545,405,225
Reinvestment of distributions	93,781	92,808
Shares redeemed	(330,201,832)	(537,895,208)

	44,813,248	7,602,825

FST Preferred Shares
Shares sold	6,017,618,768	6,838,807,255
Reinvestment of distributions	51,870	174,748
Shares redeemed	(5,961,327,151)	(7,714,669,619)

	56,343,487	(875,687,616)

FST Capital Shares
Shares sold	2,636,959,649	4,880,554,976
Reinvestment of distributions	9,025	31,937
Shares redeemed	(2,783,600,159)	(5,122,989,608)

	(146,631,485)	(242,402,695)

FST Administration Shares
Shares sold	12,402,069,611	15,685,038,552
Reinvestment of distributions	26,422	66,842
Shares redeemed	(12,721,206,736)	(16,476,837,481)

	(319,110,703)	(791,732,087)

FST Premier Shares(a)
Shares sold	—	1,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	—	1,000

FST Service Shares
Shares sold	4,987,894,131	5,684,260,968
Shares converted from Class B Shares(b)	—	—
Reinvestment of distributions	43,249	61,176
Shares redeemed	(4,982,930,337)	(5,799,761,934)

	5,007,043	(115,439,790)

FST Class B Shares(a)
Shares sold	6,613,845	8,616,917
Shares converted to Service Shares(b)	—	—
Reinvestment of distributions	417	33
Shares redeemed	(6,679,266)	(789,681)

	(65,004)	7,827,269

FST Class C Shares(a)
Shares sold	19,466,695	31,168,349
Reinvestment of distributions	2,253	242
Shares redeemed	(16,795,418)	(1,196,055)

	2,673,530	29,972,536

FST Resource Shares(a)
Shares sold	94,527,740	134,771,222
Reinvestment of distributions	12,179	70
Shares redeemed	(82,070,984)	(7,817)

	12,468,935	134,763,475

FST Cash Management Shares(a)
Shares sold	—	1,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	—	1,000

NET INCREASE (DECREASE) IN SHARES	(5,651,808,404)	(9,623,721,154)

(a)	FST Premier, FST Resource, FST Cash Management, FST Class B and FST Class C Shares commenced operations on May 14, 2010.
(b)	Class B Shares will automatically convert into Service Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity as follows:

	Tax-Exempt California Fund
	For the Fiscal Year	For the Fiscal Year
	Ended August 31, 2011	Ended August 31, 2010

FST Shares
Shares sold	118,377,624	89,222,963
Reinvestment of distributions	11,561	6,186
Shares redeemed	(113,667,665)	(73,834,866)

	4,721,520	15,394,283

FST Administration Shares
Shares sold	820,647,263	854,322,097
Reinvestment of distributions	20,393	18,684
Shares redeemed	(835,932,330)	(938,657,692)

	(15,264,674)	(84,316,911)

FST Service Shares
Shares sold	340	151
Reinvestment of distributions	—	—
Shares redeemed	(340)	(151)

	—	—

FST Cash Management Shares
Shares sold	—	1
Reinvestment of distributions	—	—
Shares redeemed	—	(1)

	—	—

NET INCREASE (DECREASE) IN SHARES	(10,543,154)	(68,922,628)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity as follows:

	Tax-Exempt New York Fund
	For the Fiscal Year	For the Fiscal Year
	Ended August 31, 2011	Ended August 31, 2010

FST Shares
Shares sold	81,076,587	98,741,861
Reinvestment of distributions	10,770	12,653
Shares redeemed	(109,982,153)	(99,108,774)

	(28,894,796)	(354,260)

FST Administration Shares
Shares sold	452,824,475	476,103,195
Reinvestment of distributions	35,900	54,554
Shares redeemed	(439,778,117)	(591,963,512)

	13,082,258	(115,805,763)

FST Service Shares
Shares sold	—	—
Reinvestment of distributions	—	18
Shares redeemed	—	(74,988)

	—	(74,970)

FST Cash Management Shares
Shares sold	8	601
Reinvestment of distributions	—	1
Shares redeemed	(8)	(601)

	—	1

NET INCREASE (DECREASE) IN SHARES	(15,812,538)	(116,234,992)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity as follows:

	Tax-Free Money Market Fund
	For the Fiscal Year	For the Fiscal Year
	Ended August 31, 2011	Ended August 31, 2010

FST Shares
Shares sold	25,676,607,268	29,228,214,988
Reinvestment of distributions	7,313,126	10,603,503
Shares redeemed	(28,094,201,078)	(29,754,884,160)

	(2,410,280,684)	(516,065,669)

FST Select Shares
Shares sold	103,455,210	116,544,303
Reinvestment of distributions	43,172	102,985
Shares redeemed	(111,002,443)	(150,457,574)

	(7,504,061)	(33,810,286)

FST Preferred Shares
Shares sold	67,056,989	76,905,101
Reinvestment of distributions	6,294	14,557
Shares redeemed	(85,079,087)	(79,902,161)

	(18,015,804)	(2,982,503)

FST Capital Shares
Shares sold	48,486,256	170,196,387
Reinvestment of distributions	600	1,374
Shares redeemed	(53,947,827)	(322,529,006)

	(5,460,971)	(152,331,245)

FST Administration Shares
Shares sold	1,228,639,171	1,702,709,551
Reinvestment of distributions	9,373	14,709
Shares redeemed	(1,165,006,724)	(1,695,194,674)

	63,641,820	7,529,586

FST Premier Shares(a)
Shares sold	2,767,101,958	695,943,166
Reinvestment of distributions	95,616	3,880
Shares redeemed	(2,747,332,805)	(151,672,188)

	19,864,769	544,274,858

FST Service Shares
Shares sold	326,918,039	393,045,139
Reinvestment of distributions	2,848	5,455
Shares redeemed	(341,545,353)	(419,809,201)

	(14,624,466)	(26,758,607)

FST Resource Shares(a)
Shares sold	52,511,944	14,321,457
Reinvestment of distributions	2,463	6
Shares redeemed	(44,332,016)	(40,828)

	8,182,391	14,280,635

FST Cash Management Shares(a)
Shares sold	2	1,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	2	1,000

NET INCREASE (DECREASE) IN SHARES	(2,364,197,004)	(165,862,231)

(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity as follows:

	Treasury Instruments Fund
	For the Fiscal Year	For the Fiscal Year
	Ended August 31, 2011	Ended August 31, 2010

FST Shares
Shares sold	68,134,691,614	56,550,722,443
Reinvestment of distributions	828,031	1,561,575
Shares redeemed	(63,863,770,878)	(58,820,732,626)

	4,271,748,767	(2,268,448,608)

FST Select Shares
Shares sold	1,467,628,754	1,356,841,897
Reinvestment of distributions	17,885	17,601
Shares redeemed	(1,512,711,410)	(1,346,282,637)

	(45,064,771)	10,576,861

FST Preferred Shares
Shares sold	1,173,837,581	2,058,407,188
Reinvestment of distributions	15,090	23,812
Shares redeemed	(1,289,330,964)	(2,070,348,128)

	(115,478,293)	(11,917,128)

FST Capital Shares
Shares sold	377,542,777	734,041,666
Reinvestment of distributions	6,664	6,530
Shares redeemed	(317,878,207)	(688,876,831)

	59,671,234	45,171,365

FST Administration Shares
Shares sold	4,099,586,759	3,536,045,761
Reinvestment of distributions	48,273	49,160
Shares redeemed	(4,246,996,470)	(3,584,715,048)

	(147,361,438)	(48,620,127)

FST Premier Shares(a)
Shares sold	903,206,466	466,058,547
Reinvestment of distributions	29,491	1,881
Shares redeemed	(844,159,785)	(95,260,269)

	59,076,172	370,800,159

FST Service Shares
Shares sold	1,009,812,678	1,592,670,346
Reinvestment of distributions	13,791	14,852
Shares redeemed	(1,008,335,505)	(1,529,939,365)

	1,490,964	62,745,833

FST Resource Shares(a)
Shares sold	—	1,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	—	1,000

FST Cash Management Shares(a)
Shares sold	—	1,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	—	1,000

NET INCREASE (DECREASE) IN SHARES	4,084,082,635	(1,839,689,645)

(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity as follows:

	Treasury Obligations Fund
	For the Fiscal Year	For the Fiscal Year
	Ended August 31, 2011	Ended August 31, 2010

FST Shares
Shares sold	59,464,889,628	85,394,066,932
Reinvestment of distributions	650,976	2,422,093
Shares redeemed	(60,128,812,457)	(93,680,057,915)

	(663,271,853)	(8,283,568,890)

FST Select Shares
Shares sold	585,340,332	468,254,291
Reinvestment of distributions	17,417	92,493
Shares redeemed	(587,603,320)	(938,614,414)

	(2,245,571)	(470,267,630)

FST Preferred Shares
Shares sold	1,338,390,670	1,663,686,430
Reinvestment of distributions	11,282	40,721
Shares redeemed	(1,403,458,307)	(1,761,939,238)

	(65,056,355)	(98,212,087)

FST Capital Shares
Shares sold	363,171,310	669,975,983
Reinvestment of distributions	6,932	18,467
Shares redeemed	(443,879,077)	(776,804,635)

	(80,700,835)	(106,810,185)

FST Administration Shares
Shares sold	14,854,515,365	25,889,173,736
Reinvestment of distributions	32,411	74,465
Shares redeemed	(15,054,393,343)	(26,209,539,444)

	(199,845,567)	(320,291,243)

FST Premier Shares(a)
Shares sold	139,779,143	135,950,195
Reinvestment of distributions	9,569	719
Shares redeemed	(143,753,437)	(10,815,162)

	(3,964,725)	125,135,752

FST Service Shares
Shares sold	4,883,367,909	5,052,123,995
Reinvestment of distributions	28,539	93,711
Shares redeemed	(4,796,790,195)	(4,878,590,403)

	86,606,253	173,627,303

FST Resource Shares(a)
Shares sold	2	1,000
Reinvestment of distributions	—	—
Shares redeemed	(1)	—

	1	1,000

FST Cash Management Shares(a)
Shares sold	—	1,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	—	1,000

NET INCREASE (DECREASE) IN SHARES	(928,478,652)	(8,980,384,980)

(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Financial Square Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund and Goldman Sachs Financial Square Treasury Obligations Fund (collectively, the “Goldman Sachs Financial Square Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Financial Square Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 20, 2011

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2011 (Unaudited)

As a shareholder of FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Class B, FST Class C, FST Resource or FST Cash Management Shares of a Fund you incur two types of cost: (1) transaction costs, including contingent deferred sales charges (with respect to FST Class B and FST Class C Shares); and (2) ongoing costs, including management fees, distribution, service and/or shareholder administration fees (with respect to all share classes except FST Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Class B, FST Class C, FST Resource or FST Cash Management Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 through August 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Federal Fund				Government Fund				Money Market Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 Months Ended	Value	Value		6 Months Ended	Value	Value		6 Months Ended
Share Class	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*
FST Shares
Actual	$1,000.00	$1,000.04		$0.71	$1,000.00	$1,000.08		$1.01	$1,000.00	$1,000.58		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.50	+	0.71	1,000.00	1,024.20	+	1.02	1,000.00	1,024.30	+	0.92

FST Select Shares
Actual	1,000.00	1,000.03		0.71	1,000.00	1,000.03		0.96	1,000.00	1,000.03		1.11
Hypothetical (5% return before expenses)	1,000.00	1,024.50	+	0.71	1,000.00	1,024.25	+	0.97	1,000.00	1,024.25	+	1.12

FST Preferred Shares
Actual	1,000.00	1,000.03		0.71	1,000.00	1,000.03		0.91	1,000.00	1,000.03		1.41
Hypothetical (5% return before expenses)	1,000.00	1,024.50	+	0.71	1,000.00	1,024.30	+	0.92	1,000.00	1,023.79	+	1.43

FST Capital Shares
Actual	1,000.00	1,000.03		0.76	1,000.00	1,000.03		1.06	1,000.00	1,000.11		1.46
Hypothetical (5% return before expenses)	1,000.00	1,024.45	+	0.77	1,000.00	1,024.15	+	1.07	1,000.00	1,023.74	+	1.48

FST Administration Shares
Actual	1,000.00	1,000.03		0.76	1,000.00	1,000.04		1.01	1,000.00	1,000.43		1.46
Hypothetical (5% return before expenses)	1,000.00	1,024.45	+	0.77	1,000.00	1,024.20	+	1.02	1,000.00	1,023.74	+	1.48

FST Premier Shares
Actual	1,000.00	1,000.03		0.71	1,000.00	1,000.03		1.01	1,000.00	1,000.04		1.51
Hypothetical (5% return before expenses)	1,000.00	1,024.50	+	0.71	1,000.00	1,024.20	+	1.02	1,000.00	1,023.69	+	1.53

FST Service Shares
Actual	1,000.00	1,000.03		0.71	1,000.00	1,000.03		0.86	1,000.00	1,000.03		1.46
Hypothetical (5% return before expenses)	1,000.00	1,024.50	+	0.71	1,000.00	1,024.35	+	0.87	1,000.00	1,023.74	+	1.48

FST Resource Shares
Actual	1,000.00	1,000.03		0.35	1,000.00	1,000.03		1.01	1,000.00	1,000.03		1.01
Hypothetical (5% return before expenses)	1,000.00	1,024.85	+	0.36	1,000.00	1,024.20	+	1.02	1,000.00	1,024.20	+	1.02

FST Cash Management Shares
Actual	1,000.00	1,000.03		0.76	1,000.00	1,000.03		1.01	1,000.00	1,000.03		2.02
Hypothetical (5% return before expenses)	1,000.00	1,024.45	+	0.77	1,000.00	1,024.20	+	1.02	1,000.00	1,023.19	+	2.04

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2011 (Unaudited) (Continued)

	Prime Obligations				Tax-Exempt California			Tax-Exempt New York
	Beginning	Ending		Expenses	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account		Paid for the	Account	Account	Paid for the	Account	Account	Paid for the
	Value	Value		6 Months Ended	Value	Value	6 Months Ended	Value	Value	6 Months Ended
Share Class	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11	8/31/11*	3/1/11	8/31/11	8/31/11*
FST Shares
Actual	$1,000.00	$1,000.03		$0.91	$1,000.00	$1,000.03	$0.96	$1,000.00	$1,000.03	$0.96
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	1,000.00	1,024.25 +	0.97	1,000.00	1,024.25 +	0.97

FST Select Shares
Actual	1,000.00	1,000.20		1.06	N/A	N/A	N/A	N/A	N/A	N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07	N/A	N/A	N/A	N/A	N/A	N/A

FST Preferred Shares
Actual	1,000.00	1,000.03		1.21	N/A	N/A	N/A	N/A	N/A	N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.00	+	1.22	N/A	N/A	N/A	N/A	N/A	N/A

FST Capital Shares
Actual	1,000.00	1,000.03		1.26	N/A	N/A	N/A	N/A	N/A	N/A
Hypothetical (5% return before expenses)	1,000.00	1,023.95	+	1.28	N/A	N/A	N/A	N/A	N/A	N/A

FST Administration Shares
Actual	1,000.00	1,000.20		1.21	1,000.00	1,000.03	0.96	1,000.00	1,000.03	0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.00	+	1.22	1,000.00	1,024.25 +	0.97	1,000.00	1,024.30 +	0.92

FST Premier Shares
Actual	1,000.00	1,000.03		1.01	N/A	N/A	N/A	N/A	N/A	N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.20	+	1.02	N/A	N/A	N/A	N/A	N/A	N/A

FST Service Shares
Actual	1,000.00	1,000.03		1.21	1,000.00	1,000.03	1.16	1,000.00	1,000.03	1.16
Hypothetical (5% return before expenses)	1,000.00	1,024.00	+	1.22	1,000.00	1,024.05 +	1.17	1,000.00	1,024.05 +	1.17

FST Class B Shares
Actual	1,000.00	1,000.03		1.21	N/A	N/A	N/A	N/A	N/A	N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.00	+	1.22	N/A	N/A	N/A	N/A	N/A	N/A

FST Class C Shares
Actual	1,000.00	1,000.03		1.21	N/A	N/A	N/A	N/A	N/A	N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.00	+	1.22	N/A	N/A	N/A	N/A	N/A	N/A

FST Resource Shares
Actual	1,000.00	1,000.03		1.21	N/A	N/A	N/A	N/A	N/A	N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.00		1.22	N/A	N/A	N/A	N/A	N/A	N/A

FST Cash Management Shares
Actual	1,000.00	1,000.03		2.02	1,000.00	1,000.03	0.96	1,000.00	1,000.03	0.96
Hypothetical (5% return before expenses)	1,000.00	1,023.19		2.04	1,000.00	1,024.25	0.97	1,000.00	1,024.25	0.97

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2011 (Unaudited) (Continued)

	Tax-Free Money Market Fund				Treasury Instruments Fund				Treasury Obligations Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 Months Ended	Value	Value		6 Months Ended	Value	Value		6 Months Ended
Share Class	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*
FST Shares
Actual	$1,000.00	$1,000.25		$0.91	$1,000.00	$1,000.03		$0.35	$1,000.00	$1,000.03		$0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56

FST Select Shares
Actual	1,000.00	1,000.03		1.01	1,000.00	1,000.03		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	+	1.02	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56

FST Preferred Shares
Actual	1,000.00	1,000.03		1.11	1,000.00	1,000.03		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.10	+	1.12	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56

FST Capital Shares
Actual	1,000.00	1,000.04		1.11	1,000.00	1,000.03		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.10	+	1.12	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56

FST Administration Shares
Actual	1,000.00	1,000.15		1.11	1,000.00	1,000.03		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.10	+	1.12	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56

FST Premier Shares
Actual	1,000.00	1,000.03		1.11	1,000.00	1,000.03		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.10	+	1.12	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56

FST Service Shares
Actual	1,000.00	1,000.03		1.11	1,000.00	1,000.03		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.10	+	1.12	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56

FST Resource Shares
Actual	1,000.00	1,000.03		1.06	1,000.00	1,000.03		0.05	1,000.00	1,000.03		0.05
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07	1,000.00	1,025.16	+	0.05	1,000.00	1,025.16	+	0.05

FST Cash Management Shares
Actual	1,000.00	1,000.03		0.25	1,000.00	1,000.03		0.05	1,000.00	1,000.03		0.05
Hypothetical (5% return before expenses)	1,000.00	1,024.95	+	0.26	1,000.00	1,025.16	+	0.05	1,000.00	1,025.16	+	0.05

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

	FST	FST Select	FST Preferred	FST Capital	FST Administration	FST Premier	FST Service	FST Class B	FST Class C	FST Resource	FST Cash Management
Fund	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares

Federal	0.14%	0.14%	0.14%	0.15%	0.15%	0.14%	0.14%	N/A	N/A	0.07%	0.15%
Government	0.20	0.19	0.18	0.21	0.20	0.20	0.17	N/A	N/A	0.20	0.20
Money Market	0.18	0.22	0.28	0.29	0.29	0.30	0.29	N/A	N/A	0.20	0.40
Prime Obligations	0.18	0.21	0.24	0.25	0.24	0.20	0.24	0.24%	0.24%	0.24	0.40
Tax-Exempt California	0.19	N/A	N/A	N/A	0.19	N/A	0.23	N/A	N/A	N/A	0.19
Tax-Exempt New York	0.19	N/A	N/A	N/A	0.18	N/A	0.23	N/A	N/A	N/A	0.19
Tax-Free Money Market	0.18	0.20	0.22	0.22	0.22	0.22	0.22	N/A	N/A	0.21	0.05
Treasury Instruments	0.07	0.07	0.07	0.07	0.07	0.07	0.07	N/A	N/A	0.01	0.01
Treasury Obligations	0.11	0.11	0.11	0.11	0.11	0.11	0.11	N/A	N/A	0.01	0.01

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background
The Goldman Sachs Financial Square Federal, Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Money Market, Goldman Sachs Financial Square Prime Obligations, Goldman Sachs Financial Square Tax-Exempt California, Goldman Sachs Financial Square Tax-Exempt New York, Goldman Sachs Financial Square Tax-Free Money Market, Goldman Sachs Financial Square Treasury Instruments and Goldman Sachs Financial Square Treasury Obligations Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreements were most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a comparable institutional composite managed by the Investment Adviser (in the case of Financial Square Money Market Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor and transfer agent, to waive certain management, transfer agency, distribution, service and administration fees (as applicable) in order to maintain positive yields for the Funds and reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by Goldman Sachs over the past several years with respect to the Funds;

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the Funds to their peers using rankings compiled by the Outside Data Provider. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2010.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees considered the Funds’ investment performance in light of their respective investment objectives and the credit parameters. They also considered the difficult yield environment in which the Funds operated throughout 2009 and 2010. They noted that despite volatility in the financial markets in 2009 and 2010, the Investment Adviser was able to maintain a stable net asset value and positive yield to meet the demands of the Funds’ investors, in many instances as the result of voluntary

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

fee waivers and expense reimbursements. In light of these considerations, the Independent Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They noted that the Investment Adviser and Goldman Sachs took a number of steps, including waiving management, distribution, service, administration and transfer agency fees (as applicable), in order to maintain positive yields for the Funds. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreements.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Funds do not have management fee breakpoints. They considered the amount of assets in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group; the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain amounts; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain positive Fund yields. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser. They also observed that the Funds’ level of profitability was lower as a result of fee waivers and “other expenses” reimbursements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under the SEC exemptive orders permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (g) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2012.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	99	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). Formerly, he was Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee of Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	99	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	99	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of August 31, 2011.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of other trusts within the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2011, the Trust consisted of 85 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Funds – Financial Square Funds — Tax Information (unaudited)

During the fiscal year ended August 31, 2011, 100% of the distributions from net investment income paid by the Financial Square Tax-Exempt California, Tax-Exempt New York, and Tax-Free Money Market Funds were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Financial Square Tax-Free Money Market and the Financial Square Treasury Instruments Funds designate $321,849 and $5,639 or, if different, the maximum amount allowable, as capital gain dividends paid during the taxable year ended August 31, 2011.

During the fiscal year ended August 31, 2011, 100% of the net investment company taxable income distributions paid by the Financial Square Federal, Financial Square Government, Financial Square Tax-Exempt California, Financial Square Tax-Exempt New York, Financial Square Tax-Free Money Market, Financial Square Treasury Instruments, and Financial Square Treasury Obligations Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $720.3 billion in assets under management as of June 30, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund

Select Satellite[4] ■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4] ■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2011 Goldman Sachs. All rights reserved. FSQAR11/61010.MF.MED.TMPL/10/2011/233K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,621,427	$2,616,425	Financial Statement audits. $133,206 represents fees borne by the Funds’ adviser in 2010 in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$37,500	$110,517	Other attest services.

Tax Fees:

• PwC	$750,377	$894,197	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$1,339,000	$1,312,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended August 31, 2011 and August 31, 2010 were approximately $787,877 and $1,004,714 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 20, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 20, 2011